                                                                  EXHIBIT 4.2(a)

HEALTHTRUST, INC.--THE
HOSPITAL COMPANY



11% SENIOR SUBORDINATED NOTES DUE 2009



INDENTURE



Dated as of May 11, 1999



CITIBANK N.A.
as Trustee

                            CROSS-REFERENCE TABLE*


Trust Indenture Act Section                                      Indenture Section
310  (a)(1).....................................................       7.1
     (a)(2).....................................................       7.1
     (a)(3).....................................................       N.A.
     (a)(4).....................................................       N.A.
     (a)(5).....................................................       7.1
     (b)(i), (ii)...............................................       7.1
     (c)........................................................       N.A.
311  (a)........................................................       7.11
     (b)........................................................       7.11
     (iii)(c)...................................................       N.A.
312  (a)........................................................       2.5
     (b)........................................................       12.3
     (c)........................................................       12.3
313  (a)........................................................       7.6
     (b)(2).....................................................       7.7
     (c)........................................................       7.6; 12.2
     (d)........................................................       7.6
314  (a)........................................................       4.3; 12.2
     (b)........................................................       N.A.
     (c)(1).....................................................       12.4
     (c)(2).....................................................       12.4
     (c)(3).....................................................       N.A.
     (d)........................................................       N.A.
     (e)........................................................       12.5
     (f)........................................................       N.A.
315  (a)........................................................       7.1
     (b)........................................................       7.5; 12.2
     (c)........................................................       7.1
     (d)........................................................       7.1
     (e)........................................................       6.11
316  (a)(last sentence).........................................       2.9
     (a)(1)(A)..................................................       6.5
     (a)(1)(B)..................................................       6.4
     (a)(2).....................................................       N.A.
     (b)........................................................       6.7
     (c)........................................................       2.12
317  (a)(1).....................................................       6.8
     (a)(2).....................................................       6.9
     (b)........................................................       2.4
318  (a)........................................................       12.1
     (b)........................................................       N.A.
     (c)........................................................       12.1

N.A.  means not applicable.
*This Cross-Reference Table is not part of the Indenture.

                               TABLE OF CONTENTS

                                                                               Page
                                                                               ----
ARTICLE I
     DEFINITIONS AND INCORPORATION BY REFERENCE................................  1
     Section 1.1    Definitions................................................  1
     Section 1.2    Other Definitions.......................................... 25
     Section 1.3    Terms of TIA............................................... 25
     Section 1.4    Rules of Construction...................................... 26

   ARTICLE II
     THE NOTES................................................................. 26
     Section 2.1    Form and Dating............................................ 26
     Section 2.2    Execution and Authentication............................... 28
     Section 2.3    Registrar and Paying Agent................................. 29
     Section 2.4    Paying Agent to Hold Money in Trust........................ 29
     Section 2.5    Holder Lists............................................... 29
     Section 2.6    Transfer and Exchange...................................... 30
     Section 2.7    Replacement Notes.......................................... 40
     Section 2.8    Outstanding Notes.......................................... 40
     Section 2.9    Treasury Notes............................................. 41
     Section 2.10   Temporary Notes............................................ 41
     Section 2.11   Cancellation............................................... 41
     Section 2.12   Defaulted Interest......................................... 41
     Section 2.13   CUSIP Numbers.............................................. 42

  ARTICLE III
     REDEMPTION................................................................ 42
     Section 3.1    Notice of Redemption to Trustee............................ 42
     Section 3.2    Selection of Notes to Be Redeemed.......................... 42
     Section 3.3    Notice of Redemption to Holders............................ 43
     Section 3.4    Effect of Notice of Redemption............................. 43
     Section 3.5    Deposit of Redemption Price................................ 43
     Section 3.6    Notes Redeemed in Part..................................... 44
     Section 3.7    Optional Redemption........................................ 44
     Section 3.8    Mandatory Redemption....................................... 45

   ARTICLE IV
     COVENANTS................................................................. 45
     Section 4.1    Payment of Notes........................................... 45
     Section 4.2    Maintenance of Office or Agency............................ 46
     Section 4.3    Reports.................................................... 46
     Section 4.4    Compliance Certificate..................................... 47
     Section 4.5    Taxes...................................................... 47
     Section 4.6    Stay, Extension and Usury Laws............................. 48
     Section 4.7    Limitation on Restricted Payments.......................... 48
     Section 4.8    Limitation on Dividend and Other Payment Restrictions
                    Affecting Restricted Subsidiaries.......................... 52
     Section 4.9    Limitation on Indebtedness................................. 53
     Section 4.10   Limitation on Sale of Assets............................... 54
     Section 4.11   Limitation on Transactions with Affiliates................. 56
     Section 4.12   Limitation on Liens........................................ 57
     Section 4.13   Limitation on Other Senior Subordinated Indebtedness....... 58
     Section 4.14   Corporate Existence........................................ 58
     Section 4.15   Purchase of Notes upon Change in Control................... 58
     Section 4.16   Subsidiary Guarantees...................................... 59

 Section 4.17   Limitation on Issuances and Sales of Capital Stock of
                Restricted Subsidiaries....................................     60
 Section 4.18   Limitation on Guarantees of Indebtedness by
                Restricted Subsidiaries....................................     61
 Section 4.19   Assumption of Indenture by Triad and Holdings..............     61
 Section 4.20   Limitations on Healthtrust.................................     62
 Section 4.21   Limitations on Triad.......................................     62
 Section 4.22   Transition Agreements......................................     62
 Section 4.23   Further Assurances.........................................     62

ARTICLE V
 SUCCESSORS     ...........................................................     62
 Section 5.1    Consolidation, Merger and Sale of Assets...................     62
 Section 5.2    Successor Person Substituted...............................     64

ARTICLE VI
 DEFAULTS AND REMEDIES.....................................................     65
 Section 6.1    Events of Default..........................................     65
 Section 6.2    Acceleration...............................................     66
 Section 6.3    Other Remedies.............................................     67
 Section 6.4    Waiver of Past Defaults....................................     67
 Section 6.5    Control by Majority........................................     68
 Section 6.6    Limitation on Suits........................................     68
 Section 6.7    Rights of Holders of Notes to Receive Payment..............     68
 Section 6.8    Collection Suit by Trustee.................................     68
 Section 6.9    Trustee May File Proofs of Claim...........................     69
 Section 6.10   Priorities.................................................     69
 Section 6.11   Undertaking for Costs......................................     70

ARTICLE VII
 TRUSTEE        ...........................................................     70
 Section 7.1    Duties of Trustee..........................................     70
 Section 7.2    Rights of Trustee..........................................     71
 Section 7.3    Individual Rights of Trustee...............................     72
 Section 7.4    Trustee's Disclaimer.......................................     72
 Section 7.5    Notice of Defaults.........................................     73
 Section 7.6    Reports by Trustee to Holders of the Notes.................     73
 Section 7.7    Compensation and Indemnity.................................     73
 Section 7.8    Replacement of Trustee.....................................     74
 Section 7.9    Successor Trustee by Merger, etc...........................     75

 Section 7.10   Eligibility; Disqualification.................................  75
 Section 7.11   Preferential Collection of Claims Against Holdings............  75
 Section 7.12   Trustee's Application for Instructions from the Company.......  75

ARTICLE VIII
 DEFEASANCE AND COVENANT DEFEASANCE; DISCHARGE................................  76
 Section 8.1    Option to Effect Defeasance or Covenant Defeasance............  76
 Section 8.2    Defeasance and Discharge......................................  76
 Section 8.3    Covenant Defeasance...........................................  77
 Section 8.4    Conditions to Defeasance or Covenant Defeasance...............  77
 Section 8.5    Deposited Money and U.S. Government Obligations to
                Be Held in Trust; Other Miscellaneous Provisions..............  78
 Section 8.6    Repayment to Holdings.........................................  79
 Section 8.7    Reinstatement.................................................  79
 Section 8.8    Discharge.....................................................  80

ARTICLE IX
 AMENDMENT, SUPPLEMENT AND WAIVER.............................................  80
 Section 9.1    Without Consent of Holders of Notes...........................  80
 Section 9.2    With Consent of Holders of Notes..............................  81
 Section 9.3    Revocation and Effect of Consents.............................  83
 Section 9.4    Notation on or Exchange of Notes..............................  83
 Section 9.5    Trustee to Sign Amendments, etc...............................  83

ARTICLE X
 SUBORDINATION  ..............................................................  84
 Section 10.1   Agreement to Subordinate......................................  84
 Section 10.2   Liquidation; Dissolution; Bankruptcy..........................  84
 Section 10.3   Default on Designated Senior Indebtedness.....................  85
 Section 10.4   Acceleration of Securities....................................  86
 Section 10.5   When Distribution Must Be Paid Over...........................  86
 Section 10.6   Notice by the Company.........................................  86
 Section 10.7   Subrogation...................................................  86
 Section 10.8   Relative Rights...............................................  87
 Section 10.9   Subordination May Not Be Impaired by the Company..............  87
 Section 10.10    Distribution or Notice to Representative....................  88
 Section 10.11    Rights of Trustee and Paying Agent..........................  88
 Section 10.12    Authorization to Effect Subordination.......................  88
 Section 10.13    Amendments..................................................  89

ARTICLE XI
 NOTE GUARANTEES..............................................................  89
 Section 11.1   Guarantee.....................................................  89
 Section 11.2   Subordination of Note Guarantee...............................  90
 Section 11.3   Limitation on Guarantor Liability.............................  90
 Section 11.4   Execution and Delivery of Note Guarantee......................  91
 Section 11.5   Releases Following Sale of Assets or Capital Stock............  91

ARTICLE XII
 MISCELLANEOUS................................................................  92
 Section 12.1   Trust Indenture Act Controls..................................  92
 Section 12.2   Notices.......................................................  92
 Section 12.3   Communication by Holders of Notes with Other Holders of Notes.  93
 Section 12.4   Certificate and Opinion as to Conditions Precedent............  94
 Section 12.5   Statements Required in Certificate or Opinion.................  94
 Section 12.6   Rules by Trustee and Agents...................................  94

 Section 12.7   No Personal Liability of Directors, Officers, Employees
                and Stockholders...............................................  95
 Section 12.8   Governing Law..................................................  95
 Section 12.9   No Adverse Interpretation of Other Agreements..................  95
 Section 12.10  Successors.....................................................  95
 Section 12.11  Severability...................................................  95
 Section 12.12  Counterpart Originals; Acceptance by Trustee...................  95
 Section 12.13  Table of Contents, Headings, etc................................ 96


                                   EXHIBITS:

Exhibit A-1    Form of Note
Exhibit A-2    Form of Regulation S Temporary Global Note
Exhibit B      Form of Certificate of Transfer
Exhibit C      Form of Certificate of Exchange
Exhibit D      Form of Certificate from Acquiring Institutional Accredited
               Investor
Exhibit E      Form of Note Guarantee
Exhibit F      Form of Supplemental Indenture
Exhibit G      Form of First Supplemental Indenture
Exhibit H      Form of Second Supplemental Indenture
Exhibit I      Form of Third Supplemental Indenture

     INDENTURE dated as of May 11, 1999 by and between Healthtrust, Inc.--The Hospital Company, a Delaware corporation (the "Company"), and Citibank N.A., a national banking association, duly organized and validly existing under the laws of the United States of America, as trustee (the "Trustee").

     The Company and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the Notes:

                                   ARTICLE I
                  DEFINITIONS AND INCORPORATION BY REFERENCE

     Section 1.1    Definitions.

     "144A Global Note" means a global note in the form of Exhibit A-1 hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in a denomination equal to the outstanding principal amount of the Notes sold in reliance on Rule 144A.

     "Acquired Indebtedness" means Indebtedness of a Person (a) existing at the time such Person becomes a Restricted Subsidiary or (b) assumed in connection with the acquisition of assets constituting substantially all the assets of such Person, any division or line of business of such Person or any other properties or assets of such Person other than in the ordinary course of business from such Person. Acquired Indebtedness shall be deemed to be incurred on the date of the related acquisition of assets from any Person or the date the acquired Person becomes a Restricted Subsidiary.

     "Additional Interest" means all additional interest, if any, then owing pursuant to Section 2(c) of the Registration Rights Agreement.

     "Affiliate" means, with respect to any specified Person, (a) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person or (b) any other Person that owns, directly or indirectly, 10% or more of such specified Person's Capital Stock or (c) any executive officer or director of any such specified Person or other Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agent" means any Registrar, Paying Agent or co-registrar.

     "Applicable Procedures" means, with respect to any transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures of the Depositary, Euroclear and Cedel that apply to such transfer or exchange.

     "Asset Sale" means any sale, issuance, conveyance, transfer, lease or other disposition (including, without limitation, by way or merger, consolidation or sale and leaseback transaction) (collectively, a "transfer"), directly or indirectly, in one of a series of related transactions, of (a) any Capital Stock of any Restricted Subsidiary, (b) all or substantially all of the properties and assets of any division or line of business of Holdings or any Restricted Subsidiary, or (c) any other properties or assets of Holdings or any Restricted Subsidiary other than in the ordinary course of business. For the purposes of this definition, the term "Asset Sale" shall not include any transfer of properties or assets (i) that is governed by the provisions of Section 5.1, (ii) between or among Holdings and Restricted Subsidiaries in accordance with the terms hereof, (iii) a Hospital Swap, (iv) with an aggregate Fair Market Value of less than $1,000,000, (v) long-term leases, in effect on the Issuance Date, of Hospitals to another Person, (vi) long-term leases of Hospitals to another Person; provided that the aggregate book value of the properties subject to such leases at any one time outstanding does not exceed 15% of the Total Assets of Holdings at the time any such lease is entered into, (vii) that are obsolete, damaged or worn out equipment or inventory that is no longer useful in the conduct of Holdings' or its Subsidiaries' business and that is disposed of in the ordinary course of business, (viii) that constitutes a sale or other disposition of accounts receivable in the ordinary course of business (including for purposes of financing) for cash and in an amount at least equal to the Fair Market

Value of such accounts receivable, or (ix) that is made the subject of an Investment consummated in compliance with Section 4.7.

     "Attributable Debt" of any Person in respect of a sale and leaseback transaction means, at the time of determination, the present value of the obligation of such Person as lessee for net rental payments (excluding all amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water, utilities and similar charges to the extent included in such rental payments) during the remaining term of the lease included in such sale and leaseback transaction including any period for which such lease has been extended or may, at the option of the lessor, be extended. Such present value shall be calculated using a discount rate equal to the rate of interest implicit in such transaction, determined in accordance with GAAP.

     "Average Life" means, as of the date of determination with respect to any Indebtedness, the quotient obtained by dividing (a) the sum of the products of
(i) the number of years from the date of determination to the date or dates of each successive scheduled principal payment (including, without limitation, any sinking fund requirements) of such Indebtedness multiplied by (ii) the amount of each such principal payment by (b) the sum of all such principal payments.

     "Bankruptcy Law" means Title 11, United States Bankruptcy Code of 1978, as amended, or any similar United States federal or state law relating to the bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization or relief of debtors or any amendment to, succession to or change in any such law.

     "Beneficial Owner" has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular "person" (as such term is used in Section 13(d)(3) of the Exchange Act), such "person" shall be deemed to have beneficial ownership of all securities that such "person" has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition.

     "Board of Directors" means, with respect to any Person, the board of directors of such Person, or any duly authorized committee of such board.

     "Broker-Dealer" means any broker or dealer registered with the Commission under the Exchange Act.

     "Business Day" means any day other than a Legal Holiday.

     "Capital Stock" means, with respect to any Person, any and all shares, interests, partnership interests, participation, rights in or other equivalents (however designated) of such Person's capital stock, and any rights (other than debt securities convertible into capital stock), warrants or options exchangeable for or convertible into such capital stock, whether now outstanding or issued after the date hereof.

     "Capitalized Lease Obligation" means, with respect to any Person, any obligation of such Person under a lease of (or other agreement conveying the right to use) any property (whether real, personal or mixed) that is required to be classified and accounted for as a capital lease obligation under GAAP, and, for the purpose hereof, the amount of such obligation at any date shall be the capitalized amount thereof at such date, determined in accordance with GAAP.

     "Cash Equivalents" means (a) any evidence of Indebtedness with a maturity of one year or less issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof); (b) certificates of deposit or acceptances with a maturity of one year or less of any financial institution that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $500,000,000; and (c) commercial paper with a maturity of one year or less issued by a corporation that is not an Affiliate of Holdings and is organized under the laws of any state of the United States or the District of Columbia and rated at least A-1 by S&P or any successor rating agency or at least P-1 by Moody's or any successor rating agency; (d) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (a) and (b) above; (e) demand and time deposits with a domestic commercial bank that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $500,000,000; and (f) investments in funds investing solely in investments of the types described in clauses (a) through (e) above.

     "Cedel" means Cedelbank, societe anonyme.

     "Change in Control" means the occurrence of any of the following events:
(a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 35% of the total outstanding Voting Stock of Triad or Holdings; provided that if (i) Triad is the "beneficial owner" of more than 35% of the total outstanding Voting Stock of Holdings or
(ii) the ESOP is the "beneficial owner" of more than 35% of the total outstanding Voting Stock of Triad, either of those events by itself shall not constitute a Change in Control under this clause (a); (b) Triad or Holdings consolidates with, or merges with or into, another Person or conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any Person, or any Person consolidates with, or merges with or into, Triad or Holdings, in any such event pursuant to a transaction in which the outstanding Voting Stock of Triad or Holdings is converted into or exchanged for cash, securities or other property, other than any such transaction (i) where the outstanding Voting Stock of Triad or Holdings is not converted or exchanged at all (except to the extent necessary to reflect a change in the jurisdiction of incorporation of Triad or Holdings) or is converted into or exchanged for (A) Voting Stock (other than Redeemable Capital Stock) of the surviving or transferee corporation and/or (B) cash, securities and other property (other than Capital Stock of the surviving or transferee corporation) in an amount that could be paid by Holdings as a Restricted Payment as described under, or is otherwise not prohibited by, Section 4.7 and (ii) immediately after such transaction, no "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 35% of the total outstanding Voting Stock of the surviving or transferee corporation; (c) during any consecutive two year period, individuals who at the beginning of such period constituted the Board of Directors of Triad or Holdings (together with any new directors whose election to such Board of Directors, or whose nomination for election by the stockholders of Triad or Holdings, was approved by a vote of 66-2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of Triad or Holdings then in office; or (d) Triad or Holdings is liquidated or dissolved or adopts a plan of liquidation or dissolution other than, in the case of Holdings, in a transaction which complies with the provisions described under Section 5.1; or (e) for as long as a holding company ownership structure is maintained over Holdings, Triad or a company 100% of the Capital Stock of which is owned directly by Triad ceases to own at least a majority of the total outstanding Voting Stock and Capital Stock of Holdings. Notwithstanding anything to the contrary in the foregoing, the consummation of the Spin-Off Distribution shall not be deemed to constitute a Change in Control within the meaning of this definition.

     "Closing" means the original issuance of Notes on the date of this Indenture.

     "Columbia/HCA" means Columbia/HCA Healthcare Corporation, a Delaware corporation.

     "Company" shall have the meaning assigned to such term in the preamble.

     "Commission" means the Securities and Exchange Commission.

     "Consolidated Adjusted Net Income" means, for any period, the Consolidated Adjusted Net Income (or loss) of Holdings and all Restricted Subsidiaries for such period as determined in accordance with GAAP, adjusted by excluding, without duplication, (a) any net after-tax extraordinary gains or losses (less all fees and expenses relating thereto), (b) any net after-tax gains or losses (less all fees and expenses relating thereto) attributable to asset dispositions other than in the ordinary course of business, (c) the portion of net income (or loss) of any Person (other than Holdings or a Restricted Subsidiary), including Unrestricted Subsidiaries, in which Holdings or any Restricted Subsidiary has an ownership interest, except to the extent of the amount of dividends or other distributions actually paid to Holdings or any

Restricted Subsidiary in cash dividends or distributions during such period, (d) for purposes of Section 4.7, the net income (or loss) of any Person combined with Holdings or any Restricted Subsidiary on a "pooling of interests" basis attributable to any period prior to the date of combination, (e) the net income of any Restricted Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary is not at the date of determination permitted, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Restricted Subsidiary or its stockholders, except to the extent of the amount of cash dividends or other distributions actually paid to Holdings or a Restricted Subsidiary not subject to such restriction by such Restricted Subsidiary during such period and (f) for purposes of calculating Consolidated Adjusted Net Income under Section 4.7 any net income (or loss) from any Restricted Subsidiary while it was an Unrestricted Subsidiary at any time during such period other than any amounts actually received from such Restricted Subsidiary during such period.

     "Consolidated Fixed Charge Coverage Ratio" of Holdings means, for any period, the ratio of (a) the sum of Consolidated Adjusted Net Income and, to the extent deducted in computing Consolidated Adjusted Net Income, Consolidated Interest Expense, Consolidated Income Tax Expense and Consolidated Non-Cash Charges, less all non-cash items increasing Consolidated Adjusted Net Income, in each case, for such period to (b) the sum of (i) Consolidated Interest Expense and (ii) cash dividend payments on Preferred Stock of Holdings or any Restricted Subsidiary and non-cash dividends due on Preferred Stock of any Restricted Subsidiary for such period.

     "Consolidated Income Tax Expense" means, for any period, the provision for federal, state, local and foreign income taxes of Holdings and all Restricted Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP.

     "Consolidated Interest Expense" means, for any period, without duplication, the sum of (a) the interest expense of Holdings and its Restricted Subsidiaries for such period, including, without limitation, (i) amortization of debt discount, (ii) the net cost (benefit) of Interest Rate Agreements (including amortization of discounts), (iii) the interest portion of any deferred payment obligation, (iv) commissions, discounts, and other fees and charges owed with respect to letters of credit and bankers acceptance financing and similar transactions, and (v) amortization of debt issuance costs, plus (b) the interest component of Capitalized Lease Obligations of Holdings and its Restricted Subsidiaries during such period, plus (c) the interest of Holdings and its Restricted Subsidiaries that was capitalized during such period, plus (d) interest on Indebtedness of another Person that is guaranteed by Holdings or any Restricted Subsidiary or secured by a Lien on assets of Holdings or a Restricted Subsidiary, to the extent such interest is actually paid by Holdings or such Restricted Subsidiary, in each case as determined on a consolidated basis in accordance with GAAP; provided that (x) the Consolidated Interest Expense attributable to interest on any Indebtedness computed on a pro forma basis and bearing a floating interest rate shall be computed as if the rate in effect on the date of computation had been the applicable rate for the entire period, and
(y) in making such computation, the Consolidated Interest Expense attributable to interest on any Indebtedness under a revolving credit facility computed on a pro forma basis shall be computed based upon the average daily balance of such Indebtedness during the applicable period; provided, further, that, notwithstanding the foregoing, the interest rate with respect to any Indebtedness covered by any Interest Rate Agreement shall be deemed to be the effective interest rate with respect to such Indebtedness after taking into account such Interest Rate Agreement.

     "Consolidated Net Worth" means the total of the amounts shown on the balance sheet of Holdings and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP, as of the end of the most recent fiscal quarter of Holdings ending prior to the taking of any action for the purpose of which the determination is being made, as (a) the aggregate paid-in capital relating to such Capital Stock plus (b) any retained earnings or earned surplus less (i) any accumulated deficit and (ii) any amounts attributable to Redeemable Capital Stock.

     "Consolidated Non-Cash Charges" means, for any period, the aggregate depreciation, amortization, depletion and other non-cash expenses of Holdings and any

Restricted Subsidiary reducing Consolidated Adjusted Net Income for such period, determined on a consolidated basis in accordance with GAAP (excluding any such non-cash charge that requires an accrual of or reserve for cash charges for any future period).

          "Currency Agreements" means any spot or forward foreign exchange agreements and currency swap, currency option or other similar financial agreements or arrangements entered into by Holdings or any of its Restricted Subsidiaries in the ordinary course of business and designated to protect against or manage exposure to fluctuations in foreign currency exchange rates.

          "Corporate Trust Office" of the Trustee shall be at the address of the Trustee specified in Section 12.2 or such other address as to which the Trustee may give notice to the Company.

         "Custodian" means the Trustee, as custodian with respect to the Notes in global form, or any successor entity thereto.

          "Default" means any event that is, or after notice or the passage of time or both would be, an Event of Default.

          "Definitive Note" means a certificated Note registered in the name of the Holder thereof and issued in accordance with Section 2.6, in the form of Exhibit A-1 hereto except that such Note shall not bear the Global Note Legend and shall not have the "Schedule of Exchanges of Interests in the Global Note" attached thereto.

          "Depositary" means, with respect to the Notes issuable or issued in whole or in part in global form, the Person specified in Section 2.3 as the Depositary with respect to the Notes, and any and all successors thereto appointed as depositary hereunder and having become such pursuant to the applicable provision of this Indenture.

          "Designated Senior Indebtedness" means:

          (a) all Senior Indebtedness under the Senior Credit Agreement; and

          (b) any other Senior Indebtedness which, at the time of determination, has an aggregate principal amount outstanding of at least $35,000,000 and that has been specifically designated in the instrument evidencing such Senior Indebtedness as "Designated Senior Indebtedness" of Holdings.

           "Disinterested Director" means, with respect to any transaction or series of transactions in respect of which the Board of Directors is required to deliver a resolution of the Board of Directors under the Indenture, a member of the Board of Directors who does not have any material direct of indirect financial interest in or with respect to such transaction or series of transactions.

          "ESOP" means the Triad Hospitals, Inc. Retirement Savings Plan.

          "ESOP Loans" means loans to the ESOP by Holdings or guarantees by Holdings of loans to the ESOP by a third party lender, in either case in connection with the purchase as promptly as practicable of shares of Triad common stock by the ESOP.

          "Euroclear" means Morgan Guaranty Trust Holdings of New York, Brussels office, as operator of the Euroclear system.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Exchange Notes" means the Notes issued in exchange for the Initial Notes in the Exchange Offer pursuant to Section 2.6(f) hereof or, with respect to Initial Notes issued under this Indenture subsequent to the date of this Indenture pursuant to Section 2.2 hereof, the exchange offer contemplated by the registration rights agreement relating thereto substantially identical to the Registration Rights Agreement.

          "Exchange Offer" has the meaning set forth in the Registration Rights Agreement.

          "Exchange Registration Statement" has the meaning set forth in the Registration Rights Agreement.

          "Fair Market Value" means, with respect to any asset or property, the sale value that would be obtained in an arm's-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy. Fair Market Value shall be determined by the Board of Directors of Holdings in good faith.

          "Generally Accepted Accounting Principles" or "GAAP" means generally accepted accounting principles in the United States, consistently applied, that are in effect on the date of determination.

          "Global Note Legend" means the legend set forth in Section 2.6(g)(ii) which is required to be placed on all Global Notes issued under this Indenture.

          "Global Notes" means, individually and collectively, each of the Restricted Global Notes and the Unrestricted Global Notes, in the form of Exhibit A hereto issued in accordance with Section 2.1, 2.6(b)(iv), 2.6(d)(ii) or 2.6(f).

          "Government Securities" means direct obligations of, or obligations guaranteed by, the United States of America, and the payment for which the United States pledges its full faith and credit.

          "Guarantee" means, as applied to any obligation, (a) a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner, of any part or all of such obligation and (b) an agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of non-performance) of all or any part of such obligation, including, without limiting the foregoing, the payment of amounts drawn by letters of credit.

          "Guarantor" means each Restricted Subsidiary that executes and delivers its supplemental indenture to the Indenture and any Restricted Subsidiary that incurs a Guarantee; provided that upon the release and discharge of any Person from its Note Guarantee in accordance with this Indenture, such Person shall cease to be a Guarantor.

          "Guarantor Senior Indebtedness" of a Guarantor means Indebtedness of such Guarantor consisting of:

          (a) a guarantee of any Senior Indebtedness under the Senior Credit Agreement or any other Senior Indebtedness; and

          (b) the principal of, premium, if any, and interest on all other Indebtedness of such a Guarantor (other than the Note Guarantee issued by such Guarantor), whether outstanding on the date of this Indenture or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to such Note Guarantee.

           Notwithstanding the foregoing, "Guarantor Senior Indebtedness" of a Guarantor shall not include:
          (i)   Indebtedness evidenced by the Note Guarantee of such Guarantor;
          (ii) Indebtedness of such Guarantor that is expressly subordinated in right of payment to any Guarantor Senior Indebtedness of such Guarantor;
          (iii) Indebtedness of such Guarantor that by operation of law is subordinate to any general unsecured obligations of such Guarantor;
          (iv) Indebtedness of such Guarantor to the extent incurred in violation of any covenant of the Indenture;
          (v) any liability for federal, state or local taxes or other taxes, owed or owing by such Guarantor;
          (vi) accounts payable or other liabilities owed or owing by such Guarantor to trade creditors (including guarantees thereof or instruments evidencing such liabilities);
          (vii) amounts owed by such Guarantor for compensation to employees or for services rendered to such Guarantor;
          (viii)Indebtedness of such Guarantor to any Affiliate of Holdings;
          (ix)  Capital Stock of such Guarantor;  and
          (x) Indebtedness which when incurred and without respect to any election under Section 1111(b) of Title 11 of the United States Code is without recourse to such Guarantor or any Subsidiary.

          "Healthtrust" means Healthtrust, Inc.--The Hospital Company, a Delaware corporation.

          "Holder" means a Person in whose name a Note is registered.

          "Holdings" means Triad Hospitals Holdings, Inc., a Delaware corporation, and any and all successors thereto.

          "Hospital" means a hospital, outpatient clinic, long-term care facility, medical office building or other facility or business that is used or useful in or related to the provision of healthcare services.

          "Hospital Swap" means an exchange of assets and, to the extent necessary to equalize the value of the assets being exchanged, cash by Holdings or a Restricted Subsidiary for one or more Hospitals and/or one or more Related Businesses or for 100% of the Capital Stock of any Person owning or operating one or more Hospitals and/or one or more Related Businesses, provided that cash does not exceed 20% of the sum of the amount of the cash and the Fair Market Value of the Capital Stock or assets received or given by Holdings or a Restricted Subsidiary in such transaction.

          "Indebtedness" means, with respect to any Person, without duplication,
(a) all liabilities of such Person for borrowed money (including overdrafts) or for the deferred purchase price of property or services, excluding any trade payables and other accrued current liabilities incurred in the ordinary course of business, but including, without limitation, all obligations, contingent or otherwise, of such Person in connection with any letters of credit and acceptances issued under letter of credit facilities, acceptance facilities or other similar facilities, (b) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, (c) indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), but excluding trade payables arising in the ordinary course of business, (d) all Capitalized Lease Obligations of such Person, (e) all obligations of such Person under or in respect of Interest Rate Agreements or Currency Agreements, (f) all indebtedness referred to in (but not excluded from) the preceding clauses of other Persons and all dividends of other Persons, the payment of which is secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien or with respect to property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness (the amount of such obligation being deemed to be the lesser of the value of such property or asset or the amount of the obligation so secured), (g) all guarantees by such Person of Indebtedness referred to in this definition or any other Person, (h) all Redeemable Capital Stock of such Person valued at the greater of its voluntary or involuntary maximum fixed repurchase price plus accrued and unpaid dividends and (i) all Attributable Debt of such Person. For purposes hereof, the "maximum fixed repurchase price" of any Redeemable Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Redeemable Capital Stock as if such Redeemable Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to the Indenture, and if such price is based upon, or measured by, the Fair Market Value of such Redeemable Capital Stock, such Fair Market Value shall be determined in good faith by the board of directors of the issuer of such Redeemable Capital Stock.

          "Indenture" means this Indenture, as amended or supplemented from time to time.

          "Independent Financial Advisor" means a reputable accounting, appraisal or investment banking firm that, in the reasonable good faith judgment of the Board of Directors of Holdings, is qualified to perform the task for which such firm has been engaged and is independent with respect to Holdings.

          "Indirect Participant" means a Person who holds a beneficial interest in a Global Note through a Participant.

          "Initial Notes" means, collectively, (i) the 11% Senior Subordinated Notes due 2009 of the Company issued on the date of this Indenture and (ii) one or more series of 11% Senior Subordinated Notes due 2009 that are issued subsequent to the date of this Indenture pursuant to Section 2.2, in each case for so long as such securities constitute "restricted securities" as such term is defined in Rule 144(a)(3) under the Securities Act; provided that the Trustee shall be entitled to request and conclusively rely on an Opinion of Counsel with respect to whether any Note constitutes such a restricted security.

          "Institutional Accredited Investor" means an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

          "Interest Rate Agreements" means any interest rate protection agreements and other types of interest rate hedging agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements) designed to protect against or manage exposure to fluctuations in interest rates.

          "Investments" means, with respect to any Person, any direct or indirect advance, loan, guarantee or other extension of credit or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase, acquisition or ownership by such Person of any Capital Stock, bonds, notes, debentures or other securities or evidences of Indebtedness issued or owned by, any other Person and all other items that would be classified as investments on a balance sheet prepared in accordance with GAAP. In addition, the portion (proportionate to Holdings' or a Restricted Subsidiary's equity interest in each Subsidiary) of the Fair Market Value of the net assets of any Restricted Subsidiary at the time that such Restricted Subsidiary is designated an Unrestricted Subsidiary shall be deemed to be an "Investment" made by Holdings in such Unrestricted Subsidiary at such time. Upon a redesignation of such Subsidiary as a Restricted Subsidiary, Holdings shall be deemed to continue to have a permanent "Investment" in an Unrestricted Subsidiary equal to an amount (if positive) equal to (a) Holdings' (or one of its Subsidiaries') "Investment" in such Subsidiary at the time of such redesignation less (b) the portion (proportionate to Holdings' (or one of its Subsidiaries) equity interest in such Subsidiary) of the Fair Market Value of the net assets of such Subsidiary at the time of such redesignation. "Investment" shall exclude extensions of trade credit on commercially reasonable terms in accordance with normal trade practices.

          "Issuance Date" means the date on which the Notes are originally issued under this Indenture after giving effect to the Spin-Off Transactions.

          "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions in the City of New York are authorized by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue on such payment for the intervening period.

          "Letter of Transmittal" means the letter of transmittal to be prepared by Holdings and sent to all Holders of the Notes for use by such Holders in connection with the Exchange Offer.

          "Lien" means any mortgage, charge, pledge, lien (statutory or otherwise), security interest, hypothecation, assignment for security, claim, or preference of priority or other encumbrance upon or with respect to any property of any kind, real or personal, movable or immovable, now owned or hereafter acquired. A Person shall be deemed to own subject to a Lien any property which such Person has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement having substantially the same economic effect as the foregoing.

          "LifePoint" means LifePoint Hospitals, Inc., a Delaware corporation.

          "Material Subsidiary" of a Person means any Restricted Subsidiary that would be a significant subsidiary of such person, as defined in rule 1-02 of Regulation S-X promulgated by the Commission.

          "Maturity" means, with respect to any Note, the date on which any principal of such Note becomes due and payable provided in such Note or in this Indenture, whether at the Stated Maturity with respect to such principal or by declaration of acceleration, call for redemption of purchase or otherwise.

          "Moody's" means Moody's Investors Service, Inc. and its successors.

          "Net Cash Proceeds" means, with respect to any Asset Sale, the proceeds thereof in the form of cash or Cash Equivalents including payments in respect of deferred payment obligations when received in the form of, or stock or other assets when disposed for, cash or Cash Equivalents (except to the extent that such obligations are financed or sold with recourse to Holdings or any Restricted Subsidiary), net of (a) brokerage commissions and other fees and expenses (including, without limitation, fees and expenses of legal counsel and investment banks, recording fees, transfer fees and appraiser fees) related to such Asset Sale, (b) provisions for all taxes payable as a result of such Asset Sale, (c) payments made to retire Indebtedness where payment of such Indebtedness is secured by the assets or properties which are the subject of such Asset Sale or where such Indebtedness must by its terms, or as required by applicable law, be repaid out of the proceeds of such Asset Sale, (d) amounts required to be paid to any Person (other than Holdings or any Restricted Subsidiary) owning a beneficial interest in or having a Lien on the assets subject to the Asset Sale, (e) all distributions and other payments required to be made to non-majority interest holders in Subsidiaries or Permitted Joint Ventures as a result of such Asset Sale and (f) appropriate amounts to be provided by Holdings or any Restricted Subsidiary, as the case may be, as a reserve required in accordance with GAAP against any liabilities associated with such Asset Sale and retained by Holdings or any Restricted Subsidiary, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, all as reflected in an Officers' Certificate delivered to the Trustee.

     "Non-U.S. Person" means a Person who is not a U.S. Person.

     "Note Guarantee" means any guarantee of the obligations of Holdings under this Indenture and the Notes by any Restricted Subsidiary in accordance with the provisions of this Indenture.

     "Notes" means, collectively, the Initial Notes and the Unrestricted Notes, treated as a single class of securities, as amended or supplemented from time to time in accordance with the terms hereof, that are issued pursuant to the terms of this Indenture.

     "Officer" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, any Executive or Senior Vice President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Vice President of such Person.

     "Officers' Certificate" means a certificate signed on behalf of the Company by two Officers of the Company, one of whom must be the Chief Executive Officer, the Chief Financial Officer or the principal accounting officer of the Company, that meets the requirements of Section 12.5.

     "Opinion of Counsel" means an opinion from legal counsel that meets the requirements of Section 12.5. The counsel may be an employee of or counsel to the Company, any Subsidiary of the Company or the Trustee.

     "Pari Passu Indebtedness" means (a) with respect to the Notes, Indebtedness that ranks pari passu in right of payment to the Notes and (b) with respect to any Note Guarantee, Indebtedness that ranks pari passu in right of payment to such Note Guarantee.

     "Participant" means, with respect to the Depositary, Euroclear or Cedel, a Person who has an account with the Depositary, Euroclear or Cedel, respectively (and, with respect to The Depository Trust Company, shall include Euroclear and Cedel).

     "Permitted Indebtedness" means any of the following:

     (a) Indebtedness of Holdings or any restricted Subsidiary under the Senior Credit Agreement in an aggregate principal amount at any one time outstanding not to exceed $465,000,000 million less, without duplication, (i) the aggregate amount of all repayments of the principal amount of any term loans under the Senior Credit Agreement or a permanent reduction of the commitments with respect to any revolving credit indebtedness under the Senior Credit Agreement in either case made in accordance with Section 4.10 and (ii) the aggregate amount of all repayments of the principal amount of any loan in respect of the asset sale bridge loan facility of the Senior Credit Agreement in effect on the date of this Indenture.

     (b) Indebtedness of Holdings pursuant to the Notes or of any Restricted Subsidiary pursuant to a Note Guarantee;

     (c) Indebtedness (other than Indebtedness referred to in paragraphs (a) and (b) of this definition) of Holdings or any Restricted Subsidiary outstanding on the date hereof and immediately following consummation of the Spin-Off Transactions in an amount not to exceed $11,000,000;

     (d) Indebtedness of Holdings owing to any Restricted Subsidiary; provided that any disposition, pledge or transfer of any such Indebtedness to a Person (other than a disposition, pledge or transfer to Holdings or another Restricted Subsidiary) shall be deemed to be an incurrence of such Indebtedness by Holdings not permitted by this paragraph (d);

     (e) Indebtedness of a Restricted Subsidiary owing to Holdings or to another Restricted Subsidiary; provided that any disposition, pledge or transfer of any such Indebtedness to a Person (other than a disposition, pledge or transfer to Holdings or a Restricted Subsidiary) shall be deemed to be an incurrence of such Indebtedness by such Restricted Subsidiary not permitted by this paragraph (e);

     (f) guarantees of any Restricted Subsidiary made in accordance with the provisions of Sections 4.13 or 4.18;

     (g) obligations of Holdings or any Guarantor entered into in the ordinary course of business (i) pursuant to Interest Rate Agreements designed to protect Holdings or any Restricted Subsidiary against fluctuations in interest rates in respect of Indebtedness of Holdings or any Restricted Subsidiary, which obligations do not exceed the aggregate principal amount of such Indebtedness and (ii) pursuant to Currency Agreements entered into by Holdings or any of its Restricted Subsidiaries in respect of its (x) assets or (y) obligations, as the case may be, denominated in a foreign currency;

     (h) Indebtedness of Holdings or any Guarantor in respect of Purchase Money Obligations and Capitalized Lease Obligations of Holdings or any Guarantor in an aggregate amount which does not exceed $20,000,000 at any one time outstanding;

     (i) Indebtedness of Holdings or any Guarantor consisting of guarantees, indemnities, hold backs or obligations in respect of purchase price adjustments in connection with the acquisition or disposition of assets, including, without limitation, shares of Capital Stock of Restricted Subsidiaries, or contingent payment obligations incurred in connection with the acquisition of assets which are contingent on the performance of the assets acquired, other than guarantees of Indebtedness incurred by any Person acquiring all or any portion of such assets of shares of Capital Stock of such Restricted Subsidiary for the purpose of financing such acquisition, provided that the maximum allowable liability in respect of all such Indebtedness shall at no time exceed the gross proceeds actually received by Holdings and its Restricted Subsidiaries;

     (j) Indebtedness of Holdings or any Guarantor represented by (i) letters of credit for the account of Holdings or any Restricted Subsidiary or (ii) other obligations to reimburse third parties pursuant to any surety bond or other similar arrangements, which letters of credit or other obligations, as the case may be, are intended to provide security for workers' compensation claims, payment obligations in connection with self-insurance or other similar requirements in the ordinary course of business;

     (k) any renewals, extensions, substitutions, refinancing or replacements (each, for purposes of this paragraph, a "refinancing") of any Indebtedness incurred pursuant to the first paragraph of Section 4.9 or referred to in paragraphs (a) (ii), (b) or (c) of this definition, including any successive refinancings, so long as (i) any such new indebtedness shall be in a principal amount that does not exceed the principal amount so refinanced, plus the lesser of the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of the Indebtedness refinanced or the amount of any premium reasonably determined as necessary to accomplish such refinancing, (ii) in the case of any refinancing by Holdings of Pari Passu Indebtedness or Subordinated Indebtedness, such new Indebtedness is made pari passu with or subordinate to the Notes at least to the same extent as the Indebtedness being refinanced, (iii) in the case of any refinancing by any Guarantor of Pari Passu Indebtedness or Subordinated Indebtedness, such new Indebtedness is made pari passu with or subordinate to the Note Guarantee of such Guarantor at least to the same extent as the Indebtedness being refinanced, (iv) such new Indebtedness has an Average Life no shorter than the Average Life of the Indebtedness being refinanced and final Stated Maturity of principal no earlier than the final Stated Maturity of principal of the Indebtedness being refinanced and (v) Indebtedness of Holdings or a Guarantor may only be refinanced with Indebtedness of Holdings or a Guarantor, as the case may be;

     (l) payments to or by Holdings to fund the payment of or payment by Triad of dividends, loans, distributions or annual contributions calculated in accordance with the requirements of Section 415 of the Internal Revenue Code to the ESOP in amounts equal to amounts expended by Triad or Holdings to repurchase shares of its Capital Stock from deceased or retired employees in accordance with the terms of the ESOP as in effect on the date of the Indenture and from employees whose employment with Holdings or any of its Subsidiaries has terminated for any reason, in each case contemplated by this paragraph (l) only to the extent mandatorily required by the ESOP as in effect on the date of the Indenture, the Internal Revenue Code or ERISA; and, provided, further, that in each such case Holdings or Triad has deferred making any cash payments in respect of such repurchase obligations to the maximum extent possible under the ESOP as in effect on the date of the Indenture or as modified from time to time to comply with law;

     (m) Physician Support Obligations incurred by Holdings or any Restricted Subsidiary; and

     (n) Indebtedness of Holdings or any Guarantor not otherwise permitted by the foregoing paragraphs (a) through (m) in an aggregate principal amount not in excess of $40,000,000 at any one time outstanding.

     "Permitted Investments" means any of the following:

     (a)  Investments in Cash Equivalents;

     (b)  Investments in Holdings or any Restricted Subsidiary;

     (c) intercompany Indebtedness to the extent permitted under paragraphs (d) or (e) of the definition of "Permitted Indebtedness;"

     (d) Investments in an amount not to exceed $10,000,000 at any one time outstanding;

     (e) Investments by Holdings or any Restricted Subsidiary in another Person, if as a result of such investment (i) such other Person becomes a Restricted Subsidiary or (ii) such other Person is merged or consolidated with or into, or transfers or conveys all or substantially all of its assets to, Holdings or a Restricted Subsidiary;

     (f)  Investments acquired in the Spin-Off Transactions;

     (g) bonds, notes, debentures and other securities received as consideration for Assets Sales to the extent permitted under Section 4.10;

     (h) any Investment in a Person engaged principally in a Related Business prior to such investment if (i) Holdings would, at the time of such Investment and after giving pro forma effect thereto as if such Investment had been made at the beginning of the most recently ended four full fiscal quarter periods for which consolidated financial statements are available immediately preceding the date of such Investment, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Consolidated Fixed Charge Coverage Ratio test set forth in the first paragraph under Section 4.9 and
  (ii) the aggregate amount (including cash and the book value of property other than cash, as determined by the Board of Directors of Holdings) of all Investments made pursuant to this paragraph (h) by Holdings and its Restricted Subsidiaries (determined as of the time made) does not exceed in the aggregate 15% of the Total Assets of Holdings at the time the investment is made; provided that Investments of up to $25,000,000 shall be permitted under this paragraph (h) without regard to the requirement of clause (i) of this paragraph (h);

     (i) Physician Support Obligations made by Holdings or any Restricted Subsidiary;

     (j) in the event Holdings or a Restricted Subsidiary shall establish a Subsidiary for the purpose of insuring the healthcare businesses or facilities owned or operated by Holdings, any Subsidiary, any Permitted Joint Venture or any physician employed by or on the medical staff of any such business or facility (the "Insurance Subsidiary"), Investments in an amount which do not exceed the minimum amount of capital required under the laws of the jurisdiction in which the Insurance Subsidiary is formed, and any Investment by such Insurance Subsidiary which is a legal investment for an insurance company under the laws of the jurisdiction in which the Insurance Subsidiary is formed and made in the ordinary course of business and rated in one of the four highest rating categories;

     (k)  Investments made in connection with Hospital Swaps;

     (l) Investments in prepaid expenses, negotiable instruments held for collection and lease, utility and workers' compensation, performance and other similar deposits made in the ordinary course of business;

     (m) loans and advances to officers, directors and employees made in the ordinary course of business not to exceed $15,000,000 in the aggregate at any one time outstanding;

     (n)  Interest Rate Agreements and Currency Agreements permitted under
  Section 4.9;

     (o) Investments represented by accounts receivable created or acquired in the ordinary course of business;

     (p) Investments existing on the Issuance Date and any renewal or replacement thereof on terms and conditions no less favorable than that being renewed or replaced;

     (q) any Investment to the extent that the consideration therefor is Qualified Capital Stock;

     (r) shares of Capital Stock or other securities received in settlement of debts owed to Holdings or any Restricted Subsidiary as a result of foreclosure, perfection or enforcement of any Lien or indebtedness or in connection with any good faith settlement of a bankruptcy proceeding; or

     (s)  the ESOP Loans.

     "Permitted Joint Venture" means, with respect to any Person, (a) any corporation, association, limited liability company or other business entity (other than a partnership) of which 50% or more of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof and 50% or more of the total equity interests is at the time of determination owned or controlled, directly or indirectly, by such Person or one or more of the Restricted Subsidiaries of that person or a combination thereof and (b) any partnership of which 50% or more of the general or limited partnership interests are owned or controlled, directly or indirectly, by such Person or one or more of the Restricted Subsidiaries of that Person or a combination thereof, and which in the case of each of clauses (a) and (b) is engaged in a Related Business.

     "Permitted Liens" means (a) Liens existing on the Issue Date; (b) Liens now or hereafter securing any Interest Rate Agreements of Holdings or any Restricted Subsidiary; (c) Liens securing any Indebtedness incurred under paragraph (k) of the definition of "Permitted Indebtedness," the proceeds of which are used to refinance Indebtedness of Holdings or any Restricted Subsidiary; provided that such Liens extend to or cover only the assets currently securing the Indebtedness being refinanced; (d) Liens securing Acquired Indebtedness incurred by Holdings and any Restricted Subsidiary and permitted under Section 4.9, provided that such Liens attach solely to the assets acquired; (e) Liens securing Indebtedness owing to Holdings or a Restricted Subsidiary; (f) Liens securing Purchase Money Obligations incurred in accordance with the Indenture;
(g) Liens for taxes, assessments or governmental charges or claims either (i) not delinquent or (ii) contested in good faith by appropriate proceedings and as to which Holdings or its Restricted Subsidiaries shall have set aside on its books such reserves as may be required pursuant to GAAP; (h) statutory Liens of landlords and Liens or carriers, warehousemen, mechanics, suppliers, materialmen, repairment and other Liens imposed by law incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith, if such reserved or other appropriate provision, if any, as shall be required by GAAP shall have been made in respect thereof; (i) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations; (j) judgment Liens not giving rise to an Event of Default so long as such Lien is adequately bonded and any appropriate legal proceedings which may have been duly initiated for the review of such judgment shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired; (k) easements, rights-of-way, zoning restrictions and other similar charges or encumbrances in respect of real property not interfering in any material respect with the conduct of the business of Holdings or any of its Restricted Subsidiaries; or (l) any interest or title of a lessor in assets or Property subject to Capitalized Lease Obligations or an operating lease of Holdings or any Restricted Subsidiary.

     "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Physician Support Obligation" means a loan to or on behalf of, or a guarantee of indebtedness of, a physician or healthcare professional providing service to patients in the service area of a Hospital or other health care facility operated by Holdings or any of its Restricted Subsidiaries made or given by Holdings or any Subsidiary of Holdings (a) in the ordinary course of its business and (b) pursuant to a written agreement having a period not to exceed four years.

     "Preferred Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of such Person's preferred or preference stock whether now outstanding, or issued after the Issuance Date, and including, without limitation, all classes and series of preferred or preference stock of such Person.

     "Private Placement Legend" means the legend set forth in Section 2.6(g)(i) to be placed on all Notes issued under this Indenture except where otherwise permitted by the provisions of this Indenture.

     "Public Equity Offering" means an offer and sale of common stock (which is Qualified Capital Stock) of Triad or Holdings made on a primary basis by Triad or Holdings pursuant to a registration statement that has been declared effective by the Commission pursuant to the Securities Act (other than a registration statement on Form S-8 or otherwise relating to equity securities issuable under any employee benefit plan of Triad or Holdings).

     "Purchase Money Obligations" means any Indebtedness of Holdings or any Restricted Subsidiary incurred to finance the acquisition or construction of any property or business (including Indebtedness incurred within 90 days following such acquisition or construction), including Indebtedness of a Person existing at the time such Person becomes a Subsidiary or assumed by Holdings or a Subsidiary in connection with the acquisition of assets from such person; provided, however, that any Lien on such Indebtedness shall not extend to any property other than the property so acquired or constructed.

     "Qualified Capital Stock" of any Person means any and all Capital Stock of such Person other than Redeemable Capital Stock.

     "Qualified Equity Offering" means (a) any Public Equity Offering or (b) an offering of Qualified Capital Stock of Triad or Holdings to non-Affiliates with gross proceeds to Triad or Holdings in excess of $35,000,000.

     "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

     "Redeemable Capital Stock" means any class of Capital Stock that, either by its terms, by the terms of any securities into which it is convertible or exchangeable or by contract or otherwise, is, or upon the happening of an event or passage of time would be, required to be redeemed (whether by sinking fund or otherwise) prior to the date that is 91 days after the final Stated Maturity of the notes or is redeemable at the option of the holder thereof at any time prior to such date, or is convertible into or exchangeable for debt securities at any time prior to such date (unless it is convertible or exchangeable solely at the option of Holdings).

     "Registration Rights Agreement" means the Exchange Registration Rights Agreement, dated as of the date of this Indenture, by and among the Company and the other parties named on the signature pages thereof, as such agreement may be amended, modified or supplemented from time to time, and, with respect to Initial Notes issued under this Indenture subsequent to the date of this Indenture pursuant to Section 2.2, the registration rights agreement relating thereto relating thereto substantially identical to the Registration Rights Agreement.

     "Regulation S" means Regulation S promulgated under the Securities Act.

     "Regulation S Global Note" means a Regulation S Temporary Global Note or Regulation S Permanent Global Note, as appropriate.

     "Regulation S Permanent Global Note" means a permanent Global Note in the form of Exhibit A-1 hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Regulation S Temporary Global Note upon expiration of the Restricted Period.

     "Regulation S Temporary Global Note" means a temporary global Note in the form of Exhibit A-2 hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Notes initially sold in reliance on Rule 903 of Regulation S.

     "Related Business" means a healthcare business affiliated or associated with a Hospital or any business related or ancillary to the provision of healthcare services or information or the investment in, or the management, leasing or operation of, a Hospital.

     "Responsible Officer," when used with respect to the Trustee, means any officer within the global agency and trust services department of the Trustee (or any successor group of the Trustee) or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Restricted Definitive Note" means a Definitive Note bearing the Private Placement Legend.

     "Restricted Global Note" means a Global Note bearing the Private Placement Legend.

     "Restricted Investment" means any Investment other than a Permitted Investment.

     "Restricted Period" means the 40-day restricted period as defined in Regulation S.

     "Restricted Subsidiary" means any Subsidiary other than an Unrestricted Subsidiary.

     "Rule 144" means Rule 144 promulgated under the Securities Act.

     "Rule 144A" means Rule 144A promulgated under the Securities Act.

     "Rule 903" means Rule 903 promulgated under the Securities Act.

     "Rule 904" means Rule 904 promulgated the Securities Act.

     "S&P" means Standard and Poor's Ratings Group, a division of McGraw-Hill, Inc. and its successors.

     "Sale and Leaseback Transaction" means any transaction or series of related transactions pursuant to which Holdings or a Restricted Subsidiary sells or transfers any property or assets in connection with the leasing of such property or asset to the seller or transferor.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Senior Credit Agreement" means the credit agreement, dated as of May 11, 1999, among Healthtrust, and certain subsidiaries of Healthtrust which may become parties thereto, the lenders parties thereto and Bank of America National Trust and Savings Association, as administrative agent, as such agreement may be amended, renewed, extended, substituted, refinanced, restructured, replaced, supplemented or otherwise modified from time to time.

     "Senior Indebtedness" means:

     (a) all obligations of Holdings, now or hereafter existing, under or in respect of the Senior Credit Agreement, whether for principal, premium, if any, interest (including interest accruing after the filing of, or which would have accrued but for the filing of, a petition by or against Holdings under Bankruptcy Law, whether or not such interest is allowed as a claim after such filing in any proceeding under such law) and other amounts due in connection therewith (including any fees, premiums, expenses and indemnities); and

     (b) the principal of, premium, if any, and interest on all other Indebtedness of Holdings (other than the Notes), whether outstanding on the date of this Indenture or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Notes.

     Notwithstanding the foregoing, "Senior Indebtedness" shall not include:

     (i)    Indebtedness evidenced by the Notes;

     (ii) Indebtedness of Holdings that is expressly subordinated in right of payment to any Senior Indebtedness of Holdings or the Notes;

     (iii) Indebtedness of Holdings that by operation of law is subordinate to any general unsecured obligations of Holdings,

     (iv) Indebtedness of Holdings to the extent incurred in violation of any covenant prohibiting the incurrence of Indebtedness under this Indenture;

     (v) any liability for federal, state or local taxes or other taxes, owed or owing by Holdings;

     (vi) accounts payable or other liabilities owed or owing by Holdings to trade creditors (including guarantees thereof or instruments evidencing such liabilities);

     (vii) amounts owed by Holdings for compensation to employees or for services rendered to Holdings;

     (viii) Indebtedness of Holdings to any Subsidiary or any other Affiliate of Holdings;

     (ix)    Capital Stock of Holdings; and

     (x) Indebtedness which when incurred and without respect to any election under Section 1111(b) of Title 11 of the United States Code is without recourse to Holdings or any Restricted Subsidiary.

     "Shelf Registration Statement" means the Shelf Registration Statement as defined in the Registration Rights Agreement.

     "Spin-Off-Distribution" means the distribution to holders of Columbia/HCA stock of all of the outstanding shares of Triad.

     "Spin-Off Transactions" means the transactions described in the Offering Circular, dated April 30, 1999, relating to the Notes under the caption "The Distribution."

     "Stated Maturity" means, when used with respect to any note or any installment of interest thereon, the date specified in such note as the fixed date on which the principal of such note or such installment of interest is due and payable, and, when used with respect to any other Indebtedness, means the date specified in the instrument governing such indebtedness as the fixed date on which the principal of such indebtedness or any installment of interest thereon is due and payable.

     "Subordinated Indebtedness" means Indebtedness of Holdings or a Guarantor that is expressly subordinated in right of payment to the Notes or the Note Guarantee of such Guarantor, as the case may be.

     "Subsidiary" means any Person a majority of the equity ownership or Voting Stock of which is at the time owned, directly or indirectly, by Holdings or by one or more other Subsidiaries. For purposes of this definition, any directors' qualifying shares shall be disregarded in determining the ownership of a Subsidiary.

     "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb) as in effect on the date on which this Indenture is qualified under the TIA, except as provided in Section 9.3 hereof.

     "Total Assets" of Holdings means the total consolidated assets of Holdings and its Restricted Subsidiaries as shown on the most recent balance sheet of Holdings.

     "Transition Agreements" means the collective reference to the (a) distribution agreement among Columbia/HCA, Triad and LifePoint; (b) tax sharing and indemnification agreement among Columbia/HCA, Triad and LifePoint; (c) benefits and employment matters agreement among Columbia/HCA, Triad and LifePoint; (d) insurance allocation and administration agreement among Columbia/HCA, Triad and LifePoint; (e) computer and data processing services agreement between Columbia Information Systems, Inc. ("CIS") and Triad; (f) subleases between certain subsidiaries of Columbia/HCA and Triad relating to Triad's principal executive offices; (g) transitional services agreement between Columbia/HCA and Triad; (h) agreement to share telecommunications services between CIS and Triad; and (i) agreements between Columbia/HCA and Triad relating to the provision of account collection services and relating to Triad's participation in a group purchasing organization with Columbia/HCA, in the case of clauses (a), (b), (c), (d), (e), (f), (g) and (h) above, in substantially the forms filed with the Commission as exhibits to the Form 10 Registration Statement of Triad, and in the case of clause (i) above, substantially as described in the Form 10 Registration Statement of Triad, and in the case of all agreements listed in clauses (a) through (i) above, as such agreements may be amended from time to time so long as such amendments are not materially adverse to the interests of the Holders of the Notes.

     "Triad" means Triad Hospitals, Inc., a Delaware corporation.

     "Trustee" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder.

     "Unrestricted Global Note" means a permanent Global Note in the form of Exhibit A-1 attached hereto that bears the Global Note Legend and that has the "Schedule of Exchanges of Interests in the Global Note" attached thereto, and that is deposited with or on behalf of and registered in the name of the Depositary, representing a series of Notes that do not and are not required to bear the Private Placement Legend.

     "Unrestricted Definitive Notes" means one or more Definitive Notes that do not bear and are not required to bear the Private Placement Legend.

     "Unrestricted Notes" means one or more Unrestricted Global Notes and/or Unrestricted Definitive Notes, including, without limitation, the Exchange Notes.

     "Unrestricted Subsidiary" means (a) any Subsidiary that at the time of determination shall be an Unrestricted Subsidiary (as designated by the Board of Directors of Holdings, as provided below) and (b) any Subsidiary of any Unrestricted Subsidiary; provided,however, that in no event shall any Guarantor be an Unrestricted Subsidiary. The Board of Directors of Holdings may designate any Subsidiary (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary so long as (i) neither Holdings nor any Restricted Subsidiary is directly or indirectly liable for any Indebtedness of such Subsidiary, (ii) no default with respect to any Indebtedness of such Subsidiary would permit (upon notice, lapse of time or otherwise) any holder of any other Indebtedness of Holdings or any Restricted Subsidiary, except any nonrecourse guarantee given solely to support the pledge by Holdings or a Restricted Subsidiary of the Capital Stock of an Unrestricted Subsidiary, to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity and (iii) any Investment in such Subsidiary made as a result of designating such Subsidiary an Unrestricted Subsidiary will not violate the provisions of Section 4.19. Any such designation by the Board of Directors of Holdings shall be evidenced to the Trustee by filing a board resolution with the Trustee giving effect to such designation. The Board of Directors of Holdings may designate any Unrestricted Subsidiary as a Restricted Subsidiary if immediately after giving effect to such designation, there would be no Default or Event of Default under this Indenture and Holdings could incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to Section 4.9.

     "U.S. Government Obligations" means securities that are (a) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (b) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

     "U.S. Person" means a U.S. person as defined in Rule 902(o) under the Securities Act.

     "Voting Stock" means any class or classes of Capital Stock pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of any Person (irrespective of whether or not, at the time, stock of any other class or classes shall have, or might have voting power by reason of the happening of any contingency).

     Section 1.2    Other Definitions.


     Term Defined in Section
     "Authentication Order"........................................... 2.2

     "Change in Control Offer"........................................ 4.15
     "Change in Control Payment"...................................... 4.15
     "Change in Control Purchase Price"............................... 4.15
     "Change in Control Purchase Date"................................ 4.15
     "Covenant Defeasance"............................................ 8.3
     "Defeasance"..................................................... 8.2
     "DTC"............................................................ 2.3
     "Event of Default"....................................... ....... 6.1
     "Excess Proceeds Offer".......................................... 4.15
     "Excess Proceeds Payment" ....................................... 4.15
     "Excess Proceeds Payment Date"................................... 4.15
     "First Supplemental Indenture"................................... 4.20
     "incur" ......................................................... 4.9
     "Non-Payment Default" ........................................... 10.3
     "Paying Agent"................................................... 2.3
     "Payment Blockage Period"........................................ 10.3
     "Payment Default" ............................................... 10.3
     "Permitted Junior Securities" ................................... 10.2
     "Registrar" ..................................................... 2.3
     "Replacement Assets"............................................. 4.10
     "Restricted Payments" ........................................... 4.7
     "Second Supplemental Indenture" ................................. 4.20
     "Subsequent Series Notes" ....................................... 2.2
     "Surviving Entity"............................................... 5.1
     "Third Supplemental Indenture"................................... 4.16


     Section 1.3    Terms of TIA.

     Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

     The following TIA terms used in this Indenture have the following meanings:

     "indenture securities" means the Notes;

     "indenture security holder" means a Holder of a Note;

     "indenture  to be qualified"  means this Indenture;

     "indenture trustee" or "institutional trustee" means the Trustee; and

     "obligor" on the Notes and the Note Guarantees means the Company and the Guarantors, respectively, and any successor obligor upon the Notes and the Note Guarantees, respectively.

     All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule under the TIA have the meanings so assigned to them.

     Section 1.4    Rules of Construction.

     Unless the context otherwise requires: (i) a term has the meaning assigned to it; (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP; (iii) "or" is not exclusive; (iv) words in the singular include the plural, and in the plural include the singular; (v) provisions apply to successive events and transactions; (vi) references to sections of or rules under the Securities Act shall be deemed to include substitute, replacement of successor sections or rules adopted by the Commission from time to time; and (vii) unless the context otherwise requires, any reference to an "Article," a "Section" or an "Exhibit" refers to an Article, a Section or an Exhibit, as the case may be, of this Indenture.

                                  ARTICLE II
                                   THE NOTES

     Section 2.1    Form and Dating.

     (a) General. The Notes and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A hereto. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note shall be dated the date of its authentication. The Notes shall be in denominations of $1,000 and integral multiples thereof.

     The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Indenture, and the Company, the Guarantors and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling.

     (b) Global Notes. Notes issued in global form shall be substantially in the form of Exhibits A-1 or A-2 attached hereto (including the Global Note Legend thereon and the "Schedule of Exchanges of Interests in the Global Note" attached thereto). Notes issued in definitive form shall be substantially in the form of Exhibit A-1 attached hereto (but without the Global Note Legend thereon and without the "Schedule of Exchanges of Interests in the Global Note" attached thereto). Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Notes represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in accordance with written instructions given by the Holder thereof as required by Section 2.6.

     (c) Temporary Global Notes. Notes offered and sold in reliance on Regulation S shall be issued initially in the form of the Regulation S Temporary Global Note, which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Trustee, at its Corporate Trust Office, as custodian for the Depositary, and registered in the name of the Depositary or the nominee of the Depositary for the accounts of designated agents holding on behalf of Euroclear or Cedel, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The Restricted Period shall terminate upon the receipt by the Trustee of (i) a written certificate from the Depositary, together with copies of certificates from Euroclear and Cedel certifying that they have received certification of non-United States beneficial ownership of 100% of the aggregate principal amount of the Regulation S Temporary Global Note (except to the extent of any beneficial owners thereof who acquired an interest therein during the Restricted Period pursuant to another exemption from registration under the Securities Act and who will take delivery of a beneficial ownership interest in a 144A Global Note bearing a Private Placement Legend, all as contemplated by Section 2.6(a)(ii) hereof), and (ii) an Officers' Certificate from the Company. Following the termination of the Restricted Period, beneficial interests in the Regulation S Temporary Global Note shall be exchanged for beneficial interests in Regulation S Permanent Global Notes pursuant to the Applicable Procedures. Simultaneously with the authentication of Regulation S Permanent Global Notes, the Trustee shall cancel the Regulation S Temporary Global Note. The aggregate principal amount of the Regulation S Temporary Global Note and the Regulation S Permanent Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee, as the case may be, in connection with transfers of interest as hereinafter provided.

     (d) Euroclear and Cedel Procedures Applicable. The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of Cedelbank" and "Customer Handbook" of Cedel shall be applicable to transfers of beneficial interests in the Regulation S Temporary Global Note and the Regulation S Permanent Global Notes that are held by Participants through Euroclear or Cedel.

     Section 2.2    Execution and Authentication.

     An Officer shall sign the Notes for the Company by manual or facsimile signature. If an Officer whose signature is on a Note no longer holds that office at the time a Note is authenticated, the Note shall nevertheless be valid.

     A Note shall not be valid or obligatory until authenticated by the manual or facsimile signature of the Trustee. The signature shall be conclusive evidence that the Note has been authenticated under this Indenture.

     The Trustee shall, upon a written order of the Company signed by an Officer (an "Authentication Order"), authenticate (a) Initial Notes for original issue up to a maximum aggregate principal amount of $325,000,000, (b) Unrestricted Notes from time to time only (i) in exchange for a like principal amount of Initial Notes or (ii) in an aggregate principal amount of not more than the excess of $325,000,000 over the sum of the aggregate principal amount of (A) Initial Notes then outstanding and (B) Unrestricted Notes issued in accordance with (b)(i) above and (c) additional series of Notes which may be offered subsequent to the Issuance Date (the "Subsequent Series Notes") in aggregate principal amount not to exceed $100,000,000. The aggregate principal amount of Notes outstanding at any time may not exceed $425,000,000 except as provided in
Section 2.7. No Subsequent Series Notes may be authenticated in an aggregate principal amount of less than $25,000,000. All Notes issued on the Issuance date and all Subsequent Series Notes shall be identical in all respects other than issue dates, the date from which interest accrues and any changes relating thereto.

     In the event that the Company shall issue and the Trustee shall authenticate any Subsequent Series Notes pursuant to this Section 2.2, the Company shall use its reasonable best efforts to obtain the same "CUSIP" number for such Subsequent Series Notes as is printed on the Notes outstanding at such time; provided, however, that if any Subsequent Series Notes are determined, pursuant to an Opinion of Counsel of the Company to be a different class of security than the Notes outstanding at such time for federal income tax purposes, the Issuer may obtain a "CUSIP" number for such Notes that is different than the "CUSIP" number printed on the Subsequent Series Notes then outstanding. Notwithstanding the foregoing, all Notes issued and outstanding under this Indenture shall vote and consent together on all matters as one class and no series of Notes will have the right to vote or consent as a separate class on any matter.

     The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Notes. An authenticating agent may authenticate Notes whenever the Trustee may not be geographically able to do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with Holders or an Affiliate of the Company.

     Section 2.3    Registrar and Paying Agent.

     The Company shall maintain an office or agency where Notes may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Notes may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Notes and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company shall promptly notify the Trustee in writing of the name and address of any Agent not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.

     The Company initially appoints The Depository Trust Company ("DTC") to act as Depositary with respect to the Global Notes.

     The Company initially appoints the Trustee and the Trustee accepts its appointment to act as the Registrar and Paying Agent and to act as Custodian with respect to the Global Notes.

     The Company shall, prior to each interest record date, notify the Paying Agent of any wire transfer instructions for payments that it receives from Holders.

     Section 2.4    Paying Agent to Hold Money in Trust.

     The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal, premium or Additional Interest, if any, or interest on the Notes, and will notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying

Agent (if other than the Company or a Subsidiary) shall have no further liability for the money. If the Company or a Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent. Upon any bankruptcy or reorganization proceedings relating to the Company, the Trustee shall serve as Paying Agent for the Notes.

     Section 2.5    Holder Lists.

     The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders and shall otherwise comply with TIA ss. 312(a). If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least seven Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders of Notes and the Company shall otherwise comply with TIA ss. 312(a).

     Section 2.6    Transfer and Exchange.

     (a) Transfer and Exchange of Global Notes. A Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Global Notes will not be exchanged by the Company for Definitive Notes unless (i) the Company delivers to the Trustee in writing notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Company within 120 days after the date of such notice from the Depositary;
(ii) the Company in its sole discretion determines that the Global Notes (in whole but not in part) should be exchanged for Definitive Notes and delivers a written notice to such effect to the Trustee (provided that in no event shall the Regulation S Temporary Global Note be exchanged by the Company for Definitive Notes prior to (x) the expiration of the Restricted Period and (y) the receipt by the Registrar of any certificates required pursuant to Rule 903(c)(3)(ii)(B) under the Securities Act and provided, further, there shall be no continuing Default or Event of Default); or (iii) an Event of Default shall have occurred and be continuing with respect to the Notes and the Trustee has received a request from DTC or any Holder to issue Definitive Notes. Upon the occurrence of any of the preceding events in (i), (ii) or (iii) above, Definitive Notes shall be issued in such names as the Depositary shall instruct the Trustee in writing. Global Notes also may be exchanged or replaced, in whole or in part, as provided in Sections 2.7 and 2.10. Every Note authenticated and delivered in exchange for, or in lieu of, a Global Note or any portion thereof, pursuant to this Section 2.6 or Section 2.7 or 2.10, shall be authenticated and delivered in the form of, and shall be, a Global Note. A Global Note may not be exchanged for another Note other than as provided in this Section 2.6(a); however, beneficial interests in a Global Note may be transferred and exchanged as provided in Section 2.6(b) or (f).

     (b) Transfer and Exchange of Beneficial Interests in Global Notes. The transfer and exchange of beneficial interests in the Global Notes shall be effected through the Depositary, in accordance with the provisions of this Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Notes shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Notes also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

          (i) Transfer of Beneficial Interests in the Same Global Note. Beneficial interests in any Restricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Note in accordance with the transfer restrictions set forth in the Private Placement Legend; provided, however, that prior to the expiration of the Restricted Period, transfers of beneficial interests in the Temporary Regulation S Global Note may not be made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Beneficial interests in any Unrestricted

   Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 2.6(b)(i).

          (ii) All Other Transfers and Exchanges of Beneficial Interests in Global Notes. In connection with all transfers and exchanges of beneficial interests in any Global Note that is not subject to Section 2.6(b)(i) above, the transferor of such beneficial interest must deliver to the Registrar (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase. Upon consummation of the Exchange Offer by Holdings in accordance with Section 2.6(f), the requirements of this Section 2.6(b)(ii) shall be deemed to have been satisfied upon receipt by the Registrar of the instructions contained in the Letter of Transmittal delivered by the holder of such beneficial interests in the Restricted Global Notes. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in this Indenture and the Notes or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Note(s) pursuant to
   Section 2.6(h).

          (iii) Transfer of Beneficial Interests to Another Restricted Global Note. A beneficial interest in any Restricted Global Note may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Note if the transfer complies with the requirements of Section 2.6(b)(ii) and the Registrar receives the following:

          (A) if the transferee will take delivery in the form of a beneficial interest in a 144A Global Note, then the transferor must deliver a certificate in the form of Exhibit B, including the certifications in item (1) thereof; and

          (B) if the transferee will take delivery in the form of a beneficial interest in a Regulation S Global Note, then the transferor must deliver a certificate in the form of Exhibit B, including the certifications in item (2) thereof;

          (iv) Transfer and Exchange of Beneficial Interests in a Restricted Global Note for Beneficial Interests in an Unrestricted Global Note. A beneficial interest in any Restricted Global Note may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note if the exchange or transfer complies with the requirements of Section 2.6(b)(ii) and:

          (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

          (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

          (C) such transfer is effected by a Broker-Dealer pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement; or

          (D)    the Registrar receives the following:

                 (1) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit C, including the certifications in item (1)(a) thereof; or

                 (2) if the holder of such beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit B, including the certifications in item (4) thereof; and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

          If any such transfer is effected pursuant to subparagraph (B) or (D) above at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and execute and, upon receipt of an Authentication Order in accordance with Section 2.2, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to subparagraph (B) or (D) above.

          Beneficial interests in an Unrestricted Global Note cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Note.

          (c) Transfer and Exchange of Beneficial Interests in Global Notes for Definitive Notes. A beneficial interest in a Global Note may not be exchanged for a Definitive Note except under the circumstances described in Section 2.6(a). A beneficial interest in a Global Note may not be transferred to a Person who takes delivery thereof in the form of a Definitive Note except under the circumstances described in Section 2.6(a) hereof.

          (d) Transfer and Exchange of Definitive Notes for Beneficial Interests in Global Notes.

               (i) Restricted Definitive Notes to Beneficial Interests in Restricted Global Notes. If any Holder of a Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note or to transfer such Restricted Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Note, then, upon receipt by the Registrar of the following documentation:

               (A) if the Holder of such Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note, a certificate from such Holder in the form of Exhibit C, including the certifications in item (2)(a) thereof;

               (B) if such Restricted Definitive Note is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B, including the certifications in item (1) thereof;

               (C) if such Restricted Definitive Note is being transferred to a NonU.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B, including the certifications in item (2) thereof;

               (D) if such Restricted Definitive Note is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B, including the certifications in item (3)(a) thereof;

               (E) if such Restricted Definitive Note is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit B, including the certifications, certificates and Opinion of Counsel required by item (3)(d) thereof, if applicable;

               (F) if such Restricted Definitive Note is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B, including the certifications in item (3)(b) thereof; or

               (G) if such Restricted Definitive Note is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B, including the certifications in item (3)(c) thereof, the Trustee shall cancel the Restricted Definitive Note, and increase or cause to be increased the aggregate principal amount of, in the case of clause (A) above, the appropriate Restricted Global Note, and in the case of clause (B) above, the 144A Global Note, and in the case of clause (C) above, the Regulation S Global Note.

          (ii) Restricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of a Restricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Restricted Definitive Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if:

          (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

          (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

          (C) such transfer is effected by a Broker-Dealer pursuant to the Exchange Registration Statement in accordance with the Registration Rights Agreement; or

          (D)   the Registrar receives the following:

                (1) if the Holder of such Restricted Definitive Notes proposes to exchange such Notes for a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit C, including the certifications in item (1)(b) thereof; or

                (2) if the Holder of such Restricted Definitive Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

          and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

     Upon satisfaction of the conditions of any of the subparagraphs in this
     Section 2.6(d)(ii), the Trustee shall cancel the Restricted Definitive Notes and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Note.

             (iii) Unrestricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of an Unrestricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Definitive Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note at any time. Upon receipt of a request for such an exchange or transfer, the Trustee shall cancel the applicable Unrestricted Definitive Note and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Notes.

          If any such exchange or transfer from a Definitive Note to a beneficial interest is effected pursuant to subparagraphs (ii)(B), (ii)(D) or
(iii) above at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.2, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of Definitive Notes so transferred.

          (e) Transfer and Exchange of Definitive Notes for Definitive Notes. Upon request by a Holder of Definitive Notes and such Holder's compliance with the provisions of this Section 2.6(e), the Registrar shall register the transfer or exchange of Definitive Notes. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the

Registrar the Definitive Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by its attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 2.6(e).

               (i) Restricted Definitive Notes to Restricted Definitive Notes. Any Restricted Definitive Note may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Note if the Registrar receives the following:

               (A) if the transfer will be made pursuant to Rule 144A under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

               (B) if the transfer will be made pursuant to Rule 903 or Rule 904, then the transferor must deliver a certificate in the form of Exhibit B, including the certifications in item (2) thereof; and

               (C) if the transfer will be made pursuant to any other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B, including the certifications, certificates and Opinion of Counsel required by item (3)(d) thereof, if applicable.

              (ii) Restricted Definitive Notes to Unrestricted Definitive Notes. Any Restricted Definitive Note may be exchanged by the Holder thereof for an Unrestricted Definitive Note or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Note if:

               (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

               (B) any such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

               (C) any such transfer is effected by a Broker-Dealer pursuant to the Exchange Registration Statement in accordance with the Registration Rights Agreement; or

               (D) the Registrar receives the following:

                  (1) if the Holder of such Restricted Definitive Notes proposes to exchange such Notes for `n Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(c) thereof; or

                  (2) if the Holder of such Restricted Definitive Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;
          and, in each such case set forth in this subparagraph (D), if the Registrar so requests, an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

             (iii) Unrestricted Definitive Notes to Unrestricted Definitive Notes. A Holder of Unrestricted Definitive Notes may transfer such Notes to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note. Upon receipt of a request to register such a transfer, the Registrar shall register the Unrestricted Definitive Notes pursuant to the instructions from the Holder thereof.

          (f) Exchange Offer. Upon the occurrence of the Exchange Offer in accordance with the Registration Rights Agreement, the Company shall issue and execute and, upon receipt of an Authentication Order in accordance with Section 2.2, the Trustee shall authenticate (i) one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of the beneficial interests in the Restricted Global Notes tendered for acceptance by Persons that certify in the applicable Letters of Transmittal that (x) they are not broker-dealers, (y) they are not participating in a distribution of the Exchange Notes and (z) they are not affiliates (as defined in Rule 144) of the Company, and accepted for exchange in the Exchange Offer and (ii) Definitive Notes in an aggregate principal amount equal to the principal amount of the Restricted Definitive Notes accepted for exchange in the Exchange Offer. Concurrently with the issuance of such Notes, the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Notes to be reduced accordingly, and the Company shall execute and the Trustee shall authenticate and deliver to the Persons designated by the Holders of Definitive Notes so accepted Definitive Notes in the appropriate principal amount.

          (g) Legends. The following legends shall appear on the face of all Global Notes and Definitive Notes issued under this Indenture unless specifically stated otherwise in the applicable provisions of this Indenture.

               (i)   Private Placement Legend.

               (A) Except as permitted by subparagraph (B) below, each Global Note and each Definitive Note (and all Notes issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

          THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT,
        (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

               (B) Notwithstanding the foregoing, any Global Note or Definitive
          Note issued pursuant to subparagraph (b)(iv), (d)(ii), (d)(iii),
          (e)(ii), (e)(iii) or (f) of this Section 2.6 (and all Notes issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend.

              (ii) Global Note Legend. Each Global Note shall bear a legend in substantially the following form:

          THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.6(a) OF THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

          (iii) Regulation S Temporary Global Note Legend. The Regulation S Temporary Global Note shall bear a legend in substantially the following form:

     THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

     (h) Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular Global Note has been redeemed, repurchased or canceled in whole and not in part, each such Global Note shall be returned to or retained and canceled by the Trustee in accordance with Section 2.11. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

     (i)  General Provisions Relating to Transfers and Exchanges.

          (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Global Notes and Definitive Notes upon the Company's order or at the Registrar's request.

          (ii) No service charge shall be made to a holder of a beneficial interest in a Global Note or to a Holder of a Definitive Note for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.10, 3.6, 4.10, 4.15 and 9.5).

          (iii) All Global Notes and Definitive Notes issued upon any registration of transfer or exchange of Global Notes or Definitive Notes shall be the legal, valid and binding obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Global Notes or Definitive Notes surrendered upon such registration of transfer or exchange.

          (iv) The Registrar shall not be required (A) to register the transfer of or to exchange any Notes during a period beginning at the opening of business 15 days before the day of any mailing of notice of redemption of Notes for redemption under Section 3.2 and ending at the close of business on the day of such mailing, (B) to register the transfer of or to exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part or (c) to register the transfer of or to exchange a Note between a record date and the next succeeding interest payment date.

          (v) Prior to due presentment for the registration of a transfer of any Note, the Trustee, any Agent and the Company may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Notes and for all other purposes, and none of the Trustee, any Agent or the Company shall be affected by notice to the contrary.

          (vi) The Trustee shall authenticate Global Notes and Definitive Notes in accordance with the provisions of Section 2.2.

          (vii) All certifications, certificates and Opinions of Counsel required to be submitted to the Registrar pursuant to this Section 2.6 to effect a registration of transfer or exchange may be submitted by facsimile.

          (viii) Each Holder of a Note agrees to indemnify the Company and the Trustee against any liability that may result from the transfer, exchange or assignment of such Holder's Note in violation of any provision of this Indenture and/or applicable United States federal or state securities law.

The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Depositary Participants or beneficial owners of interests in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine reasonable compliance as to form with the express requirements hereof, provided that the Trustee shall have no obligation to investigate or confirm the accuracy or correctness thereof.

     Section 2.7    Replacement Notes

     If any mutilated Note is surrendered to the Trustee or the Company and the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, the Company shall issue and execute and the Trustee, upon receipt of an Authentication Order, shall authenticate a replacement Note if the Trustee's requirements are met. An indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee and the Company to protect The Company, the Trustee, any Agent and any authenticating agent from any loss that any of them may suffer if a Note is replaced. The Company may charge for its expenses in replacing a Note.

     Every replacement Note is an additional and binding obligation of the Company and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Notes duly issued hereunder.

     Section 2.8    Outstanding Notes.

     The Notes outstanding at any time are all the Notes authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Note effected by the Trustee in accordance with the provisions hereof and those described in this Section as not outstanding. Except as set forth in Section 2.9, a Note does not cease to be outstanding because the Company or an Affiliate of the Company holds the Note; however, Notes held by the Company or a Subsidiary of the Company shall not be deemed to be outstanding for purposes of Section 3.7(b).

     If a Note is replaced pursuant to Section 2.7, it ceases to be outstanding unless the Trustee receives proof and indemnification satisfactory to it that the replaced Note is held by a bona fide purchaser.

     If the principal amount of any Note is considered paid under Section 4.1, it ceases to be outstanding and interest on it ceases to accrue.

     If the Paying Agent (other than the Company, a Subsidiary of the Company or an Affiliate of any thereof) holds, on a redemption date or maturity date, money sufficient to pay Notes payable on that date, then on and after that date such Notes shall be deemed to be no longer outstanding and shall cease to accrue interest.

     Section 2.9    Treasury Notes.

     In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Company, or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company, shall be considered as though not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes that a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded.

     Section 2.10   Temporary Notes.

     The Company may prepare and execute and the Trustee, upon receipt of an Authentication Order, shall authenticate temporary Notes. Temporary Notes shall be substantially in the form of permanent Notes but may have variations that the Company considers appropriate for temporary Notes and as shall be reasonably acceptable to the Trustee. The Company may prepare and execute and the Trustee, upon receipt of an Authentication Order, shall authenticate permanent Notes in exchange for temporary Notes.

     Holders of temporary Notes shall be entitled to all of the benefits of this Indenture.

     Section 2.11   Cancellation.
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                                                                              31

     The Company at any time may deliver Notes to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall dispose of the Notes in accordance with its customary procedures (subject to the record retention requirement of the Exchange Act). The Company may not issue new Notes to replace Notes that it has paid or that have been delivered to the Trustee for cancellation.

     Section 2.12   Defaulted Interest.

     If the Company defaults in a payment of interest on the Notes, such interest shall cease to be payable to the Holders on the relevant record date and the Company shall instead pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date, in each case at the rate provided in the Notes and in Section 4.1. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Note and the date of the proposed payment. The Company shall fix or cause to be fixed each such special record date and payment date, provided that no such special record date shall be less than 10 days prior to the related payment date for such defaulted interest. At least 15 days before the special record date, the Company (or, upon the written request of the Company, the Trustee in the name and at the expense of the Company) shall mail or cause to be mailed to Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

     Section 2.13   CUSIP Numbers.

     The Company, in issuing the Notes, may use "CUSIP" numbers (if then generally in use) and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                  ARTICLE III
                                  REDEMPTION

     Section 3.1    Notice of Redemption to Trustee.

     If Holdings elects to redeem Notes pursuant to the optional redemption provisions of Section 3.7, it shall furnish to the Trustee, at least 30 days but not more than 90 days before the redemption date, an Officers' Certificate setting forth (i) the clause of this Indenture pursuant to which the redemption shall occur, (ii) the redemption date, (iii) the principal amount of Notes to be redeemed and (iv) the redemption price.

     Section 3.2    Selection of Notes to Be Redeemed.

     If less than all of the Notes are to be redeemed at any time pursuant to
Section 3.7, the Trustee shall select the Notes to be redeemed among the Holders of the Notes in compliance with the requirements of the principal national securities exchange, if any, on which the Notes are listed or, if the Notes are not so listed, on a pro rata basis, by lot or by such method as the Trustee shall deem appropriate. In the event of partial redemption by lot pursuant to
Section 3.7, the particular Notes to be redeemed shall be selected, unless otherwise provided herein, not less than 30 nor more than 60 days prior to the redemption date by the Trustee from the outstanding Notes not previously called for redemption.

     The Trustee shall promptly notify Holdings in writing of the Notes selected for redemption and, in the case of any Note selected for partial redemption, the principal amount thereof to be redeemed. Notes and portions of Notes selected shall be in amounts of $1,000 or whole multiples of $1,000; except that if all of the Notes of a Holder are to be redeemed, the entire outstanding amount of Notes held by such Holder, even if not a multiple of $1,000, shall be redeemed. Except as provided in the preceding sentence, provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.

     Section 3.3    Notice of Redemption to Holders.

     If Holdings elects to redeem Notes pursuant to the optional redemption provisions of Section 3.7, at least 30 days but not more than 60 days before the redemption date, Holdings shall mail or cause to be mailed, by first class mail, a notice of redemption to each Holder whose Notes are to be redeemed at its registered address. The notice shall identify the Notes to be redeemed (including "CUSIP" number(s)) and shall state: (i) the redemption date; (ii) the redemption price; (iii) if any Note is being redeemed in part, the portion of the principal amount of such Note to be redeemed and that, after the redemption date upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion shall be issued upon cancellation of the original Note; (iv) the name and address of the Paying Agent; (v) that Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price; (vi) that, unless Holdings defaults in making such redemption payment, interest on Notes called for redemption ceases to accrue on and after the redemption date; (vii) the paragraph of the Notes and/or Section of this Indenture pursuant to which the Notes called for redemption are being redeemed; and (viii) that no representation is made as to the correctness or accuracy of the "CUSIP" number, if any, listed in such notice or printed on the Notes.

     At Holdings' request, the Trustee shall give the notice of redemption in Holdings' name and at its expense; provided, however, that Holdings shall have delivered to the Trustee, at least 60 days prior to the redemption date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

     Section 3.4    Effect of Notice of Redemption.

     Once notice of redemption is mailed in accordance with Section 3.3 or 3.8, Notes called for redemption become irrevocably due and payable on the redemption date at the redemption price. A notice of redemption may not be conditional.

     Section 3.5    Deposit of Redemption Price.

     No later than 10:00 a.m., New York City time, on the redemption date, the Company shall deposit with the Paying Agent money sufficient to pay the redemption price of and accrued interest on all Notes to be redeemed on that date. The Paying Agent shall promptly return to the Company any money deposited with the Paying Agent by the Company in excess of the amounts necessary to pay the redemption price of, and accrued interest on, all Notes to be redeemed.

     If the Company complies with the provisions of the preceding paragraph, on and after the redemption date, interest shall cease to accrue on the Notes or the portions of Notes called for redemption. If a Note is redeemed on or after an interest record date but on or prior to the related interest payment date, then any accrued and unpaid interest shall be paid to the Person in whose name such Note was registered at the close of business on such record date. If any Note called for redemption shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, interest shall be paid on the unpaid principal, from the redemption date until such principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the rate provided in the Notes and in
Section 4.1.

     Section 3.6    Notes Redeemed in Part.

     Upon surrender of a Note that is redeemed in part, Holdings shall issue and execute and, upon Holdings' written request, the Trustee shall authenticate for the Holder at the expense of Holdings a new Note equal in principal amount to the unredeemed portion of the Note surrendered.

     Section 3.7    Optional Redemption.

     (a) Except as set forth in paragraph (b) of this Section 3.7, Holdings shall not have the option to redeem the Notes pursuant to this Section 3.7 prior to May 15, 2004. On or after May 15, 2004, the Notes will be subject to redemption at any time at the option of Holdings, in whole or in part, upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest, if any, and Additional Interest thereon, if any, to the applicable redemption date, if redeemed during the twelve-month period beginning on May 15, of the years indicated below (subject to the right of Holders of record on relevant record dates to receive interest due on an interest payment date):
Year     Redemption Price
2004 ..............................       105.500%
2005 ..............................       103.667%
2006 ..............................       101.883%
2007 and thereafter................       100.000%


          (b) Notwithstanding the provisions of paragraph (a) of this Section 3.7, at any time and from time to time prior to May 15, 2002, Holdings may on any one or more occasions redeem up to 35% of the aggregate principal amount of Notes originally issued hereunder within 60 days of one or more Qualified Equity Offerings with the net proceeds of such offering at a redemption price of 111% of the principal amount thereof, plus accrued and unpaid interest and Additional Interest thereon, if any, to the redemption date (subject to the right of Holders of record on relevant record dates to receive interest due on an interest payment date); provided that, after giving effect to any such redemption, at least 65% of the original aggregate principal amount of the Notes plus 65% of the aggregate principal amount of any Notes issued pursuant to a supplemental indenture remains outstanding (excluding Notes held by Holdings and its Subsidiaries).

          (c) Any redemption pursuant to this Section 3.7 shall be made pursuant to the provisions of Section 3.1 through 3.6.
          Section 3.8 Mandatory Redemption.

          (a) Except as set forth in Sections 4.10, 4.15 and paragraph (b) of this Section 3.8, the Company shall not be required to make mandatory redemption payments with respect to the Notes.

          (b) The Notes will be redeemed by the Company, in whole but not in part, on the date that is five Business Days following the date the Notes are originally issued, at a redemption price of 101% of the principal amount thereof, plus accrued and unpaid interest to the redemption date, if (i) the Spin-Off Transactions have not been consummated and (ii) Holdings has not executed and delivered a supplemental indenture assuming all the debt issued under this Indenture, in each case, by the date that is five Business Days following the date the Notes are originally issued. Notice of the mandatory redemption will be mailed to each Holder of the Notes not less than one Business Day prior to the redemption date. Such notice shall identify the Notes to be redeemed (including "CUSIP" number(s)) and state (i) the redemption date, (ii) the redemption price, (iii) the name and address of the Paying Agent, (iv) that Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price, (v) that, unless the Company defaults in making such redemption payment, interest on the Notes shall cease to accrue on and after the redemption date and (vi) the paragraph of the Notes pursuant to which the Notes are to be redeemed.

                                  ARTICLE IV
                                   COVENANTS

          Section 4.1    Payment of Notes.

          The Company shall pay or cause to be paid the principal of, premium, if any, Additional Interest, if any, and interest on the Notes on the dates and in the manner provided in the Notes. Principal, premium, if any, and interest shall be considered paid on the date due if the Paying Agent, if other than the Company or a Subsidiary thereof, holds as of 10:00 a.m. Eastern Time on the due date money deposited by the Company in immediately available funds and designated for and sufficient to pay all principal, premium, if any, and interest then due. At the option of the Company interest may be paid by check mailed to the address of the Holder as such address appears on the securities register. The Company shall pay all Additional Interest, if any, in the same manner on the dates and in the amounts set forth in the Registration Rights Agreement.
          The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the rate equal to 1% per annum in excess of the then applicable interest rate on the Notes to the extent lawful; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Additional Interest (without regard to any applicable grace period) at the same rate to the extent lawful.

          Section 4.2 Maintenance of Office or Agency.

          The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency (which may be an office of the Trustee or an affiliate of the Trustee, Registrar or co-registrar) where Notes may be surrendered for registration of transfer or for exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

          The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

          The Company hereby designates the Corporate Trust Office of the Trustee as one such office or agency of the Company in accordance with Section 2.3.

          Section 4.3 Reports.

          (a) For as long as the Notes are outstanding, Holdings will file on a timely basis with the Commission, to the extent such filings are accepted by the Commission and whether or not Holdings has a class of securities registered under the Exchange Act, the annual reports, quarterly reports and other documents that Holdings would be required to file pursuant to Section 13 or 15(d) of the Exchange Act if it were subject thereto. Holdings will also be required (i) to file with the Trustee, and mail to each Holder of Notes, without cost to such Holder, copies of such reports and documents within 15 days after the date on which Holdings files such reports and documents with the Commission or the date on which Holdings would be required to file such reports and documents if Holdings were so required, and (ii) if filing such reports and documents with the Commission is not accepted by the Commission or is prohibited under the Exchange Act, to supply at Holdings' cost copies of such reports and documents to any prospective Holder of Notes promptly upon written request.

          (b) In addition, for so long as any Restricted Global Notes or Restricted Definitive Notes remain outstanding, Holdings and the Guarantors shall furnish to the Holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

          (c) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including Holdings' compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

          Section 4.4 Compliance Certificate.

          (a) The Company and each Guarantor (to the extent that such Guarantor is so required under the TIA) shall deliver to the Trustee, within 120 days after the end of each fiscal year, an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions of this Indenture (or, if a Default or Event of Default shall have occurred and be continuing, describing all such

Defaults or Events of Default of which he or she may have knowledge and what action the Company is taking or proposes to take with respect thereto) and that to his or her knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the Notes is prohibited or if such event has occurred, a description of the event and what action the Company is taking or proposes to take with respect thereto.

          (b) The Company shall, so long as any of the Notes are outstanding, deliver to the Trustee as soon as possible and in any event within ten days, forthwith upon the Company becoming aware of any Default or Event of Default that has occurred and is continuing, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

          Section 4.5    Taxes.

          The Company shall pay, and shall cause each of its Subsidiaries to pay, prior to delinquency, all material taxes, assessments, and governmental levies except such as are contested in good faith and by appropriate proceedings or where the failure to effect such payment is not adverse in any material respect to the Holders of the Notes.

          Section 4.6 Stay, Extension and Usury Laws.

          The Company and each of the Guarantors covenants (to the extent permitted by applicable law) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company and each of the Guarantors (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law has been enacted.

          Section 4.7 Limitation on Restricted Payments.

          (a) Holdings will not, and will not permit any Restricted Subsidiary to, directly or indirectly, take any of the following actions:

          (i) declare or pay any dividend on, or make any distribution to direct or indirect holders of, any shares of the Capital Stock of Holdings, including, without limitation, any payment in connection with any merger or consolidation involving Holdings or any Restricted Subsidiary which is not a wholly owned Restricted Subsidiary (other than dividends or distributions payable solely in (A) shares of Qualified Capital Stock of Holdings or (B) options, warrants or other rights to acquire such shares of Qualified Capital Stock);

          (ii) purchase, redeem or otherwise acquire or retire for value, directly or indirectly, any shares of Capital Stock of Holdings or any Affiliate of Holdings, including, without limitation, in connection with any merger or consolidation involving Holdings (other than any Capital Stock owned by Holdings or any wholly owned Restricted Subsidiary) or any direct or indirect parent of Holdings or any options, warrants or other rights to acquire such shares of Capital Stock;

          (iii) declare or pay any dividend, or make any distribution to holders of, any shares of Capital Stock of any Restricted Subsidiary (other than to Holdings or any of its wholly owned Restricted Subsidiaries or to all holders of Capital Stock of such Restricted Subsidiary on a pro rata basis);

          (iv) make any principal payment on, or repurchase, redeem, defease or otherwise acquire or retire for value, prior to any scheduled principal payment, sinking fund payment or maturity, any Subordinated Indebtedness of Holdings or any Guarantor or any guarantee of the Notes; or

          (v) make any Investment (other than any Permitted Investment) in any Person (such payments or other actions described in (but not excluded from) clauses (i) through (v) are collectively referred to as "Restricted Payments"), unless at the time of, and immediately after giving effect to, the proposed Restricted Payment (the amount of any such Restricted Payment, if other than cash, being the Fair Market Value of the asset to be transferred), (1) no Default or Event of Default shall have occurred and be continuing, (2) after giving pro forma effect to such

Restricted Payment as if it had been made at the beginning of the applicable four-quarter period, Holdings could incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to Section 4.9 and (3) the aggregate amount of all Restricted Payments declared or made after the date of this Indenture shall not exceed the sum of:

          (A) 50% of the Consolidated Adjusted Net Income of Holdings (or, if such Consolidated Adjusted Net Income shall be a loss, less 100% of such loss) accrued on a cumulative basis during the period beginning on the first day of Holdings' first fiscal quarter after the date of this Indenture and ending on the last day of Holdings' last fiscal quarter ending prior to the date of such proposed Restricted Payment, plus

          (B) 100% of the aggregate net cash proceeds received after the date of this Indenture by Holdings as a contribution to its common equity capital or from the issuance or sale (other than to any Restricted Subsidiary) of shares of Qualified Capital Stock of Holdings (including upon the exercise of options, warrants or rights) or warrants, options or rights to purchase shares of Qualified Capital Stock of Holdings, plus

          (C) the aggregate net cash proceeds received after the date of this Indenture by Holdings from the issuance or sale (other than to any Restricted Subsidiary) of debt securities or Redeemable Capital Stock that have been converted into or exchanged for Qualified Capital Stock of Holdings, to the extent such securities were originally sold for cash, together with the aggregate net cash proceeds received by Holdings at the time of such conversion or exchange, plus

          (D) to the extent that any Investment constituting a Restricted Payment that was made after the date of this Indenture is sold or is otherwise liquidated or repaid, an amount (to the extent not included in Consolidated Adjusted Net Income) equal to the lesser of (x) the cash proceeds with respect to such Investment (less the cost of the disposition of such Investment and net of taxes) and (y) the initial amount of such Investment, plus

          (E) an amount equal to the sum of (x) the net reduction in Investments in Unrestricted Subsidiaries resulting from cash dividends, repayments of loans or advances or other transfers of assets, in each case to Holdings or any Restricted Subsidiary from Unrestricted Subsidiaries, plus (y) the portion (proportionate to Holdings' equity interest in such Subsidiary) of the Fair Market Value of the net assets of an Unrestricted Subsidiary at the time such Unrestricted Subsidiary is designated a Restricted Subsidiary, in each case since the first day of Holdings' first fiscal quarter after the date of this Indenture; provided, however, that the foregoing sum shall not exceed, in the case of any Unrestricted Subsidiary, the amount of Investments previously made (and treated as a Restricted Payment) by Holdings or any Restricted Subsidiary in such Unrestricted Subsidiary; provided, further, however, that no amount will be included under this clause (E) to the extent it is already included in Consolidated Net Income of Holdings in clause (A) above; plus

          (F) other Restricted Payments in an aggregate amount not to exceed $10,000,000.

          (b) Notwithstanding paragraph (a) above, Holdings and its Restricted Subsidiaries may take the following actions so long as (with respect to clauses (ii), (iii), (iv), (v), (vi) and (xii) below) at the time of and after giving effect thereto no Default or Event of Default shall have occurred and be continuing:

          (i) the payment of any dividend within 60 days after the date of declaration thereof, if at such date of declaration the payment of such dividend would have complied with the provisions of paragraph (a) above;

          (ii) the purchase, redemption or other acquisition or retirement for value of any shares of Capital Stock of Holdings in exchange for, or out of the net cash proceeds of a substantially concurrent issuance and sale (other than to a Restricted Subsidiary) of, shares of Qualified Capital Stock of Holdings;

          (iii) the purchase, redemption, defeasance or other acquisition or retirement for value of any Subordinated Indebtedness in exchange for, or out of the net cash proceeds of a substantially concurrent issuance and sale (other than to a Restricted Subsidiary) of, shares of Qualified Capital Stock of Holdings;

          (iv) the purchase of any Subordinated Indebtedness at a purchase price no greater than 101% of the principal amount thereof in the event of a Change in Control in accordance with provisions similar to Section 4.15; provided that prior to such purchase Holdings has made the Change in Control Offer as provided in Section 4.15 with respect to the Notes and has purchased all Notes validly tendered for payment in connection with such Change in Control Offer;

     (v) the purchase of any Subordinated Indebtedness from Net Cash Proceeds to the extent permitted by Section 4.10; provided, however, that such purchase will be excluded in subsequent calculations in the amount of Restricted Payments;

     (vi) the purchase, redemption, defeasance or other acquisition or retirement for value of any Subordinated Indebtedness (other than Redeemable Capital Stock) in exchange for, or out of the Net Cash Proceeds of a substantially concurrent incurrence (other than to a Restricted Subsidiary) of, new Subordinated Indebtedness so long as (x) the principal amount of such new Subordinated Indebtedness does not exceed the principal amount (or, if such Subordinated Indebtedness being refinanced provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration thereof, such lesser amount as of the date of determination) of the Indebtedness being so purchased, redeemed, defeased, acquired or retired, plus the lesser of the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of the Indebtedness as refinanced or the amount of any premium reasonably determined as necessary to accomplish such refinancing, plus, in either case, the amount of reasonable expenses of Holdings incurred in connection with such refinancing, and (y) such new Subordinated Indebtedness is pari passu or subordinated, as applicable, to the Notes to the same extent as such Indebtedness so purchased, redeemed, defeased, acquired or retired and (z) such new Indebtedness has an Average Life longer than the Average Life of the Notes and a final Stated Maturity of principal later than the final Stated Maturity of principal of the Notes;

     (vii) payments to Triad to pay its operating and administrative expenses incurred in the ordinary course of business, including, without limitation, payroll expenses, directors' fees, legal and audit expenses, Commission compliance expenses and corporate franchise and other taxes, in an amount not to exceed $3,000,000 in any fiscal year; provided that any such payments permitted to be made under this clause (vii) shall be treated as expense items in the consolidated financial statements of Holdings;

     (viii) payments to Triad to pay expenses incurred under the corporate integrity program referenced in the distribution agreement;

     (ix) payments to Triad to pay expenses incurred under the Transition Agreements;

     (x) payments by Holdings to Triad or the ESOP, or directly by Holdings, to be used to repurchase, redeem, acquire or retire for value any Capital Stock of Triad pursuant to any stockholder's agreement, management equity subscription plan or agreement, stock option plan or agreement or employee benefit plan as may be adopted by Triad or Holdings from time to time in an aggregate amount not to exceed $2,000,000 in any fiscal year; provided that any payments permitted pursuant to this clause (x) which are not made in any fiscal year may be carried over and made in the next fiscal year;

     (xi) payments to Triad pursuant to the tax sharing agreement between Triad, Holdings and its Subsidiaries, as the same may be amended from time to time, to the extent required for Triad to pay any federal, state or local income taxes, but only to the extent that such income taxes are attributable to the income of Holdings and its Subsidiaries; and

     (xii) the redemption, repurchase, acquisition or retirement of equity interests in any Restricted Subsidiary or any Permitted Joint Venture of Holdings or a Restricted Subsidiary; provided that if Holdings or any Restricted Subsidiary incurs Indebtedness in connection with such redemption, repurchase, acquisition or retirement, after giving effect to such incurrence and such redemption, repurchase, acquisition or retirement, Holdings could incur $1.00 of additional Indebtedness pursuant to the first paragraph of Section 4.9.

The actions described in clauses (i), (ii), (iii), (x) (to the extent not related to the ESOP) and (xii) of this paragraph (b) shall be Restricted Payments that shall be permitted to be taken in accordance with this paragraph (b) but shall reduce the amount that would otherwise be available for Restricted Payments under clause
(3) of paragraph (a) above and the actions described in all other clauses of this paragraph (b) (including without limitation clause (x) to the extent related to the ESOP) shall be Restricted Payments that shall be permitted to be taken in accordance with this paragraph (b), but shall not reduce the amount that would otherwise be available for Restricted Payments under clause (3) of paragraph (a).

     The amount of all Restricted Payments (other than cash) shall be the Fair Market Value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued by Holdings or such Restricted Subsidiary, as the case may be, pursuant to the Restricted Payment. The Fair Market Value of any non-cash Restricted Payment shall be determined in good faith by the Board of Directors of Holdings whose determination with respect thereto shall be conclusive. If Holdings or a Restricted Subsidiary makes a Restricted Payment which, at the time of the making of such Restricted Payment would in the good faith determination of Holdings be permitted under the provisions of the Indenture, such Restricted Payment shall be deemed to have been made in compliance with the Indenture notwithstanding any subsequent adjustments made in good faith to Holdings' financial statements affecting Consolidated Adjusted Net Income of Holdings for any period.

     Section 4.8 Limitation on Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries.

     Holdings will not, and will not permit any Restricted Subsidiary to, directly or indirectly, create or otherwise cause to suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Restricted Subsidiary to (a) pay dividends, in cash or otherwise, or make any other distributions on or in respect of its Capital Stock or other ownership interest, or any other interest or participation in or measured by, its profits to Holdings or any other Restricted Subsidiary, (b) pay any Indebtedness owed to Holdings or any other Restricted Subsidiary, (c) make loans or advances to Holdings or any other Restricted Subsidiary, (d) transfer any of its properties or assets to Holdings or any other Restricted Subsidiary or (e) guarantee any Indebtedness of Holdings or any other Restricted Subsidiary, except for such encumbrances or restrictions existing under or by reason of (i) applicable law,
(ii) customary provisions restricting subletting or assignment of any lease or assignment of any other contract to which Holdings or any Restricted Subsidiary is a party or to which any of their respective properties or assets are subject,
(iii) any agreement or other instrument of a Person acquired by Holdings or any Restricted Subsidiary in existence at the time of such acquisition (but not created in contemplation thereof), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired, so long as the agreement containing such restriction does not violate any other provision of the Indenture, (iv) encumbrances and restrictions in effect on the Issuance Date, including, without limitation, pursuant to the Senior Credit Facility and its related documentation, (v) any encumbrance or restriction contained in contracts for sales of assets permitted by Section 4.10 with respect to the assets to be sold pursuant to such contract, (vi) in the case of paragraph (d) above, restrictions contained in security agreements or mortgages securing Indebtedness of a Restricted Subsidiary permitted under the Indenture to the extent such restrictions restrict the transfer of the property subject to such security agreements or mortgages and (vii) any encumbrance or restriction existing under any agreement that extends, renews, refinances or replaces the agreements containing the encumbrances or restrictions in the foregoing clauses
(iii) and (iv); provided that the terms and conditions of any such encumbrances or restrictions are not materially more restrictive than those under or pursuant to the agreement so extended, renewed, refinanced or replaced.

     Section 4.9   Limitation on Indebtedness.

     Holdings will not, and will not permit any Restricted Subsidiary to, create, issue, assume, guarantee or in any manner become directly or indirectly liable for the payment of, or otherwise incur (collectively, "incur"), any Indebtedness (including any Acquired Indebtedness), other than Permitted Indebtedness; provided, however, that, so long as no Default or Event of Default has occurred and is continuing, Holdings or any Guarantor may incur Indebtedness (including Acquired Indebtedness) if at the time of such incurrence the Consolidated Fixed

Charge Coverage Ratio of Holdings for the four full fiscal quarters immediately preceding the incurrence of such Indebtedness for which consolidated financial statements are available, taken as one period (and after giving pro forma effect to (i) the incurrence of such Indebtedness and (if applicable) the application of the net proceeds therefrom, including to refinance other Indebtedness, as if such Indebtedness was incurred, and the application of such proceeds occurred, on the first day of such four-quarter period, (ii) the incurrence, repayment or retirement of any other Indebtedness by Holdings and its Restricted Subsidiaries since the first day of such four-quarter period as if such Indebtedness was incurred, repaid or retired on the first day of such four-quarter period (except that, in making such computation, the amount of Indebtedness under any revolving credit facility shall be computed based upon the average daily balance of such Indebtedness during such four-quarter period) and (iii) the acquisition (whether by purchase, merger or otherwise) or disposition (whether by sale, merger or otherwise) of any company, entity or business (including, without limitation, a Hospital) acquired or disposed of by Holdings or its Restricted Subsidiaries, as the case may be, since the first day of such four-quarter period, as if such acquisition or disposition occurred on the first day of such four-quarter period), would have been at least equal to 2.25 to 1. Whenever pro forma effect is to be given to an acquisition or disposition pursuant to clause (iii) above, such pro forma calculation shall be determined in accordance with Article 11 of Regulation S-X under the Securities Act.

     For purposes of determining compliance with this Section 4.9, in the event that an item of proposed Indebtedness meets the criteria of more than one of the categories described in paragraphs (a) through (n) of the definition of Permitted Indebtedness as of the date of incurrence thereof or is entitled to be incurred pursuant to the first paragraph of this covenant as of the date of incurrence thereof, Holdings may, in its sole discretion, classify or reclassify such item of Indebtedness in any manner that complies with this Section 4.9. Accrual of interest, the accretion of accreted value and the payment of interest in the form of additional Indebtedness will not be deemed to be an incurrence of Indebtedness for purposes of this Section 4.9 and the payment of dividends on Redeemable Capital Stock in the form of additional shares of the same class of Redeemable Capital Stock will not be deemed an issuance of Redeemable Capital Stock.

     Section 4.10  Limitation on Sale of Assets.

     (a) Holdings will not, and will not permit any Restricted Subsidiary to, engage in any Asset Sale unless (i) the consideration received by Holdings or such Restricted Subsidiary at the time of such Asset Sale is not less than the Fair Market Value of the assets sold and (ii), at least 75% of such consideration consists of cash or Cash Equivalents or Replacement Assets. The amount of any (A) Indebtedness (other than Subordinated Indebtedness) of Holdings or a Restricted Subsidiary that is actually assumed by the transferee in such Asset Sale and from which Holdings and the Restricted Subsidiaries are fully released shall be deemed to be cash for purposes of determining the percentage of cash consideration received by Holdings or the Restricted Subsidiaries and (B) notes, securities or other similar obligations received by Holdings or any Restricted Subsidiary from such transferee that are converted, sold or exchanged within 30 days of the related Asset Sale by Holdings or the Restricted Subsidiaries into cash shall be deemed to be cash, in an amount equal to the net cash proceeds realized upon such conversion, sale or exchange, for purposes of determining the percentage of cash consideration received by Holdings or the Restricted Subsidiaries. Notwithstanding the foregoing, the 75% limitation referred to in clause (ii) will not apply to any Asset Sale in which the cash or Cash Equivalents portion of the consideration received therefrom, determined in accordance with the foregoing provision, is equal to or greater than what the after-tax proceeds would have been had such Asset Sale complied with the aforementioned 75% limitation.

     (b) If Holdings or any Restricted Subsidiary engages in an Asset Sale, Holdings may use the Net Cash Proceeds thereof, within 12 months after such
Asset Sale, to (i) permanently repay or prepay any then outstanding Senior Indebtedness of Holdings or any Restricted Subsidiary (and to correspondingly reduce commitments with respect thereto) or (ii) invest (or enter into a legally binding agreement to invest) in other properties or assets to replace the properties or assets that were the subject of the Asset Sale or in properties and assets that will be used in businesses of Holdings or its Restricted Subsidiaries, as the case may be, existing at the time such assets are sold, or in any Related Business or in Capital Stock of a Person, the principal portion of whose assets consist of such property or assets (provided that Holdings or
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                                                                              40

such Restricted Subsidiary shall acquire at least the same percentage of equity and voting interest in such Person as Holdings or such Restricted Subsidiary held with respect to the assets disposed of in such Asset Sale) ("Replacement Assets"). Pending the final application of any such Net Cash Proceeds, Holdings may temporarily reduce Senior Indebtedness or otherwise invest such Net Proceeds in any manner that is not prohibited by this Indenture. If any such legally binding agreement to invest such Net Cash Proceeds is terminated, then Holdings may, within 90 days of such termination or within 12 months of such Asset Sale, whichever is later, invest such Net Cash Proceeds as provided in clause (i) or
(ii) (without regard to the parenthetical contained in such clause (ii) above). The amount of such Net Cash Proceeds not so used as set forth above in this paragraph (b) constitutes "Excess Proceeds."

     (c) When the aggregate amount of Excess Proceeds exceeds $10,000,000, Holdings shall, within 30 Business Days, make an offer to purchase (an "Excess Proceeds Offer") from all Holders of Notes, on a pro rata basis, in accordance with the procedures set forth below, the maximum principal amount (expressed as an integral multiple of $1,000) of Notes that may be purchased with the Excess Proceeds. The offer price as to each Note shall be payable in cash in an amount equal to 100% of the principal amount of such Note plus accrued interest, if any, to the date such Excess Proceeds Offer is consummated ("Excess Proceeds Payment"). To the extent that the aggregate principal amount of Notes tendered pursuant to an Excess Proceeds Offer is less than the Excess Proceeds, Holdings may use such deficiency for any lawful purposes not otherwise prohibited by this Indenture. If the aggregate principal amount of Notes validly tendered and not withdrawn by Holders thereof exceeds the Excess Proceeds, Notes to be purchased will be selected on a pro rata basis. Notwithstanding the foregoing, if Holdings is required to commence an Excess Proceeds Offer at any time when securities of Holdings ranking pari passu in right of payment with the Notes are outstanding and the terms of such securities provide that a similar offer must be made with respect to such other securities, then the Excess Proceeds Offer for the Notes shall be made concurrently with such other offers and securities of each issue will be accepted on a pro rata basis in proportion to the aggregate principal amount of securities of each issue which the holders thereof elect to have purchased. Any Excess Proceeds Offer will be made only to the extent permitted under, and subject to prior compliance with, the terms of agreements governing Senior Indebtedness. Upon completion of such Excess Proceeds Offer, the amount of Excess Proceeds shall be reset to zero.

     (d) Upon the commencement of an Excess Proceeds Offer, Holdings shall send, by first class mail, a notice to the Trustee and to each Holder at its registered address. The notice shall contain all instructions and materials necessary to enable such Holder to tender Notes pursuant to the Excess Proceeds Offer. Any Excess Proceeds Offer shall be made to all Holders. The notice, which shall govern the terms of the Excess Proceeds Offer, shall state: (1) that the Excess Proceeds Offer is being made pursuant to this Section 4.10; (2) the Excess Proceeds Offer amount, the Excess Proceeds Payment and the date on which Notes tendered and accepted for payment shall be purchased, which date shall be at least 30 days and no later than 60 days from the date such notice is mailed (the "Excess Proceeds Payment Date"); (3) that any Note not tendered or accepted for payment shall continue to accrete or accrue interest; (4) that, unless Holdings defaults in making such payment, any Note accepted for payment pursuant to the Excess Proceeds Offer shall cease to accrete or accrue interest after the Excess Proceeds Payment Date; (5) that Holders electing to have a Note purchased pursuant to the Excess Proceeds Offer may only elect to have all of such Note purchased and may not elect to have only a portion of such Note purchased; (6) that Holders electing to have a Note purchased pursuant to any Excess Proceeds Offer shall be required to surrender the Note, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Note completed, or transfer by book-entry transfer, to Holdings, a depositary, if appointed by Holdings, or the Paying Agent at the address specified in the notice at least three days before the Excess Proceeds Payment Date; (7) that Holders shall be entitled to withdraw their election if Holdings, the depositary or the Paying Agent, as the case may be, receives, not later than the Excess Proceeds Payment Date, a notice setting forth the name of the Holder, the principal amount of the Note the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Note purchased; (8) that, if the aggregate principal amount of Notes surrendered by Holders exceeds the Excess Proceeds Offer amount, Holdings shall select the Notes to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by Holdings so that only Notes in denominations of $1,000, or integral multiples thereof, shall be purchased); and
(9) that Holders whose Notes were purchased only in part shall be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered (or transferred by book-entry transfer). Holdings shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Notes as a result of an Asset Sale.

     (e) On the Excess Proceeds Payment Date, Holdings shall, to the extent lawful: (1) accept for payment all Notes or portions thereof properly tendered pursuant to the Excess Proceeds Offer; (2) deposit with the Paying Agent an amount equal to the Excess Proceeds Payment in respect of all Notes or portions thereof so tendered; and (3) deliver or cause to be delivered to the Trustee the Notes so accepted together with an Officers' Certificate stating the aggregate principal amount of Notes or portions thereof being repurchased by Holdings. Holdings shall publicly announce the results of the Excess Proceeds Offer on the Excess Proceeds Payment Date.

     (f) The Paying Agent shall promptly mail to each Holder of Notes so tendered the Excess Proceeds Payment for such Notes, and the Trustee shall promptly authenticate pursuant to an Authentication Order and mail (or cause to be transferred by book entry) to each Holder a new Note equal in principal amount to any unrepurchased portion of the Notes surrendered, if any; provided that each such new Note shall be in a principal amount of $1,000 or an integral multiple thereof. However, if the Excess Proceeds Payment Date is on or after an interest record date and on or before the related interest payment date, any accrued and unpaid interest shall be paid to the Person in whose name a Note is registered at the close of business on such record date, and no additional interest shall be payable to Holders who tender Notes pursuant to the Excess Proceeds Offer.

     Section 4.11  Limitation on Transactions with Affiliates.

     Holdings will not, and will not permit any Restricted Subsidiary to, directly or indirectly, enter into or make, amend or permit to exist any contract, agreement, understanding, loan advance, guarantee or other transaction or series of related transactions (including, without limitation, the sale, purchase, exchange or lease of assets, property or services) with, or for the benefit of, any Affiliate of Holdings or any Restricted Subsidiary (other than Holdings or a Restricted Subsidiary) (collectively, "Interested Persons"), unless (i) such transaction or series of transactions are on terms that are no less favorable to Holdings or such Restricted Subsidiary, as the case may be, than would have been able to be obtained at the time for a comparable transaction in arm's-length dealings with third parties that are not Interested Persons, (ii) with respect to any transaction or series of related transactions involving aggregate consideration equal to or greater than $2,000,000 in the aggregate, Holdings has delivered an Officers' Certificate to the Trustee certifying that such transaction or series of transactions complies with clause
(i) above and such transaction or series of related transactions shall have been approved by the Board of Directors of Holdings (including a majority of the Disinterested Directors of Holdings) and (iii) with respect to any transaction or series of related transactions involving aggregate consideration equal to or greater than $10,000,000, Holdings has obtained a written opinion from an Independent Financial Advisor certifying that such transaction or series of related transactions is fair to Holdings or its Restricted Subsidiary, as the case may be, from a financial point of view; provided, however, that this
Section 4.11 will not restrict (1) reasonable and customary directors' fees, indemnification and similar arrangements, consulting fees, employee salaries, bonuses or employment agreements, compensation or employee benefit arrangements and incentive arrangements with any officer, director or employee of Holdings or a Restricted Subsidiary entered into in the ordinary course of business, (2) any transactions made in compliance with Section 4.7 hereof, (3) loans and advances to officers, directors and employees of Holdings or any Restricted Subsidiary in the ordinary course of business in accordance with the past practices of Holdings or any Restricted Subsidiary not to exceed $15,000,000 in the aggregate outstanding at any time, (4) the Spin-Off Transactions and (5) any transactions made in accordance with and pursuant to the Transition Agreements.

     Section 4.12  Limitation on Liens.

     (a) Holdings will not, and will not permit any Restricted Subsidiary to, directly or indirectly, create, incur, assume or suffer to exist any Lien securing Pari Passu Indebtedness or Subordinated Indebtedness of Holdings on or with respect to any of its property or assets including any shares of stock or Indebtedness of any Restricted Subsidiary, whether owned on the date of this Indenture or thereafter acquired, or any income, profits or proceeds therefrom, or assign or otherwise convey any right to receive income thereon, other than Permitted Liens, unless (i) in the case of any Lien securing Pari Passu Indebtedness of Holdings, the Notes are secured by a Lien on such property, assets or proceeds that is senior in priority to or pari passu with such Lien and (ii) in the case of any Lien securing Subordinated Indebtedness of Holdings, the Notes are secured by a Lien on such property, assets or proceeds that is senior in priority to such Lien.

     (b) Holdings will not permit any Guarantor to, directly or indirectly, create, incur, assume or suffer to exist any Lien securing Pari Passu Indebtedness or Subordinated Indebtedness of such Guarantor or with respect to such Restricted Subsidiary's properties or assets, including any shares of stock or Indebtedness of any Subsidiary or such Guarantor, whether owned at the date of this Indenture or thereafter acquired, or any income, profits or proceeds therefrom, or assign or otherwise convey any right to receive income thereon, unless (i) in the case of any Lien securing Pari Passu Indebtedness of the Guarantor, the Note Guarantee of such Guarantor is secured by a Lien or such property, assets or proceeds that is senior in priority to or pari passu with such Lien and (ii) in the case of any Lien securing Subordinated Indebtedness of such Guarantor, the Note Guarantee of such Guarantor is secured by a Lien on such property, assets or proceeds that is senior in priority to such Lien.

     Section 4.13  Limitation on Other Senior Subordinated Indebtedness.

     Neither Holdings nor any Guarantor will incur, create, assume, guarantee or in any other manner become directly or indirectly liable with respect to or responsible for, or permit to remain outstanding, any Indebtedness, other than the Notes, that is subordinate or junior in right of payment to any Senior Indebtedness (or, in the case of any Guarantor, Senior Guarantor Indebtedness) unless such Indebtedness is also pari passu with, or subordinate in right of payment to, the Notes or the Note Guarantee of such Guarantor, as applicable, pursuant to subordination provisions substantially similar to those contained in this Indenture.

     Section 4.14  Corporate Existence.

     Subject to Article 5 hereof, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect (a) its corporate existence, and the corporate, partnership or other existence of each of its Subsidiaries, in accordance with the respective organizational documents (as the same may be amended from time to time) of the Company or any such Subsidiary and
(b) the rights (charter and statutory), licenses and franchises of the Company and its Subsidiaries; provided, however, that the Company shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of its Subsidiaries, if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries, taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders of the Notes.

     Section 4.15  Purchase of Notes upon Change in Control.

     If a Change in Control shall occur at any time, then each Holder of Notes will have the right to require that Holdings purchase such Holder's Notes, in whole or in part in integral multiples of $1,000, at a purchase price (the "Change in Control Purchase Price") in cash in an amount ("Change in Control Payment") equal to 101% of the principal amount thereof, plus accrued interest, if any, to the date of purchase (the "Change in Control Purchase Date"), pursuant to the offer described below (the "Change in Control Offer") and the other procedures set forth below.

     Within 30 days following any Change in Control, Holdings shall notify the Trustee thereof and give written notice of such Change in Control to each Holder of Notes by first-class mail, postage prepaid, at the address of such Holder appearing in the security register, describing the transaction or transactions that constitute the Change in Control and stating, among other things, (i) the Change in Control Purchase Price and the Change in Control Purchase Date, which shall be a Business Day no earlier than 30 days nor more than 60 days from the case such notice is mailed, or such later date as is necessary to comply with requirements under the Exchange Act or any applicable securities laws or regulations; (ii) that any Note not tendered will continue to accrue interest; (iii) that, unless Holdings defaults in the payment of the Change in Control Purchase Price, any Notes accepted for payment pursuant to the Change in Control Offer shall cease to accrue interest after the Change in Control Purchase Date; and (iv) certain procedures that a Holder of Notes must follow to accept a Change in Control Offer or to withdraw such acceptance.

     On the Change in Control Purchase Date, Holdings will, to the extent lawful, (i) accept for payment all Notes or portions thereof properly tendered pursuant to the Change in Control Offer, (ii) deposit with the Paying Agent an amount equal to the Change in Control Purchase Price in respect of all Notes or portions thereof so tendered and (iii) deliver or cause to be delivered to the Trustee the Notes so accepted together with an Officers' Certificate stating the aggregate principal amount of Notes or portions thereof being purchased by Holdings. The Paying Agent will promptly mail to each Holder of Notes so tendered the Change in Control Purchase Price for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book entry) to each Holder a new Note equal in principal amount in a principal amount of $1,000 or an integral multiple thereof. Prior to complying with the provisions of this Section 4.15, but in any event within 90 days following the Change in Control, Holdings will either repay all outstanding Senior Indebtedness or obtain the requisite consents, if any, under all agreements governing Senior Indebtedness to permit the repurchase of Notes required by this Section 4.15. Holdings will publicly announce the results of the Change in Control Offer on or as soon as practicable after the Change of Control Purchase Date. Holdings shall not be required to make a Change in Control Offer upon a Change in Control if a third party makes the Change in Control Offer in the manner, at the time and otherwise in compliance with the requirements applicable to a Change in Control Offer made by Holdings and purchases all Notes validly tendered and not withdrawn under such Change in Control Offer.

     The Change in Control provisions described above will be applicable whether or not any other provisions of this Indenture are applicable. Except as described above with respect to a Change in Control, this Indenture does not contain provisions that permit the Holders of the Notes to require Holdings to repurchase or redeem the Notes in the event of a takeover, recapitalization or similar transaction.

     The Paying Agent shall promptly mail to each Holder of Notes so tendered the Change in Control Payment for such Notes, and the Trustee shall promptly authenticate pursuant to an Authentication Order and mail (or cause to be transferred by book entry) to each Holder a new Note equal in principal amount to any unrepurchased portion of the Notes surrendered, if any; provided that each such new Note shall be in a principal amount of $1,000 or an integral multiple thereof. However, if the Change in Control Purchase Date is on or after an interest record date and on or before the related interest payment date, any accrued and unpaid interest shall be paid to the Person in whose name a Note is registered at the close of business on such record date, and no additional interest shall be payable to Holders who tender Notes pursuant to the Change in Control Offer.

     Section 4.16  Subsidiary Guarantees.

     Subject to the last sentence of this Section 4.16, Holdings shall cause each of its domestic Restricted Subsidiaries, including any domestic Restricted Subsidiary which becomes a Restricted Subsidiary after the date that Holdings becomes an obligor under the Notes and this Indenture, to become a Guarantor under this Indenture and shall cause each such domestic Restricted Subsidiary to
(a) execute and deliver to the Trustee a supplemental indenture in form reasonably satisfactory to the Trustee pursuant to which such Restricted Subsidiary shall unconditionally guarantee all of Holdings' obligations under the Notes and this Indenture on the terms set forth in this Indenture and (b) deliver to the Trustee an Opinion of Counsel that such supplemental indenture has been duly authorized, executed and delivered by such Restricted Subsidiary and constitutes a legal, valid, binding and enforceable obligation of such Restricted Subsidiary, subject to normal exceptions. Thereafter, such Restricted Subsidiary shall be a Guarantor for all purposes of this Indenture. Notwithstanding the foregoing, following the contribution by Holdings of certain assets to its direct, wholly-owned subsidiary, Triad Holdings
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                                                                              44

II, LLC and the contribution by Triad Holdings II, LLC of certain of its assets to its direct, wholly-owned subsidiary, Triad Holdings III, Inc. and immediately prior to the Spin-Off Distribution, Holdings shall cause each of its domestic Restricted Subsidiaries to become a Guarantor by causing such domestic Restricted Subsidiaries to execute and deliver the Third Supplemental Indenture (the "Third Supplemental Indenture") in the form of Exhibit I and shall cause such Restricted Subsidiaries to execute and deliver a notation of their respective Note Guarantee substantially in the form of Exhibit E.

     Section 4.17 Limitation on Issuances and Sales of Capital Stock of Restricted Subsidiaries.

     Holdings (a) will not permit any Restricted Subsidiary to issue any Capital Stock (other than to Holdings or a wholly owned Restricted Subsidiary) and (b) will not permit any Person (other than Holdings or a wholly owned Restricted Subsidiary) to own any Capital Stock of any Restricted Subsidiary; provided, however, that this Section 4.17 shall not prohibit (i) the issuance or any sale, transfer, lease, conveyance, or other disposition of all, but not less than all, of the issued and outstanding Capital Stock of any Restricted Subsidiary owned by Holdings or any of its Restricted Subsidiaries in compliance with the other provisions of this Indenture, so long as the Net Cash Proceeds, if any, from such sale, transfer. lease, conveyance or other disposition is applied in accordance with Section 4.10, (ii) the ownership by other Persons of Qualified Capital Stock issued prior to the time such Restricted Subsidiary became a Subsidiary of Holdings that was neither issued in contemplation of such Subsidiary becoming a Subsidiary nor acquired at that time, (iii) the ownership by directors of director qualifying shares or the ownership by foreign nationals of Capital Stock of any Restricted Subsidiary, to the extent mandated by applicable law, (iv) arrangements existing on the Issuance Date, (v) any issuance, sale or other disposition of Capital Stock (other than Preferred Stock) of a Restricted Subsidiary if, immediately after giving effect thereto, such Restricted Subsidiary would remain a Restricted Subsidiary, or (vi) any issuance, sale or other disposition of Capital Stock of a Restricted Subsidiary if, immediately after giving effect thereto, such Person would no longer constitute a Restricted Subsidiary and any Investment in such Person remaining after giving effect thereto would have been permitted to be made (and shall be deemed to have been made) under Section 4.7 on the date of such issuance, sale or other disposition.

     Section 4.18 Limitation on Guarantees of Indebtedness by Restricted Subsidiaries.

     (a) Holdings will not permit any Restricted Subsidiary, directly or indirectly, to guarantee, assume or in any other manner become liable with respect to any Pari Passu Indebtedness or Subordinated Indebtedness of Holdings unless, with respect to any guarantee by a Restricted Subsidiary of Pari Passu Indebtedness of Holdings, any such guarantee shall be pari passu with such Restricted Subsidiary's Note Guarantee, if any, and with respect to any guarantee by a Restricted Subsidiary of Subordinated Indebtedness of Holdings, any such guarantee shall be subordinated to such Restricted Subsidiary's Note Guarantee at least to the same extent as such guaranteed Indebtedness is subordinated to the Notes.

     (b) Notwithstanding the foregoing, any guarantee of the Notes created pursuant to the provisions described in the foregoing paragraph (a) will provide by its terms that it will automatically and unconditionally be released and discharged upon (i) any sale, exchange or transfer to any Person not an Affiliate of Holdings of all of Holdings' Capital Stock of such Restricted Subsidiary (which sale, exchange or transfer is otherwise in compliance with this Indenture) or (ii) the designation of such Restricted Subsidiary as an Unrestricted Subsidiary in accordance with the terms of the Indenture.

     Section 4.19  Assumption of Indenture by Triad and Holdings.

     Upon Healthtrust validly transferring the Pacific Group assets to Triad, Healthtrust will cause Triad to assume, (a) by a supplemental indenture (the "First Supplemental Indenture") in the form of Exhibit G, Healthtrust's obligation for the due and punctual payment of the principal of, premium, if any, Additional Interest, if any, and interest on all the Notes and the performance and observance of every covenant of this Indenture on the part of Healthtrust to be performed or observed and (b) the rights and obligations of Healthtrust under the Registration Rights Agreement. Upon the Pacific Group assets being validly transferred to Triad, the execution and delivery of the First Supplemental Indenture by Healthtrust, Triad and the Trustee and the execution and delivery of the Triad Assumption Agreement to the Registration Rights Agreement by Healthtrust and Triad, Healthtrust will be fully, unconditionally and irrevocably released from all obligations under this Indenture and the Registration Rights Agreement. Upon Triad validly transferring the Pacific Group assets to Holdings, Triad will cause Holdings to assume, (i) by a supplemental indenture (the "Second Supplemental Indenture") in the form of Exhibit H, Triad's obligation for the due and punctual payment of the principal of, premium, if any, Additional Interest, if any, and interest on all the Notes and the performance and observance of every covenant of this Indenture on the part of Triad to be performed or observed and (ii) the rights and obligations of Triad under the Registration Rights Agreement. Upon the Pacific Group assets being validly transferred to Holdings, the execution and delivery of the Second Supplemental Indenture by Triad, Holdings and the Trustee and the execution and delivery of the Holdings Assumption Agreement to the Registration Rights Agreement by Triad and Holdings, Triad will be fully, unconditionally and irrevocably released from all obligations under this Indenture and the Registration Rights Agreement.

     Section 4.20  Limitations on Healthtrust.

     For so long as Healthtrust is the obligor under the Notes and this Indenture, Healthtrust will not, and will not permit any of its Subsidiaries to
(a) incur (as defined in Section 4.9) any Indebtedness, (b) make any Restricted Payments (as used in this Section 4.20, "Restricted Payments" shall be deemed to be Restricted Payments of Healthtrust and its Subsidiaries), (c) create, incur, assume or suffer to exist any Liens on any asset of Healthtrust or its Subsidiaries or (d) transfer (as defined in the definition of "Asset Sale"), directly or indirectly, any asset of Healthtrust or its Subsidiaries except, in each case, for the transactions to be consummated in connection with the distribution of the common stock of Triad and LifePoint to the stockholders of Columbia/HCA and any related transactions and for transactions which do not materially impair the ability of Healthtrust to satisfy its payment obligations under the Notes and this Indenture.

     Section 4.21  Limitations on Triad.

     For so long as Triad is the obligor under the Notes and this Indenture, Triad will not, and will not permit any of its Subsidiaries to (a) incur (as defined in Section 4.9) any Indebtedness, (b) make any Restricted Payments (as used in this Section 4.21, "Restricted Payments" shall be deemed to be Restricted Payments of Triad and its Subsidiaries), (c) create, incur, assume or suffer to exist any Liens on any asset of Triad or its Subsidiaries or (d) transfer (as defined in the definition of "Asset Sale"), directly or indirectly, any asset of Triad or its Subsidiaries except, in each case, for the transactions to be consummated in connection with the distribution of the common stock of Triad and LifePoint to the stockholders of Columbia/HCA and any related transactions and for transactions which do not materially impair the ability of Triad to satisfy its payment obligations under the Notes and this Indenture.

     Section 4.22  Transition Agreements.

     The Company shall cause the parties to the Distribution Agreement, Tax Sharing and Indemnification Agreement and Computer and Data Processing Service Agreement referred to in the definition of "Transition Agreements" in Section
1.1 to execute and deliver such Transition Agreements prior to or as soon as practicable after the Spin-Off-Distribution.

     Section 4.23  Further Assurances.

     Upon the request of the Trustee or as otherwise required, the Company and the Guarantors will execute and deliver such further instruments and undertake such further reasonable action as may be reasonably required to carry out the purposes of this Indenture.

                                   ARTICLE V
                                  SUCCESSORS

     Section 5.1   Consolidation, Merger and Sale of Assets.

     Holdings will not, in a single transaction or through a series of transactions, consolidate with or merge with or into any other Person or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets to any other Person or Persons or permit any of its Restricted Subsidiaries to enter into any such transaction or series of transactions if such transaction or series of transactions, in the aggregate, would result in the sale, assignment, conveyance, transfer, lease or other disposition of all or substantially all of the properties and assets of Holdings and its Restricted Subsidiaries on a consolidated basis to any other Person or Persons, unless at the time and immediately after giving effect thereto (i) either (a) Holdings will be the continuing corporation or (b) the Person (if other than Holdings) formed by such consolidation or into which Holdings or such Restricted Subsidiary is merged or the Person that acquires by sale, assignment, conveyance, transfer, lease or disposition all or substantially all the properties and assets of Holdings and its Restricted Subsidiaries on a consolidated basis (the "Surviving Entity") (1) will be a corporation duly organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and (2) will expressly assume, by a supplemental indenture in form reasonably satisfactory to the Trustee, Holdings' obligation for the due and punctual payment of the principal of, premium, if any, Additional Interest, if any, and interest on all the notes and the performance and observance of every covenant of the Indenture on the part of Holdings to be performed or observed, (ii) immediately before and immediately after giving effect to such transaction or series of transactions on a pro forma basis (and treating any obligation of Holdings or any Restricted Subsidiary incurred in connection with or as a result of such transaction or series of transactions as having been incurred at the time of such transaction), no Default or Event of Default will have occurred and be continuing, (iii) immediately before and immediately after giving effect to such transaction or series of transactions on a pro forma basis (on the assumption that the transaction or series of transactions occurred on the first day of the four-quarter period immediately prior to the consummation of such transaction or series of transactions with the appropriate adjustments with respect to the transaction or series of transactions being included in such pro forma calculation), Holdings (or the Surviving Entity if Holdings is not the continuing obligor under this Indenture) could incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) under the provisions of Section 4.9, (iv) immediately after giving effect to such transaction on a pro forma basis, the Consolidated Net Worth of Holdings (or the Surviving Entity if Holdings is not the continuing obligor under the Indenture) is equal to or greater than the Consolidated Net Worth of Holdings immediately prior to such transaction; and (v) each Guarantor, if any, unless it is the other party to the transactions described above, shall have by supplemental indenture confirmed that its Note Guarantee will apply to such Person's obligations under this Indenture and the Notes.

     In connection with any such consolidation, merger, sale, assignment, conveyance, transfer, lease or other disposition, Holdings or the Surviving Entity shall have delivered to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, assignment, conveyance, transfer, lease or other disposition, and if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with the requirements of this Indenture and that all conditions precedent herein provided for relating to such transaction have been complied with.

     Each Guarantor, if any (other than any Subsidiary whose Note Guarantee is being released pursuant to the provisions under Section 11.5 or Section 4.18 as a result of such transaction), shall not, and Holdings will not permit a Guarantor to, in a single transaction or through a series of related transactions, merge or consolidate with or into any other corporation or other entity (other than Holdings or any Guarantor), or sell, assign, convey, transfer, lease or otherwise dispose of its properties and assets on a consolidated basis substantially as an entirety to any entity (other than Holdings or any Guarantor) unless (i) either (a) such Guarantor shall be the continuing corporation or partnership or (b) the Person (if other than such Guarantor) formed by such consolidation or into which such Guarantor is merged or the entity which acquires by sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of such Guarantor, as the case may be, shall be a corporation or partnership organized and validly existing under the laws of the United States, any state thereof or the District of Columbia, and shall expressly assume by a supplemental indenture, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of such Guarantor under the Notes and this Indenture, (ii) immediately before and immediately after giving effect to such transaction on a pro forma basis, no Default or Event of Default shall have occurred and be continuing, and (iii) such Guarantor shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, assignment, conveyance, transfer, lease or disposition and such supplemental indenture comply with this Indenture.

     Section 5.2   Successor Person Substituted.

     Upon any consolidation or merger, or any sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of Holdings or any Guarantor in accordance with Section 5.1, the successor Person formed by such consolidation or into which Holdings or such Guarantor, as the case may be, is merged or the successor Person to which such sale, assignment, conveyance, transfer, lease or disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, Holdings or such Guarantor, as the case may be, under this Indenture and/or the Note Guarantees, as the case may be, with the same effect as if such successor had been named as Holdings or such Guarantor, as the case may be, herein and/or in the Note Guarantees, as the case may be. When a successor assumes all the obligations of its predecessor under this Indenture, the Notes or a Note Guarantee, as the case may be, the predecessor shall be released from those obligations; provided that in the case of a transfer by lease, the predecessor shall not be released from the payment of principal and interest on the Notes or a Note Guarantee, as the case may be.

                                  ARTICLE VI
                             DEFAULTS AND REMEDIES

     Section 6.1   Events of Default.

     Each of the following is an "Event of Default":

     (a) default in the payment of any interest on any Note when it becomes due and payable and continuance of such default for a period of 30 days;

     (b) default in the payment of the principal of, premium, if any, or Additional Interest, if any, on any Note at its Maturity (upon acceleration, optional redemption, mandatory redemption, required purchase or otherwise);

     (c)  default in the performance, or breach, of the provisions described in
  Section 5.1, the failure to make or consummate a Change in Control Offer in accordance with the provisions of Section 4.15 or the failure to make or consummate an Excess Proceeds Offer in accordance with the provisions of
  Section 4.10;

     (d) default in the performance, or breach, of any covenant or warranty of the Company or any Guarantor contained in this Indenture or any Note Guarantee (other than a default in the performance, or breach, of a covenant or warranty which is specifically dealt with in clauses (a), (b) or (c) above) and continuance of such default or breach for a period of 30 days after written notice shall have been given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Notes then outstanding;

     (e) (i) one or more defaults in the payment of principal of or premium, if any, on Indebtedness of Holdings or any Restricted Subsidiary aggregating $10,000,000 or more, when the same becomes due and payable at the Stated Maturity thereof, and such default or defaults shall have continued after any applicable grace period and shall not have been cured or waived or (ii) Indebtedness of Holdings or any Restricted Subsidiary aggregating $10,000,000 or more shall have been accelerated or otherwise declared due and payable, or required to be prepaid or repurchased (other than by regularly scheduled required prepayment) prior to the Stated Maturity thereof;

     (f) one or more final, non-appealable judgments or orders shall be rendered against Holdings or any Restricted Subsidiary for the payment of money, either individually or in an aggregate amount, in excess of $10,000,000 (net of any amounts that are fully covered by insurance) and shall not be discharged and there shall have been a period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, was not in effect;

     (g) any Note Guarantee of a Material Subsidiary or group of Restricted Subsidiaries that, taken together, would constitute a Material Subsidiary ceases to be in full force and effect or is declared null and void or any Material Subsidiary or group of

  Restricted Subsidiaries that, taken together, would constitute a Material Subsidiary denies that it has any further liability under any Note Guarantee, or gives notice to such effect (other than by reason of the termination of this Indenture or the release of any such Note Guarantee in accordance with this Indenture);

     (h) Holdings or any Material Subsidiary or group of Restricted Subsidiaries that, taken together, would constitute a Material Subsidiary pursuant to or within the meaning of Bankruptcy Law:

          (i)   commences a voluntary case,

          (ii) consents to the entry of an order for relief against it in an involuntary case,

          (iii) consents to the appointment of a custodian of it or for all or substantially all of its property,

          (iv)  makes a general assignment for the benefit of its creditors, or

          (v)   shall admit in writing its inability to pay debts generally.

     (i) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                (i) is for relief against Holdings or any Material Subsidiary or group of Restricted Subsidiaries that, taken together, would constitute a Material Subsidiary in an involuntary case;

                (ii) appoints a custodian of Holdings or any Material Subsidiary or group of Restricted Subsidiaries that, taken together, would constitute a Material Subsidiary or for all or substantially all of the property of Holdings or any Material Subsidiary or group of Restricted Subsidiaries that, taken together, would constitute a Material Subsidiary; or

                (iii) orders the liquidation of Holdings or any Material Subsidiary, or group of Restricted Subsidiaries that, taken together, would constitute a Material Subsidiary; and the order or decree remains unstayed and in effect for 60 consecutive days.

     Section 6.2   Acceleration.

     If an Event of Default (other than as specified in paragraphs (h) or (i) of Section 6.1) shall, occur and be continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Notes then outstanding, by written notice to the Company, may, and the Trustee, upon receipt of the written request and indemnity satisfactory to it from such Holders, shall declare the principal of, premium, if any, Additional Interest, if any, and accrued interest on all of the outstanding Notes immediately due and payable. Upon any such declaration all such amounts payable in respect of the Notes shall become immediately due and payable. If an Event of Default specified in paragraphs (h) or (i) of Section 6.1 above occurs and is continuing, then the principal of, premium, if any, Additional Interest, if any, and accrued interest on all of the outstanding Notes shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of Notes.

     At any time after a declaration of acceleration, but before a judgment or decree for payment of the money due has been obtained by the Trustee, the Holders of a majority in aggregate principal amount of the outstanding Notes, by written notice to the Company and the Trustee, may rescind such declaration and its consequences if (a) the Company has paid or deposited with the Trustee a sum sufficient to pay (i) all overdue interest and Additional Interest, if any, on all outstanding Notes, (ii) all unpaid principal of and premium, if any, on any outstanding Notes that has become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Notes, (iii) to the extent that payment of such interest is lawful, interest upon overdue interest, Additional Interest, if any, and overdue principal at the rate borne by the Notes, (iv) all sums paid or advanced by the Trustee under this Indenture and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and (b) all Events of Default, other than the non-payment of amounts of principal of, premium, if any, Additional Interest, if any, or interest on the Notes that has become due solely by such declaration of acceleration, have been cured or waived. No such rescission shall affect any subsequent default or impair any right consequent thereon.

     Section 6.3   Other Remedies.

     If an Event of Default occurs and is continuing, the Trustee may, subject to Article 10, pursue any available remedy to collect the payment of principal, premium, if any, Additional Interest, if any, and interest on the Notes or to enforce the performance of any provision of the Notes or this Indenture.

     The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder of a Note in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

     Section 6.4  Waiver of Past Defaults.

     The Holders of not less than a majority in aggregate principal amount of the outstanding Notes may, on behalf of the Holders of all the Notes, waive any past Defaults, except a Default in the payment of the principal of, premium, if any, Additional Interest, if any, or interest on any Note, or in respect of a covenant or provision which under this Indenture cannot be modified or amended without the consent of the Holder of each Note outstanding. Upon such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

     Section 6.5  Control by Majority.

     Holders of a majority in principal amount of the then outstanding Notes may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or exercising any trust or power conferred on it. Holders may not enforce this Indenture or the Notes, however, except as provided in this Indenture. In addition, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines may be unduly prejudicial to the rights of other Holders of Notes or that may involve the Trustee in personal liability.

     Section 6.6  Limitation on Suits.

     No individual Holder of any of the Notes has any right to institute any proceeding with respect to this Indenture or any remedy hereunder, unless the Holders of at least 25% in aggregate principal amount of the outstanding Notes have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as Trustee under the Notes and this Indenture, the Trustee has failed to institute such proceeding within 60 days after receipt of such notice and the Trustee, within such 60-day period, has not received directions inconsistent with such written request by Holders of a majority in aggregate principal amount of the outstanding Notes.

     A Holder of a Note may not use this Indenture to prejudice the rights of another Holder of a Note or to obtain a preference or priority over another Holder of a Note.

     Section 6.7  Rights of Holders of Notes to Receive Payment.

     Notwithstanding any other provision of this Indenture and subject to
Article 10 and Section 11.2, the right of any Holder of a Note to receive payment of principal, premium and Additional Interest, if any, and interest on the Note, on or after the respective due dates expressed in the Note (including in connection with an offer to purchase), or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

     Section 6.8  Collection Suit by Trustee.

     If an Event of Default specified in Section 6.1(a) or (b) occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal of, premium and Additional Interest, if any, and interest remaining unpaid on the Notes and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     Section 6.9  Trustee May File Proofs of Claim.

     The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the

Trustee, its agents and counsel) and the Holders of the Notes allowed in any judicial proceedings relative to the Company (or any other obligor upon the Notes), its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.7. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.7 out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

     Section 6.10 Priorities.

     If the Trustee collects any money pursuant to this Article, it shall, subject to Article 10, pay out the money in the following order:

     First:  to the Trustee, its agents and counsel for amounts due under
  Section 7.7, including payment of all compensation, expense and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

     Second: to Holders of Notes for amounts due and unpaid on the Notes for principal, premium and Additional Interest, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal, premium and Additional Interest, if any and interest, respectively; and

     Third: to the Company or to such party as a court of competent jurisdiction shall direct.

     The Trustee may fix a record date and payment date for any payment to Holders of Notes pursuant to this Section 6.10.

     Section 6.11 Undertaking for Costs.

     In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder of a Note pursuant to Section 6.7, or a suit by Holders of more than 10% in principal amount of the then outstanding Notes.

                                  ARTICLE VII
                                    TRUSTEE

     Section 7.1  Duties of Trustee.

     (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     (b)  Except during the continuance of an Event of Default:

          (i) the duties of the Trustee shall be determined solely by the express provisions of this Indenture and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and reasonably conforming to the requirements of this Indenture. However, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they reasonably conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein).

     (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (i) this paragraph does not limit the effect of paragraph (b) of this Section 7.1;

          (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved by a court of competent jurisdiction that the Trustee was negligent in ascertaining the pertinent facts; and

          (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.5.

     (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to the paragraphs of this Section.

     (e) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with Holdings. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

     Section 7.2  Rights of Trustee.

     (a) The Trustee may conclusively rely upon any document believed by it to be genuine and to have been signed or purportedly presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

     (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

     (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

     (d) The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Indenture.

     (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from Holdings shall be sufficient if signed by an Officer of Holdings.

     (f) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee shall be under no obligation to exercise any of its rights or powers under this Indenture at the request or direction of any of the Holders unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against any loss, liability or expense that might be incurred by it in compliance with such request or direction.

     (g) The Trustee shall not be bound to make any investigation into the facts or matters stated in any document, but the Trustee, in its judgment, may make such further inquiry or investigation into such facts or matters as it may see fit and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of Holdings, personally or by agent or attorney at the sole cost of Holdings, and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

     (h) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

     (i) The Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a Default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Notes and this Indenture.

     (j) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

     Section 7.3  Individual Rights of Trustee.

     The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with Holdings or any Affiliate of Holdings with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the Commission for permission to continue as trustee or resign. Any Agent may do the same with like rights and duties. The Trustee is also subject to Sections 7.10 and 7.11.

     Section 7.4  Trustee's Disclaimer.

     The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Company's use of the proceeds from the Notes or any money paid to Holdings or upon Holdings' direction under any provision of this Indenture, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement or recital herein or any statement in the Notes or any other document in connection with the sale of the Notes or pursuant to this Indenture other than its certificate of authentication.

     Section 7.5  Notice of Defaults.

     If a Default or Event of Default occurs and is continuing and if it is actually known to a Responsible Officer of the Trustee, the Trustee shall mail to Holders of Notes as it appears on the Registrar a notice of the Default or Event of Default within 10 days after it occurs. Except in the case of a Default or Event of Default relating to the payment of principal or interest on any Note, the Trustee may withhold the notice if it determines, in good faith, that withholding the notice is in the interests of the Holders of the Notes.

     Section 7.6  Reports by Trustee to Holders of the Notes.

     Within 60 days after each April 15 beginning with the April 15 following the date of this Indenture, and for so long as Notes remain outstanding, the Trustee shall mail to the Holders of the Notes a brief report dated as of such reporting date that complies with TIA ss. 313(a) (but if no event described in TIA ss. 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA ss. 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA ss. 313(c).

     A copy of each report at the time of its mailing to the Holders of Notes shall be mailed to the Company and filed with the Commission and each stock exchange on which the Notes are listed in accordance with TIA ss. 313(d). The Company shall promptly notify the Trustee when the Notes are listed on any stock exchange and of any delisting thereof.

     Section 7.7  Compensation and Indemnity.

     The Company shall pay to the Trustee from time to time compensation for its acceptance of this Indenture and services as the Company and the Trustee shall from time to time agree in writing. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. Holdings shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the compensation, disbursements and expenses of the Trustee's agents and counsel.

     The Company shall fully indemnify the Trustee and any predecessor Trustee against any and all losses, damages, claims, liabilities or expenses incurred by it including taxes (other than taxes based upon, measured by or determined by the income of the Trustee) arising out of or in connection with the acceptance or administration of its duties under this Indenture, including the costs and expenses of enforcing this Indenture against the Company (including this Section 7.7) and defending itself against any claim (whether asserted by the Company or any Holder or any other person) or liability in connection with the acceptance, exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, damage, claim, liability or expense may be attributable to its negligence or bad faith. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder, except to the extent that the Company is actually prejudiced thereby. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. Holdings need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

     The obligations of the Company under this Section 7.7 shall survive the satisfaction and discharge of this Indenture.

     To secure the Company's payment obligations in this Section, the Trustee shall have a Lien prior to the Notes on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Notes. Such Lien shall survive the satisfaction and discharge of this Indenture.

     When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.1(h) or (i) occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.

     The Trustee shall comply with the provisions of TIA ss.__ 313(b)(2) to the extent applicable.


     Section 7.8    Replacement of Trustee.

     A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.8.

     The Trustee may resign in writing at any time and be discharged from the trust hereby created by so notifying the Company. The Holders of Notes of a majority in principal amount of the then outstanding Notes may remove the Trustee by so notifying the Trustee and the Company in writing. The Company may remove the Trustee if: (a) the Trustee fails to comply with Section 7.10; (b) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law; (c) a custodian or public officer takes charge of the Trustee or its property; or (d) the Trustee becomes incapable of acting.

     If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Notes may appoint a successor Trustee to replace the successor Trustee appointed by Holdings.

     If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company, or the Holders of Notes of at least 10% in principal amount of the then outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee, at the expense of the Company.

     If the Trustee, after written request by any Holder of a Note who has been a Holder of a Note for at least six months, fails to comply with Section 7.10, such Holder of a Note may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders of the Notes. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, provided all sums owing to the Trustee hereunder have been paid and subject to the Lien provided for in Section
7.7. Notwithstanding replacement of the Trustee pursuant to this Section 7.8, the Company's obligations under Section 7.7 shall continue for the benefit of the retiring Trustee.

     Section 7.9    Successor Trustee by Merger, etc.

     If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

     Section 7.10   Eligibility; Disqualification.

     There shall at all times be a Trustee hereunder that is a corporation organized and doing business under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trustee power, that is subject to supervision or examination by federal or state authorities and that has a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition.

     This Indenture shall always have a Trustee who satisfies the requirements of TIA ss. 310(a)(1), (2) and (5). The Trustee is subject to TIA ss. 310(b).

     Section 7.11   Preferential Collection of Claims Against Holdings.

     The Trustee is subject to TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated therein.

     Section 7.12   Trustee's Application for Instructions from the Company.

     Any application by the Trustee for written instructions from the Company, may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

                                 ARTICLE VIII

     DEFEASANCE AND COVENANT DEFEASANCE; DISCHARGE

     Section 8.1    Option to Effect Defeasance or Covenant Defeasance.

     Holdings may, at the option of its Board of Directors evidenced by a resolution set forth in an Officers' Certificate, at any time, elect to have either Section 8.2 or 8.3 be applied to all outstanding Notes and Notes Guarantees upon compliance with the conditions set forth below in this Article 8.

     Section 8.2    Defeasance and Discharge.

     Upon Holdings' exercise under Section 8.1 of the option applicable to this
Section 8.2, Holdings shall, subject to the satisfaction of the conditions set forth in Section 8.4, be deemed to have been discharged from its obligations with respect to all outstanding Notes and the related Guarantees on the date the conditions set forth below are satisfied (hereinafter, "Defeasance"). For this purpose, Defeasance means that Holdings shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Notes, which shall thereafter be deemed to be "outstanding" only for the purposes of Section
8.5 and the other Sections of this Indenture referred to in (a) and (b) below, and to have satisfied all its other obligations under such Notes and this Indenture (and the Trustee, on demand of and at the expense of Holdings, shall execute proper instruments acknowledging the same), except for the following provisions which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of outstanding Notes to receive, solely from the trust fund described in Section 8.4, and as more fully set forth in such Section 8.4, payments in respect of the principal of, premium, if any, Additional Interest, if any, and interest on such Notes when such payments are due, (b) Holdings' obligations with respect to such Notes under Article 2 and
Section 4.2, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder and Holdings' obligations in connection therewith and (d) this
Article 8. Subject to compliance with this Article 8, Holdings may exercise its option under this Section 8.2 notwithstanding the prior exercise of its option under Section 8.3.

     Section 8.3    Covenant Defeasance.

     Upon Holdings' exercise under Section 8.1 hereof of the option applicable to this

Section 8.3, Holdings and each Guarantor shall, subject to the satisfaction of the conditions set forth in Section 8.4 hereof, be released from their obligations under the covenants contained in Sections 4.3, 4.4, 4.7, 4.8, 4.9, 4.10, 4.11, 4.12, 4.13, 4.15, 4.16, 4.17, 4.18 and clauses (ii), (iii) and (iv)
of Section 5.1 hereof with respect to the outstanding Notes on and after the date the conditions set forth in Section 8.4 are satisfied (hereinafter, "Covenant Defeasance"), and the Notes shall thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder (it being understood that such Notes shall not be deemed outstanding for accounting purposes). For this purpose, Covenant Defeasance means that, with respect to the outstanding Notes, Holdings and each Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.1, but, except as specified above, the remainder of this Indenture and such Notes shall be unaffected thereby. In addition, upon Holdings' exercise under Section 8.1 of the option applicable to this Section 8.3, subject to the satisfaction of the conditions set forth in Section 8.4, Sections 6.1(c) through 6.1(f) shall not constitute Events of Default.

     Section 8.4    Conditions to Defeasance or Covenant Defeasance.

     The following shall be the conditions to the application of either Section
8.2 or 8.3 to the outstanding Notes:

     (a) Holdings must irrevocably deposit or cause to be deposited with the Trustee, as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Notes, money in an amount, or non-callable U.S. Government Obligations which through the scheduled payment of principal and interest thereon will provide money in an amount, or a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay and discharge the principal of, premium, if any, Additional Interest, if any, and interest on the outstanding Notes on the Stated Maturity (or upon redemption, if applicable) of such principal, premium, if any, Additional Interest, if any, or installment of interest;

     (b) in the case of an election under Section 8.2, Holdings shall have delivered to the Trustee an Opinion of Counsel stating that Holdings has received from, or there has been published by, the Internal Revenue Service a ruling, or since the date of the final offering circular, there has been a change in applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that the Holders of the outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Defeasance had not occurred;

     (c) in the case of an election under Section 8.3, Holdings shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Notes outstanding will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

     (d) no Default or Event of Default will have occurred and be continuing on the date of such deposit or, insofar as an event of bankruptcy under paragraphs (h) and (i) of Section 6.1 is concerned, at any time during the period ending on the 91st day after the date of such deposit;

     (e) such Defeasance or Covenant Defeasance will not result in a breach or violation of, or constitute a default under, this Indenture, the Senior Credit Agreement or any other material agreement or instrument to which Holdings or any Guarantor is a party or by which it is bound;

     (f) Holdings shall have delivered to the Trustee an Opinion of Counsel to the effect that (i) the trust funds will not be subject to any rights of holders of Senior

  Indebtedness under the subordination provisions of Article 10 and (ii) after the 91st day following the deposit or after the date such opinion is delivered, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally;

     (g) Holdings shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by Holdings with the intent of preferring the Holders of Notes or any Note Guarantee over the other creditors of either Holdings or any Guarantor with the intent of hindering, delaying or defrauding creditors of either Holdings or any Guarantor; and

     (h) Holdings shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the Defeasance or the Covenant Defeasance, as the case may be, have been complied with.

     Section 8.5 Deposited Money and U.S. Government Obligations to Be Held in Trust; Other Miscellaneous Provisions

     Subject to Section 8.6, all money and non-callable U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 8.5, the "Trustee") pursuant to Section 8.4 in respect of the outstanding Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent (including Holdings acting as Paying Agent) as the Trustee may determine, to the Holders of such Notes of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

     Holdings shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or non-callable U.S. Government Obligations deposited pursuant to Section 8.4 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Notes.

     Anything in this Article 8 to the contrary notwithstanding, the Trustee shall deliver or pay to Holdings from time to time upon the request of Holdings any money or non-callable U.S. Government Obligations held by it as provided in
Section 8.4 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 8.4(a)), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Defeasance or Covenant Defeasance.

     Section 8.6    Repayment to Holdings.

     Any money deposited with the Trustee or any Paying Agent, or then held by Holdings, in trust for the payment of the principal of, premium, if any, Additional Interest, if any, or interest on any Note and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to Holdings on its request or (if then held by Holdings) shall be discharged from such trust; and the Holder of such Note shall thereafter, as a secured creditor, look only to Holdings for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of Holdings as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of Holdings cause to be published once, in The New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to Holdings.

     Section 8.7    Reinstatement.

     If the Trustee or Paying Agent is unable to apply any United States dollars or non-callable U.S. Government Obligations in accordance with Section 8.2 or 8.3, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then Holdings' obligations under this Indenture and the

Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.2 or 8.3 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 8.2 or 8.3, as the case may be; provided, however, that, if Holdings makes any payment of principal of, premium, if any, Additional Interest, if any, or interest on any Note following the reinstatement of its obligations, Holdings shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money held by the Trustee or Paying Agent.

          Section 8.8    Discharge.

          This Indenture will cease to be of further effect (except as to surviving rights of registration of transfer or exchange of the Notes as expressly provided for in this Indenture and the compensation and indemnification provisions relating to the Trustee) and the Trustee, at the expense of Holdings, will execute proper instruments acknowledging satisfaction and discharge of this Indenture when (a) either (i) all the Notes theretofore authenticated and delivered (other than destroyed, lost or stolen Notes which have been replaced or paid and Notes for whose payment money has been deposited in trust with the Trustee or any paying agent or segregated and held in trust by Holdings and thereafter repaid to Holdings or discharged from such trust as provided for in this Indenture) have been delivered to the Trustee for cancellation or (ii) all Notes not theretofore delivered to the Trustee for cancellation (x) have become due and payable, (y) will become due and payable at Stated Maturity within one year or (z) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of Holdings, and Holdings has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount sufficient to pay and discharge the entire Indebtedness on the Notes not theretofore delivered to the Trustee for cancellation, for principal of, premium, if any, Additional Interest, if any, and interest on the Notes to the date of such deposit (in the case of Notes which have become due and payable) or to the Stated Maturity or redemption date, as the case may be, (b) Holdings has paid or caused to be paid all sums payable under this Indenture by Holdings, and (c) Holdings has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided in this Indenture relating to the satisfaction and discharge of this Indenture have been complied with.

                                  ARTICLE IX

                       AMENDMENT, SUPPLEMENT AND WAIVER

          Section 9.1    Without Consent of Holders of Notes.

          Notwithstanding Section 9.2, the Company and the Trustee may (subject to Section 10.14) amend or supplement this Indenture or the Notes without notice to or the consent of any Holder of a Note: (a) to evidence the succession of another Person to the Company, a Guarantor or any other obligor on the Notes, and the assumption by any such successor of the covenants of the Company or such obligor or Guarantor in this Indenture and in the Notes and in any Note Guarantee in accordance with Article 5; (b) to add to the covenants of the Company, any Guarantor or any other obligor upon the Notes for the benefit of the Holders of the Notes or to surrender any right or power conferred upon the Company or any other obligor upon the Notes, as applicable, in this Indenture, in the Notes or in any Note Guarantee; (c) to cure any ambiguity, or to correct or supplement any provision in this Indenture, the Notes or any Note Guarantee which may be defective or inconsistent with any other provision in this Indenture, the Notes or any Note Guarantee or make any other provisions with respect to matters or questions arising under this Indenture, the Notes or any Note Guarantee; provided that, in each case, such provisions shall not adversely affect the interest of the Holders of the Notes; (d) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the TIA; (e) to add a Guarantor under this Indenture;
(f) to evidence and provide the acceptance of the appointment of a successor Trustee under this Indenture; (g) to mortgage, pledge, hypothecate or grant a security interest in favor of the Trustee for the benefit of the Holders of the Notes as additional security for the payment and performance of the Company's and any Guarantor's obligations under this Indenture, in any property, or assets, including any of which are required to be mortgaged, pledged or hypothecated, or in which a security is required to be granted to the Trustee pursuant to this Indenture or otherwise; or (h) to execute the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture.

          Upon the written request of the Company accompanied by a resolution of its Board of Directors authorizing the execution of any such amended or supplemental Indenture, and upon receipt by the Trustee of any of the documents requested by it pursuant to Section 7.2(b), the Trustee shall join with the Company and the Guarantors in the execution of such amended or supplemental Indenture and to make any further appropriate agreements and stipulations that may be therein contained, unless such amended or supplemental Indenture directly affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its judgment, but shall not be obligated to, enter into such amended or supplemental Indenture.

          Section 9.2    With Consent of Holders of Notes.

          Except as provided below in this Section 9.2 and in Section 10.14, the Company and the Trustee may amend or supplement this Indenture (including Sections 4.10 and 4.15) or the Notes and/or any Note Guarantees may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding voting as a single class (including, without limitation, consents obtained in connection with a purchase of, tender offer or exchange offer for, Notes), and, subject to Sections 6.4 and 6.7, any existing Default or Event of Default (other than a Default or Event of Default in the payment of the principal of, premium, if any, Additional Interest, if any, or interest on the Notes, except a payment default resulting from an acceleration that has been rescinded) or compliance with any provision of this Indenture, the Notes or the Note Guarantees may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes (including consents obtained in connection with a purchase of, tender offer or exchange offer for, Notes). Section 2.8 shall determine which Notes are considered to be "outstanding" for purposes of this Section 9.2.

          Upon the written request of the Company accompanied by a resolution of its Board of Directors authorizing the execution of any such amended or supplemental Indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Holders of Notes as aforesaid, and upon receipt by the Trustee of any document requested by it pursuant to
Section 7.2(b), the Trustee shall join with the Company and the Guarantors in the execution of such amended or supplemental Indenture and to make any further appropriate agreements and stipulations that may be therein contained, unless such amended or supplemental Indenture directly affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such amended or supplemental Indenture.

          It shall not be necessary for the consent of the Holders of Notes under this Section 9.2 to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

          After an amendment, supplement or waiver under this Section 9.2 becomes effective, the Company shall mail to the Holders of Notes affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of Holdings to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amended or supplemental Indenture or waiver. Subject to Sections 6.4 and 6.7, the Holders of a majority in aggregate principal amount of the Notes then outstanding voting as a single class may waive compliance in a particular instance by the Company and/or the Guarantors with any provision of this Indenture, the Notes or the Notes Guarantees. However, without the consent of each Holder affected, an amendment or waiver under this Section 9.2 may not (with respect to any Notes held by a non-consenting Holder):

          (a) change the Stated Maturity of the principal of, or any installment of interest on, any Note, or reduce the principal amount thereof, or premium, if any, or the rate of interest thereon or change the coin or currency in which the principal of any Note or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment after the Stated Maturity thereof (or, in the case of redemption, on or after the redemption date);
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                                                                              59

          (b) following the occurrence of an Asset Sale, amend, change or modify the obligation of Holdings to make and consummate an Excess Proceeds Offer with respect to any Asset Sale in accordance with Section 4.10, including amending, changing or modifying any definition relating thereto in any manner materially adverse to the Holders of the Notes affected thereby;

          (c) following the occurrence of a Change in Control, amend, change or modify the obligation of Holdings to make and consummate a Change in Control Offer in the event of a Change in Control in accordance with
     Section 4.15, including amending, changing or modifying any definition relating thereto in any manner materially adverse to the Holders of the Notes affected thereby;

          (d) reduce the percentage in principal amount of outstanding Notes, the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture;

          (e) modify any of the provisions relating to supplemental indentures requiring the consent of Holders or relating to the waiver of past defaults or relating to the waiver of certain covenants, except to increase the percentage of outstanding Notes required for such actions or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Note affected thereby; or

          (f) amend or modify any of the provisions of this Indenture relating to any Note Guarantee in any manner adverse to the Holders of the Notes.

          In addition, any amendment to, or waiver of, the provisions of Article 10 of this Indenture (including the related definitions) that adversely affects the rights of the Holders of the Notes will require the consent of the Holders of at least 66-2/3% in aggregate principal amount of the Notes then outstanding.

          Section 9.3    Revocation and Effect of Consents.

          Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Note is a continuing consent by the Holder of a Note and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. However, any such Holder of a Note or subsequent Holder of a Note may revoke the consent as to its Note if the Trustee receives written notice of revocation before the date the waiver, supplement or amendment becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Holder.

          Section 9.4 Notation on or Exchange of Notes.

          The Trustee may place an appropriate notation about an amendment, supplement or waiver on any Note thereafter authenticated. Holdings in exchange for all Notes may issue and the Trustee shall, upon receipt of an Authentication Order, authenticate new Notes that reflect the amendment, supplement or waiver.

          Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment, supplement or waiver.

          Section 9.5    Trustee to Sign Amendments, etc.

          The Trustee shall sign any amended or supplemental Indenture authorized pursuant to this Article 9 if the amendment or supplement does not in the judgment of the Trustee adversely affect the rights, duties, liabilities or immunities of the Trustee. The Company may not sign an amendment or supplemental Indenture until its Board of Directors approves it. In executing any amended or supplemental indenture, the Trustee shall be entitled to receive and (subject to Section 7.1) shall be fully protected in relying upon, in addition to the documents required by Section 12.4, an Officers' Certificate and an Opinion of Counsel stating that the execution of such amended or supplemental Indenture is authorized or permitted by this Indenture.

                                   ARTICLE X

                                 SUBORDINATION

          Section 10.1  Agreement to Subordinate.
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                                                                              60

          The Company agrees, and each Holder by accepting a Note agrees, that the Indebtedness, interest and other obligations of any kind evidenced by the Notes and this Indenture are subordinated in right of payment, to the extent and in the manner provided in this Article 10, to the prior payment in full in cash of all Senior Indebtedness (whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed), and that the subordination is for the benefit of the holders of Senior Indebtedness.

          Section 10.2  Liquidation; Dissolution; Bankruptcy.

          In the event of any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relating to the Company or to its assets, or any liquidation, dissolution or other winding-up of the Company, whether voluntary or involuntary, or any assignment for the benefit of creditors or other marshaling of assets or liabilities of the Company (except in connection with the consolidation or merger of the Company or its liquidation or dissolution following the conveyance, transfer or lease of its properties and assets substantially as an entirety upon the terms and conditions described in
Article 5), the holders of Senior Indebtedness will be entitled to receive payment in full in cash or Cash Equivalents of all Senior Indebtedness, or provision shall be made for such payment in full, before the Holders of Notes will be entitled to receive any payment or distribution of any kind or character (other than any payment or distribution in the form of equity securities or subordinated securities of the Company or any successor obligor that, in the case of any such subordinated securities, are subordinated in right of payment to all Senior Indebtedness that may at the time be outstanding to at least the same extent as the Notes are so subordinated (such equity securities or subordinated securities hereinafter being "Permitted Junior Securities") and any payment made pursuant to the provisions described in Article 8 from monies or U.S. Government Obligations previously deposited with the Trustee) on account of principal of, or premium, if any, or Additional Interest, if any, or interest on the Notes; and any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than a payment or distribution in the form of Permitted Junior Securities and payments made pursuant to the provisions described in Article 8 from monies or U.S. Government Obligations previously deposited with the Trustee), by set-off or otherwise, to which the Holders of the Notes or the Trustee would be entitled but for the provisions of this Article 10 shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their representative or representatives ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

          Section 10.3  Default on Designated Senior Indebtedness.

          (a) No payment or distribution of any assets of the Company of any kind or character, whether in cash, property or securities (other than Permitted Junior Securities and payments made pursuant to the provisions described in
Article 8 from monies or U.S. Government Obligations previously deposited with the Trustee), may be made by or on behalf of Holdings on account of principal of, premium, if any, Additional Interest, if any, or interest on the Notes or on account of the purchase, redemption or other acquisition of Notes upon the occurrence of any default in payment (whether at Stated Maturity, upon scheduled installment, by acceleration or otherwise) of principal of, premium, if any, or interest on Designated Senior Indebtedness (a "Payment Default") until such Payment Default shall have been cured or waived in writing or shall have ceased to exist or such Designated Senior Indebtedness shall have been discharged or paid in full in cash or Cash Equivalents.

          (b) No payment or distribution of any assets of the Company of any kind or character, whether in cash, property or securities (other than Permitted Junior Securities and payments made pursuant to the provisions described in
Article 8 from monies or U.S. Government Obligations previously deposited with the Trustee), may be made by or on behalf of Holdings on account of principal of, premium, if any, Additional Interest, if any, or interest on the Notes or on account of the purchase, redemption or other acquisition of Notes for the period
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                                                                              61

specified below (a "Payment Blockage Period") upon the occurrence of any default or event of default with respect to any Designated Senior Indebtedness other than any Payment Default pursuant to which the maturity thereof may be accelerated (a "Non-Payment Default") and receipt by the Trustee of written notice thereof from the trustee or other representative of holders of Designated Senior Indebtedness.

          The Payment Blockage Period will commence upon the date of receipt by the Trustee of written notice from the trustee or such other representative of the holders of the Designated Senior Indebtedness in respect of which the Non-Payment Default exists and shall end on the earliest of:

          (i) 179 days thereafter (provided that any Designated Senior Indebtedness as to which notice was given shall not theretofore have been accelerated);

          (ii) the date on which such Non-Payment Default is cured, waived or ceases to exist;

          (iii) the date on which such Designated Senior Indebtedness is discharged or paid in full in cash or Cash Equivalents; or

          (iv) the date on which such Payment Blockage Period shall have been terminated by written notice to the Trustee or the Company from the trustee or such other representative initiating such Payment Blockage Period, after which the Company will resume making any and all required payments in respect of the Notes, including any missed payments, unless the holders of the Designated Senior Indebtedness or their representatives have accelerated the maturity of such Designated Senior Indebtedness. In any event, not more than one Payment Blockage Period may be commenced during any period of 360 consecutive days. No event of default that existed or was continuing on the date of the commencement of any Payment Blockage Period will be, or can be made, the basis for the commencement of a subsequent Payment Blockage Period, unless such default has been cured or waived for a period of not less than 90 consecutive days subsequent to the commencement of such initial Payment Blockage Period.

          Section 10.4  Acceleration of Securities.

          If payment of the Notes is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Indebtedness of the acceleration.

          Section 10.5  When Distribution Must Be Paid Over.

          In the event that, notwithstanding the provisions of Section 10.3, any payment shall be made to the Trustee (and not paid over to the Holders of the Notes) which is prohibited by such provisions, then and in such event such payment shall be paid over and delivered by such Trustee to the trustee or any other representative of holders of Designated Senior Indebtedness, as their interest may appear, for application to Designated Senior Indebtedness.

          With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform only such obligations on the part of the Trustee as are specifically set forth in this Article 10, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness, and shall not be liable to any such holders if the Trustee shall pay over or distribute to or on behalf of Holders or the Company or any other Person money or assets to which any holders of Senior Indebtedness shall be entitled by virtue of this Article 10, except if such payment is made as a result of the willful misconduct or gross negligence of the Trustee.

          Section 10.6 Notice by the Company.

          The Company shall promptly notify the Trustee and the Paying Agent of any facts known to the Company that would cause a payment of any obligations with respect to the Notes to violate this Article 10, but failure to give such notice shall not affect the subordination of the Notes to the Senior Indebtedness as provided in this Article 10.

          Section 10.7  Subrogation.

          After all Senior Indebtedness is paid in full in cash and until the Notes are paid in full, Holders of Notes shall be subrogated (equally and ratably with all other Indebtedness pari passu with the Notes) to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to the Holders
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                                                                              62

of Notes have been applied to the payment of Senior Indebtedness. A distribution made under this Article 10 to holders of Senior Indebtedness that otherwise would have been made to Holders of Notes is not, as between Holdings and Holders, a payment by the Company on the Notes.

          Section 10.8  Relative Rights.

          This Article 10 defines the relative rights of Holders of Notes and holders of Senior Indebtedness. Nothing in this Indenture shall: (i) impair, as between the Company and Holders of Notes, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest on the Notes in accordance with their terms; (ii) affect the relative rights of Holders of Notes and creditors of Holdings other than their rights in relation to holders of Senior Indebtedness; or (iii) prevent the Trustee or any Holder of Notes from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders and owners of Senior Indebtedness to receive distributions and payments otherwise payable to Holders of Notes. If the Company fails because of this Article 10 to pay principal of or interest on a Note on the due date, the failure is still a Default or Event of Default.

          Section 10.9  Subordination May Not Be Impaired by the Company.

          No right of any holder of Senior Indebtedness to enforce the subordination of the Indebtedness evidenced by the Notes shall be impaired by any act or failure to act by the Company or any Holder or by the failure of the Company or any Holder to comply with this Indenture.

          The Trustee and Holders agree that they will not challenge the validity, enforceability or perfection of any Senior Indebtedness or the liens, guarantees and security interests securing the same and that as between the holders of the Senior Indebtedness on the one hand and the Trustee and Holders on the other, the terms hereof shall govern even if all or part of the Senior Indebtedness or such liens and security interests are voided, disallowed, subordinated, set aside or otherwise invalidated in any judicial proceeding or otherwise, regardless of the theory upon which such action is premised.

          Without in any way limiting the generality of this Section 10.9, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders, without incurring responsibility to the Trustee or the Holders and without impairing or releasing the subordination provided in this Article 10 or the obligations hereunder of the Holders to the holders of Senior Indebtedness, do any one or more of the following: (a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, the Senior Credit Agreement or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding or secured; (b) sell, exchange, release, foreclose against or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (c) release any Person liable in any manner for the collection of Senior Indebtedness; and (d) exercise or refrain from exercising any rights against the Company, any Subsidiary thereof or any other Person.

          Section 10.10  Distribution or Notice to Representative.

          Whenever a distribution is to be made or a notice given to holders of any Senior Indebtedness, the distribution may be made and the notice given to their representative.

          Upon any payment or distribution of assets of the Company referred to in this Article 10, the Trustee and the Holders of Notes shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such representative(s) or of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Holders of Notes for the purpose of ascertaining the Persons entitled to participate in such distribution, all holders of the Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this
Article 10.

          Section 10.11  Rights of Trustee and Paying Agent.

          Notwithstanding the provisions of this Article 10 or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment or distribution by the Trustee, and the Trustee and the Paying Agent may continue to make payments on the Notes, unless a Responsible Officer of the Trustee shall have received at its Corporate Trust Office at least three Business Days prior to the
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                                                                              63

date of such payment written notice of facts that would cause the payment of any obligations with respect to the Notes to violate this Article 10. Only the Company or a representative may give the notice. Nothing in this Article 10 shall impair the claims of, or payments to, the Trustee under or pursuant to
Section 7.7.

          The Trustee in its individual or any other capacity may hold Senior Indebtedness with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

          Section 10.12  Authorization to Effect Subordination.

          Each Holder of Notes, by the Holder's acceptance thereof, authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this
Article 10 and the subordination of the Note Guarantees as provided in Section 11.2, and appoints the Trustee to act as such Holder's attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding up, liquidation or reorganization of Holdings or any Subsidiary (whether in bankruptcy, insolvency, receivership, reorganization or similar proceedings or upon an assignment for the benefit of creditors or otherwise), the filing of a claim for the unpaid balance of its Notes in the form required in those proceedings. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in Section 6.9 at least 30 days before the expiration of the time to file such claim, the representatives are hereby authorized to file an appropriate claim for and on behalf of the Holders of the Notes.

          Section 10.13  Amendments.

          The provisions of this Article 10 or Section 11.2 (including, without limitation, any definitions or other sections included by reference or incorporation or the terms and conditions of the Note Guarantees) shall not be amended or modified without the written consent of the holders of all Senior Indebtedness.

                                  ARTICLE XI

                                NOTE GUARANTEES

          Section 11.1  Guarantee.

          Subject to this Article 11, each of the Guarantors hereby, jointly and severally, unconditionally guarantees to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Notes or the obligations of the Company hereunder or thereunder, that: (a) the principal of, premium, if any, Additional Interest, if any, and interest on the Notes will be promptly paid by the Company in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of, premium, if any, Additional Interest, if any, and interest on the Notes, if any, if lawful, and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder will be promptly paid by the Company in full or performed by the Company, all in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that same will be promptly paid by the Company in full when due or performed by the Company in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due by the Company of any amount so guaranteed or any performance so guaranteed which failure continues for three days after demand therefor is made to the Company for whatever reason, the Guarantors shall be jointly and severally obligated to pay the same immediately. Each Guarantor agrees that this is a guarantee of payment and not a guarantee of collection.

          The Guarantors hereby agree that their obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any provisions hereof or thereof, the recovery of any judgment against Holdings, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor. Each Guarantor hereby waives diligence, presentment, demand of payment (except as specifically provided in the preceding paragraph),
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                                                                              64

filing of claims with a court in the event of insolvency or bankruptcy of Holdings, any right to require a proceeding first against Holdings, protest, notice and all demands (except as specifically provided in the preceding paragraph) whatsoever and covenant that this Note Guarantee shall not be discharged except by complete performance of the obligations contained in the Notes and this Indenture.

          If any Holder or the Trustee is required by any court or otherwise to return to the Company, the Guarantors or any custodian, trustee, liquidator or other similar official acting in relation to either the Company or the Guarantors, any amount paid by either to the Trustee or such Holder, this Note Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.

          Each Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. Each Guarantor further agrees that, as between the Guarantors, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 6 hereof for the purposes of this Note Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such obligations as provided in Article 6 hereof, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of this Note Guarantee, failing payment when due by the Company which failure continues for three days after demand therefor is made to the Company. The Guarantors shall have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Holders under the Guarantee.

          Section 11.2  Subordination of Note Guarantee.

          The Obligations of each Guarantor under its Note Guarantee pursuant to this Article 11 shall be junior and subordinated to the prior payment in full in cash of the Senior Indebtedness of such Guarantor on the same basis as the Notes are junior and subordinated to Senior Indebtedness of Holdings. For the purposes of the foregoing sentence, the Trustee and the Holders shall have the right to receive and/or retain payments by any of the Guarantors only at such times as they may receive and/or retain payments in respect of the Notes pursuant to this Indenture, including Article 10 hereof.

          Section 11.3  Limitation on Guarantor Liability.

          Each Guarantor, and by its acceptance of Notes, each Holder, hereby confirms that it is the intention of all such parties that the Note Guarantee of such Guarantor not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable to any Note Guarantee. To effectuate the foregoing intention, the Trustee, the Holders and the Guarantors hereby irrevocably agree that the obligations of such Guarantor under its Note Guarantee and this Article 11 shall be limited to the maximum amount as will, after giving effect to such maximum amount and all other contingent and fixed liabilities of such Guarantor that are relevant under such laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under this Article 11, result in the obligations of such Guarantor under its Note Guarantee not constituting a fraudulent transfer or conveyance.

          Section 11.4  Execution and Delivery of Note Guarantee.

          To evidence the Note Guarantees set forth in Section 11.1, Holdings hereby agrees to cause a notation of such Note Guarantee substantially in the form of Exhibit E to be endorsed by manual or facsimile signature by an Officer of each Guarantor on each Note authenticated and delivered by the Trustee and that a supplemental indenture shall be executed on behalf of each Guarantor by its President, Executive or Senior Vice President, Treasurer or one of its Vice Presidents. Holdings shall cause all future Guarantors to execute a Supplemental Indenture substantially in the form of Exhibit F (or, in the case of the initial Guarantors, Exhibit I).

          Each Guarantor hereby agrees that its Note Guarantee set forth in
Section 11.1 shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Note Guarantee.

          If an Officer whose signature is on any Supplemental Indenture or on the Note
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                                                                              65


Guarantee no longer holds that office at the time the Trustee authenticates the Note on which a Note Guarantee is endorsed, the Note Guarantee shall be valid and obligatory nevertheless.

          The delivery of any Note by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Note Guarantee set forth in this Indenture on behalf of the Guarantors.

          In the event that Holdings creates or acquires any new Subsidiaries subsequent to the date of this Indenture, if required by Section 4.16 hereof Holdings shall cause such Subsidiaries to execute supplemental indentures to this Indenture and Note Guarantees in accordance with Section 4.16 and this
Article 11, to the extent applicable; provided that all Subsidiaries that have properly been designated as Unrestricted Subsidiaries in accordance with this Indenture (a) will not be subject to the requirements of Section 4.16 and (b) be released from all obligations under any Note Guarantee, in each case for so long as they continue to constitute Unrestricted Subsidiaries.

          Section 11.5  Releases Following Sale of Assets or Capital Stock.

          The Note Guarantee of a Guarantor will be released:

          (a) in connection with any sale or other disposition of all or substantially all of the assets of such Guarantor (including by way of merger or consolidation), if Holdings applies the Excess Proceeds of that sale or other disposition in accordance with the applicable provisions of this Indenture, including, without limitation, Section 4.10 or Article 10; or

          (b) in connection with any sale of all of the Capital Stock of a Guarantor to any Person that is not an Affiliate of Holdings, if Holdings applies the Excess Proceeds of that sale in accordance with the applicable provisions of this Indenture, including, without limitation, Section 4.10 or Article 10; or

          (c) if Holdings designates any Restricted Subsidiary that is a Guarantor as an Unrestricted Subsidiary in accordance with this Indenture.

          The Trustee will provide any written confirmation or evidence of the termination of such Note Guarantee as reasonably required by the representative.

          Any Guarantor not released from its obligations under its Note Guarantee shall remain liable for the full amount of principal of and interest on the Notes and for the other obligations of any Guarantor under this Indenture as provided in this Article 11.

                                  ARTICLE XII

                                 MISCELLANEOUS

          Section 12.1  Trust Indenture Act Controls.

          If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by TIA ss. 318(c), the imposed duties shall control.

          Section 12.2  Notices.

          Any notice or communication by the Company, any Guarantor or the Trustee to the others is duly given if in writing and delivered in person or mailed by first class mail (registered or certified, return receipt requested), or sent by telecopier or overnight courier guaranteeing next day delivery, to the other's address.

          If to the Company and/or any Guarantor:

               Triad Hospitals Holdings, Inc.
               13455 Noel Road, 20th Floor
               Dallas, Texas  75240
               Telecopier No.:  (972) 663-3945
               Attention:  Chief Financial Officer

          With a copy to:

               Dewey Ballantine LLP
               1301 Avenue of the Americas
               New York, New York  10019
               Telecopier No.:  (212) 259-6333
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                                                                              66

               Attention:  Morton A. Pierce, Esq.

          If to the Trustee:

               Citibank N.A.
               111 Wall Street, 5th Floor
               New York, New York  10043
               Telecopier No.: (212) 657-3862
               Attention: Global Agency & Trust Services
               Re:  Triad Hospitals Holdings, Inc.

          The Company, any Guarantor or the Trustee, by notice to the others may designate additional or different addresses for subsequent notices or communications.

          All notices and communications (other than those sent to Holders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

          Any notice or communication to a Holder shall be mailed by first class mail, or by overnight air courier guaranteeing next day delivery to its address shown on the register kept by the Registrar. Any notice or communication shall also be so mailed to any Person described in TIA ss. 313(c), to the extent required by the TIA. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

          If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

          If the Company mails a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

          Section 12.3 Communication by Holders of Notes with Other Holders of Notes.

          Holders may communicate pursuant to TIA ss. 312(b) with other Holders with respect to their rights under this Indenture or the Notes. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA ss. 312(c).

          Section 12.4  Certificate and Opinion as to Conditions Precedent.

          Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

          (a) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 12.5) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been satisfied; and

          (b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 12.5) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been satisfied.

          Section 12.5  Statements Required in Certificate or Opinion.

          Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA ss. 314(a)(4)) shall comply with the provisions of TIA ss. 314(e) and shall include:

          (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

          (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied.

          Section 12.6  Rules by Trustee and Agents.

          The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

          Section 12.7 No Personal Liability of Directors, Officers, Employees and Stockholders.

          No director, officer, employee, incorporator or stockholder of the Company or any Guarantor, as such, shall have any liability for any obligations of the Company or such Guarantor under the Notes, this Indenture, the Note Guarantees, the Registration Rights Agreement or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

          Section 12.8  Governing Law.

          THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS INDENTURE, THE NOTES AND THE NOTE GUARANTEES.

          Section 12.9  No Adverse Interpretation of Other Agreements.

          This Indenture may not be used to interpret any other indenture, loan or debt agreement of Holdings or its Subsidiaries or of any other Person. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

          Section 12.10  Successors.

          All agreements of the Company in this Indenture and the Notes shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

          Section 12.11  Severability.

          In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 12.12  Counterpart Originals; Acceptance by Trustee.

          The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. The Trustee hereby accepts the trusts in this Indenture declared or provided, upon the terms and conditions hereinabove set forth.

          Section 12.13  Table of Contents, Headings, etc.

          The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

                        [Signatures on following page]

                                  SIGNATURES

Dated as of May 11, 1999
                                        HEALTHTRUST, INC.--THE HOSPITAL
                                        COMPANY



                                        By:  /s/  R. Milton Johnson
                                           -------------------------------------
                                        Name:  R. Milton Johnson
                                        Title: Vice President





                                        CITIBANK N.A.
                                        as Trustee



                                        By:  /s/  Wafaa Orfy
                                           -------------------------------------
                                        Name:   Wafaa Orfy
                                        Title:  Senior Trust Office

          THIS FIRST SUPPLEMENTAL INDENTURE, dated as of May 11, 1999 (this "First Supplemental Indenture"), is by and among Healthtrust, Inc.--The Hospital Company, a Delaware corporation (the "Company"), Triad Hospitals, Inc., a Delaware corporation ("Triad"), and Citibank N.A., as trustee (the "Trustee").

                              W I T N E S S E T H

          WHEREAS, the Company and the Trustee are parties to an indenture dated as May 11, 1999 (as amended, the "Indenture"), providing for the issuance of an aggregate principal amount of up to $425,000,000 of 11% Senior Subordinated Notes due 2009 (the "Notes");

          WHEREAS, the Indenture provides that upon the Company transferring the Pacific Group assets to Triad, the Company will cause Triad to assume, by a supplemental indenture the Company's obligation for the due and punctual payment of the principal of, premium, if any, Additional Interest, if any, and interest on all the Notes and the performance and observance of every covenant of the Indenture on the part of the Company to be performed or observed; and

          WHEREAS, pursuant to Section 9.1 of the Indenture, the Trustee is authorized to execute and deliver this First Supplemental Indenture.

          NOW, THEREFORE, or and in consideration of the foregoing premises, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

          1.   Capitalized Terms.  Capitalized terms used herein without
               -----------------
definition shall have the meanings assigned to them in the Indenture.

          2.   Assumption by Triad.  Triad hereby assumes the due and punctual
               -------------------
payment of the principal of, premium, if any, Additional Interest, if any, and interest, on all outstanding Notes issued pursuant to the Indenture and the performance of every obligation and covenant set forth in the Indenture to be performed or observed on the part of the Company or Triad. Triad is hereby substituted for, and may exercise every right and power of, the Company under the Indenture with the same effect as if Triad had been named as the Company in the Indenture, and Triad is a successor corporation under the Indenture.

          3.   Release of the Company.  Upon the Pacific Group assets being
               ----------------------
validly transferred to Triad, the execution and delivery of this First Supplemental Indenture by the Company, Triad and the Trustee and the execution and delivery of the Triad Assumption Agreement to the Registration Rights Agreement by the Company and Triad, the Company will be fully, unconditionally and irrevocably released from all liabilities, obligations and covenants under the Indenture and the outstanding Notes.

          4.   Notation on Notes.  Notes authenticated and delivered after the
               -----------------
date hereof may bear the following notation, which may be stamped or imprinted thereon:

     "In connection with the transfer by Healthtrust, Inc.--The Hospital Company (the "Healthtrust") of the Pacific Group assets to Triad Hospitals, Inc. ("Triad") and pursuant to the First Supplemental Indenture dated as of May 11, 1999, Triad has assumed the due and punctual payment of the principal of, premium, if any, Additional Interest, if any, and interest, on this Note and the performance of every obligation and covenant of the Indenture on the part of Healthtrust or Triad to be performed or observed and Healthtrust has been fully, unconditionally and irrevocably released from all obligations hereunder."

          5.   Notices.  For purposes of Section 12.2 of the Indenture, the
               -------
address for notices to Triad shall be:


                          Triad Hospitals, Inc.
                          13455 Noel Road, 20th Floor
                          Dallas, Texas  75240
                          Attention:  General Counsel

          6.   New York Law to Govern.  THE INTERNAL LAW OF THE STATE OF NEW
               ----------------------
YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS FIRST SUPPLEMENTAL INDENTURE.

          7.   Counterparts.  The parties may sign any number of copies of this
               ------------
First Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

          8.   Effect of Headings.  The Section headings herein are for
               ------------------
convenience only and shall not affect the construction hereof.

          9.   The Trustee.  The Trustee shall not be responsible in any manner
               -----------
whatsoever for or in respect of the validity or sufficiency of this First Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Company and Triad.

          IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed and attested, all as of the date first above written.

                                        HEALTHTRUST, INC.--THE HOSPITAL COMPANY


                                        By: /s/ R. Milton Johnson
                                           -------------------------------------
                                        Name: R. Milton Johnson
                                        Title:  Vice President


                                        TRIAD HOSPITALS, INC.


                                        By: /s/ Donald P. Fay
                                           -------------------------------------
                                        Name:  Donald P. Fay
                                        Title:   Executive Vice President


                                        CITIBANK N.A.


                                        By:  /s/  Wafaa Orfy
                                           -------------------------------------
                                        Name:  Wafaa Orfy
                                        Title: Senior Trust Officer

          THIS SECOND SUPPLEMENTAL INDENTURE, dated as of May 11, 1999 (this "Second Supplemental Indenture") is by and among Triad Hospitals, Inc., a Delaware corporation ("Triad"), Triad Hospitals Holdings, Inc., a Delaware corporation ("Holdings"), and Citibank N.A., as trustee (the "Trustee").

                              W I T N E S S E T H

          WHEREAS, Healthtrust, Inc.--The Hospital Company, a Delaware corporation ("Healthtrust"), and the Trustee are parties to an indenture dated as May 11, 1999 (as amended, the "Indenture"), providing for the issuance of an aggregate principal amount of up to $425,000,000 of 11% Senior Subordinated Notes due 2009 (the "Notes");

          WHEREAS, pursuant to the First Supplemental Indenture, dated as of May 11, 1999, to the Indenture, Triad assumed all of the obligations of Healthtrust under the Indenture and the Notes;

          WHEREAS, the Indenture provides that upon Triad transferring substantially all of its assets to Holdings, Triad will cause Holdings to assume, by a supplemental indenture Triad's obligation for the due and punctual payment of the principal of, premium, if any, Additional Interest, if any, and interest on all the Notes and the performance and observance of every covenant of this Indenture on the part of Triad to be performed or observed; and

          WHEREAS, pursuant to Section 9.1 of the Indenture, the Trustee is authorized to execute and deliver this Second Supplemental Indenture.

          NOW, THEREFORE, for and in consideration of the foregoing premises, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

          1.   Capitalized Terms.  Capitalized terms used herein without
               -----------------
definition shall have the meanings assigned to them in the Indenture.

          2.   Assumption by Holdings.  Holdings hereby assumes the due and
               ----------------------
punctual payment of the principal of, premium, if any, Additional Interest, if any, and interest, on all outstanding Notes issued pursuant to the Indenture and the performance of every obligation and covenant set forth in the Indenture to be performed or observed on the part of the Company or Holdings. Holdings is hereby substituted for, and may exercise every right and power of, the Company under the Indenture with the same effect as if Holdings had been named as the Company in the Indenture, and Holdings is a successor corporation under the Indenture.

          3.   Release of Triad.  Upon the Pacific Group assets being validly
               ----------------
transferred to Holdings, the execution and delivery of this Second Supplemental Indenture by Triad, Holdings and the Trustee and the execution and delivery of the

Holdings Assumption Agreement to the Registration Rights Agreement by Triad and Holdings, Triad will be fully, unconditionally and irrevocably released from all liabilities, obligations and covenants under the Indenture and the outstanding Notes.

               4.   Notation on Notes. Notes authenticated and delivered after
                    -----------------
the date hereof may bear the following notation, which may be stamped or imprinted thereon:

                    "In connection with the transfer by Triad Hospitals, Inc.
               (the "Company") of the Pacific Group assets to Triad Hospitals Holdings, Inc. ("Holdings") and pursuant to the Second Supplemental Indenture dated as of May 11, 1999, Holdings has assumed the due and punctual payment of the principal of, premium, if any, Additional Interest, if any, and interest, on this Note and the performance of every obligation and covenant of the Indenture on the part of the Company or Holdings to be performed or observed and Triad has been fully, unconditionally and irrevocably released from all obligations hereunder."

               5.   Notices. For purposes of Section 12.2 of the Indenture, the
                    -------
address for notices to Holdings shall be:

                             Triad Hospitals Holdings, Inc.
                             13455 Noel Road, 20th Floor
                             Dallas, Texas 75240
                             Attention:  General Counsel

               6.   New York Law to Govern. THE INTERNAL LAW OF THE STATE OF NEW
                    ----------------------
YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SECOND SUPPLEMENTAL INDENTURE.

               7.   Counterparts. The parties may sign any number of copies of
                    ------------
this Second Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

               8.   Effect of Headings. The Section headings herein are for
                    ------------------
convenience only and shall not affect the construction hereof.

               9.   The Trustee. The Trustee shall not be responsible in any
                    -----------
manner whatsoever for or in respect of the validity, legality or sufficiency of this Second Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Company and Holdings.

               IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed and attested, all as of the date first above written.


                                        TRIAD HOSPITALS, INC.


                                        By: /s/ Donald P. Fay
                                           -------------------
                                        Name:   Donald P. Fay
                                        Title: Executive Vice President


                                        TRIAD HOSPITALS HOLDINGS, INC.


                                        By: /s/ Donald P. Fay
                                           ------------------
                                        Name:   Donald P. Fay
                                        Title: Executive Vice President


                                        CITIBANK N.A.


                                        By: /s/ Wafaa Orfy
                                           ---------------
                                        Name:   Wafaa Orfy
                                        Title: Senior Trust Officer

              THIS THIRD SUPPLEMENTAL INDENTURE (this "Third Supplemental Indenture"), dated as of May 11, 1999, is by and among the parties identified as a Guarantor on the signature pages hereto (each, a "Guaranteeing Subsidiary" and collectively, the "Guaranteeing Subsidiaries"), each a subsidiary of Triad Hospitals Holdings, Inc. (or its permitted successor), a Delaware corporation ("Holdings"), Holdings and Citibank N.A., as trustee under the indenture referred to below (the "Trustee").

                              W I T N E S S E T H

               WHEREAS, Healthtrust, Inc.--The Hospital Company, a Delaware corporation ("Healthtrust"), has heretofore executed and delivered to the Trustee the indenture (as amended, the "Indenture"), dated as of May 11, 1999 providing for the issuance of an aggregate principal amount of up to $425,000,000 of 11% Senior Subordinated Notes due 2009 (the "Notes");

               WHEREAS, Triad Hospitals, Inc., a Delaware corporation ("Triad"), has assumed all of the obligations of Healthtrust under the Indenture and the Notes pursuant to the First Supplemental Indenture dated as of May 11, 1999;

               WHEREAS, Holdings has assumed all of the obligations of Triad under the Indenture and the Notes pursuant to the Second Supplemental Indenture dated as of May 11, 1999;

               WHEREAS, the Indenture provides that, following the contribution by Holdings of certain assets to its direct, wholly-owned subsidiary, Triad Holdings II, LLC and the contribution by Triad Holdings II, LLC of certain of its assets to its direct, wholly-owned subsidiary, Triad Holdings III, Inc. and immediately prior to the Spin-Off Distribution, the Guaranteeing Subsidiaries shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiaries shall unconditionally guarantee all of Holdings' obligations under the Notes and the Indenture on the terms and conditions set forth herein (the "Note Guarantee"); and

               WHEREAS, pursuant to Section 9.1 of the Indenture, the Trustee is authorized to execute and deliver this Third Supplemental Indenture.

               NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiaries and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

               1.   Capitalized Terms. Capitalized terms used herein without
                    -----------------
definition shall have the meanings assigned to them in the Indenture.

               2.   Agreement to Guarantee. Each of the Guaranteeing
                    ----------------------
Subsidiaries hereby agrees as follows:

                    (a) To jointly and severally Guarantee to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of the Indenture, the Notes or the obligations of Holdings hereunder or thereunder, that:

                         (i) the principal of and interest on the Notes will be promptly paid by the Company in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the Notes, if any, if lawful, and all other obligations of Holdings to the Holders or the Trustee hereunder or thereunder will be promptly paid by the Company in full or performed by the Company, all in accordance with the terms hereof and thereof; and

                         (ii) in case of any extension of time of payment or
                              renewal of any Notes or any of such other obligations, that same will be promptly paid by the Company in full when due or performed by the Company, in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

                         Failing payment when due by the Company of any amount so guaranteed or any performance so guaranteed which failure continues for three days after demand therefor is made to the Company for whatever reason, the Guarantors shall be jointly and severally obligated to pay the same immediately.

                    (b) The obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes or the Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any provisions hereof or thereof, the recovery of any judgment against Holdings, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor.

                    (c) The following is hereby waived: diligence, presentment, demand of payment (except as specifically provided in (a) above), filing of claims with a court in the event of insolvency or bankruptcy of Holdings, any right to require a proceeding first against Holdings, protest, notice and all demands (except as specifically provided in (a) above) whatsoever.

                    (d) This Note Guarantee shall not be discharged except (i) by complete performance of the obligations contained in the Notes and the Indenture or (ii) as provided in
                         Section 5 hereof.

               (e) If any Holder or the Trustee is required by any court or otherwise to return to Holdings, the Guarantors, or any Custodian, Trustee, liquidator or other similar official acting in relation to either Holdings or the Guarantors, any amount paid by either to the Trustee or such Holder, this Note Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.

               (f) The Guaranteeing Subsidiaries shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby.

               (g) As between the Guarantors, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 6 of the Indenture for the purposes of this Note Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such obligations as provided in Article 6 of the Indenture, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of this Note Guarantee, failing payment when due by the Company which failure continues for three days after demand therefor is made to the Company.

               (h) The Guarantors shall have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Holders under the Note Guarantee.

               (i) The obligations hereunder shall be subject to the subordination provisions set forth in Article 10 of the Indenture.

               3.   Execution and Delivery. Each Guaranteeing Subsidiary agrees
                    ----------------------
that the Note Guarantees shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Note Guarantee.

               4.   Guaranteeing Subsidiaries May Consolidate, Etc. on Certain
                    ----------------------------------------------------------
Terms. The Guaranteeing Subsidiaries may not sell or otherwise dispose of all or
-----
substantially all of their assets, or consolidate with or merge with or into (whether or not such Guarantors are the surviving Person) another corporation, Person or entity whether or not affiliated with such Guarantors except in accordance with the provisions set forth in the Indenture, including, without limitation, Section 5.1 of the Indenture.

               5.   Releases. The Note Guarantee of the Guaranteeing
                    --------
Subsidiaries will be released in accordance with the provisions set forth in the Indenture, including, without limitation, Section 11.5 of the Indenture. The Trustee will provide any written confirmation or evidence of the termination of such Note Guarantee as reasonably required by the Company. Any Guarantor not released from its obligations under its Note Guarantee shall remain liable for the full amount of principal of and interest on the Notes and for the other obligations of any Guarantor under the Indenture as provided in Article 11 of the Indenture.

               6.   No Recourse Against Others. No director, officer, employee,
                    --------------------------
incorporator, stockholder or agent of each Guaranteeing Subsidiary, as such, shall have any liability for any obligations of Holdings or any Guaranteeing Subsidiaries under the Notes, the Indenture, any Note Guarantees or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. Such waiver may not be effective to waive liabilities under the federal securities laws.

               7.   New York Law to Govern. THE INTERNAL LAW OF THE STATE OF NEW
                    ----------------------
YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE.

               8.   Counterparts. The parties may sign any number of copies of
                    ------------
this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

               9.   Effect of Headings. The Section headings herein are for
                    ------------------
convenience only and shall not affect the construction hereof.

               10. The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity, legality or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiary and Holdings.

               IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

Dated: May 11, 1999

                                        ALICE HOSPITAL, LLC, as guarantor

                                        By:   APS MEDICAL, LLC


                                        By:   /s/ Donald P. Fay
                                              ------------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        ALICE SURGEONS, LLC, as guarantor

                                        By:   APS MEDICAL, LLC


                                        By:   /s/ Donald P. Fay
                                              ------------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        THE SURGICAL HOSPITAL OF
                                        AMARILLO, LTD., as guarantor

                                        By:   GENERAL PARTNER:

                                              SURGICARE OF AMARILLO, INC.


                                        By:   /s/ Donald P. Fay
                                              ------------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        APS MEDICAL, LLC, as guarantor

                                        By:   TRIAD HOSPITALS HOLDINGS, INC.


                                        By:   /s/ Donald P. Fay
                                              ------------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President

                                        ARIZONA ASC MANAGEMENT, INC.,
                                        as guarantor


                                        By:   /s/ Donald P. Fay
                                              ------------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        ARIZONA MEDCO, LLC, as guarantor

                                        By:   TRIAD HOSPITALS HOLDINGS, INC.


                                        By:   /s/ Donald P. Fay
                                              ------------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        BEAUCO, LLC, as guarantor

                                        By:   TRIAD HOSPITALS HOLDINGS, INC.


                                        By:   /s/ Donald P. Fay
                                              ------------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        BEAUMONT MEDICAL CENTER, L.P.,
                                        as guarantor

                                        By:   GENERAL PARTNER:

                                              BEAUMONT REGIONAL, LLC


                                        By:   /s/  Donald P. Fay
                                              ------------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        BEAUMONT REGIONAL, LLC, as guarantor

                                        By:   BEAUCO, LLC


                                        By:   /s/  Donald P. Fay
                                              ------------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President

                                        BRAZOS MEDCO, LLC, as guarantor

                                        By:   TRIAD HOSPITALS HOLDINGS, INC.


                                        By:   /s/ Donald P. Fay
                                              ------------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        BRAZOS REGIONAL INTEGRATED DELIVERY
                                        GROUP, as guarantor


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        BRAZOS VALLEY OF TEXAS, L.P., as
                                        guarantor

                                        By:   GENERAL PARTNER:

                                        BRAZOS VALLEY SURGICAL CENTER, LLC


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        BRAZOS VALLEY SURGICAL CENTER, LLC,
                                        as guarantor

                                        By:   BRAZOS MEDCO, LLC


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        BROWNWOOD HOSPITAL, L.P., as guarantor

                                        By:   GENERAL PARTNER:

                                        BROWNWOOD MEDICAL CENTER, LLC


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President

                                        BROWNWOOD MEDICAL CENTER, LLC,
                                        as guarantor

                                        By:   SOUTHERN TEXAS MEDICAL CENTER, LLC

                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        BVSC, LLC, as guarantor

                                        By:   BRAZOS MEDCO, LLC


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        CARLSBAD MEDICAL CENTER, LLC,
                                        as guarantor

                                        By:   TRIAD HOSPITALS HOLDINGS, INC.


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        CLAREMORE PHYSICIANS, LLC, as guarantor

                                        By:   TRIAD HOLDINGS II, LLC


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        CLAREMORE REGIONAL HOSPITAL, LLC,
                                        as guarantor

                                        By:   TRIAD HOLDINGS II, LLC


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President

                                        CLINICO, LLC, as guarantor

                                        By:   TRIAD HOLDINGS II, LLC


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        COLLEGE STATION DIAGNOSTIC CLINIC,
                                        as guarantor


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        COLLEGE STATION HOSPITAL, L.P.,
                                        as guarantor

                                        By:   GENERAL PARTNER:

                                              COLLEGE STATION MEDICAL CENTER,
                                              LLC

                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        COLLEGE STATION MEDICAL CENTER, LLC,
                                        as guarantor

                                        By:   COLLEGE STATION MERGER, LLC


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        COLLEGE STATION MERGER, LLC,
                                        as guarantor

                                        By:   TRIAD HOSPITALS HOLDINGS, INC.


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President

                                        CORONADO HOSPITAL, LLC, as guarantor

                                        By:   CORONADO MEDICAL, LLC


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        CORONADO MEDICAL, LLC, as guarantor

                                        By:   TRIAD HOSPITALS HOLDINGS, INC.


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        CRESTWOOD HEALTHCARE, L.P., as guarantor

                                        By:   GENERAL PARTNER:

                                              CRESTWOOD HOSPITAL & NURSING HOME,
                                              INC.

                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        CRESTWOOD HOSPITAL & NURSING HOME, INC., as guarantor


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        CRESTWOOD HOSPITAL HOLDINGS, INC.,
                                        as guarantor


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President

                                        CSDS, LLC, as guarantor

                                        By:   TRIAD HOLDINGS III, INC.


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        CSMC, LLC, as guarantor

                                        By:   COLLEGE STATION MERGER, LLC


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        DALLAS PHY SERVICE, LLC, as guarantor

                                        By:   TRIAD HOSPITALS HOLDINGS, INC.


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        DALLAS PHYSICIAN PRACTICE, L.P.,
                                        as guarantor

                                        By:   GENERAL PARTNER:

                                              DFW PHYSERV, LLC


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        DAY SURGERY, INC., as guarantor


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President

                                        DEQUEEN HEALTH SERVICES, INC.,
                                        as guarantor


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        DEQUEEN REGIONAL MEDICAL CENTER, LLC,
                                        as guarantor


                                        By:   DEQUEEN HEALTH SERVICES, INC.


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        DETAR HOSPITAL, LLC, as guarantor

                                        By:   VHC MEDICAL, LLC


                                        By:   /s/ Donald P. Fay
                                              ----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        DFW PHYSERV, LLC, as guarantor

                                        By:   TRIAD HOSPITALS HOLDINGS, INC.


                                        By:   /s/ Donald P. Fay
                                              ----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        DOCTORS HOSPITAL OF LAREDO, LIMITED
                                        PARTNERSHIP, as guarantor

                                        By:   GENERAL PARTNER:

                                              LAREDO INTEREST, LLC


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President

                                        DOCTORS MEDICAL CENTER, LLC,
                                        as guarantor

                                        By:   MID-PLAINS, LLC


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        DOCTORS OF LAREDO, LLC, as guarantor

                                        By:   MID-PLAINS, LLC


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        DOUGLAS MEDICAL CENTER, LLC,
                                        as guarantor

                                        By:   TRIAD HOSPITALS HOLDINGS, INC.


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        E.D. CLINICS, LLC, as guarantor

                                        By:   ARIZONA MEDCO, LLC


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        EL DORADO MEDICAL CENTER, LLC,
                                        as guarantor

                                        By:   ARIZONA MEDCO, LLC


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President

                                        EYE CARE SURGICARE, LTD., as guarantor

                                        By:   GENERAL PARTNER:

                                              SURGICARE OF INDEPENDENCE, INC.


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        EYE INSTITUTE OF SOUTHERN ARIZONA, LLC,
                                        as guarantor

                                        By:   TRIAD HOSPITALS HOLDINGS, INC.


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        GALLAGHER PARK SURGICENTER, LTD.,
                                        as guarantor

                                        By:   GENERAL PARTNER:

                                              SURGICARE OF SHERMAN, INC.


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        GCMC, LLC, as guarantor

                                        By:   WHARTON MEDCO, LLC


                                         By   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        GH TEXAS, LLC, as guarantor

                                        By:   TRIAD HOSPITALS HOLDINGS, INC.


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President

                                        GHC HOSPITAL, LLC, as guarantor

                                        By:   TRIAD HOSPITALS HOLDINGS, INC.


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        GHC HUNTINGTON BEACH, LLC, as guarantor

                                        By:   TRIAD HOSPITALS HOLDINGS, INC.


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        GULF COAST HOSPITAL, L.P., as guarantor

                                        By:   GENERAL PARTNER:

                                              GULF COAST MEDICAL CENTER, LLC


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        GULF COAST MEDICAL CENTER, LLC,
                                        as guarantor

                                        By:   WHARTON MEDCO, LLC


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        HDP DEQUEEN, LLC, as guarantor

                                        By:   TRIAD HOLDINGS II, INC.


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President

                                        HDP WOODLAND HEIGHTS, L.P., as guarantor

                                        By:   GENERAL PARTNER:

                                              HDP WOODLAND PROPERTY, LLC


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        HDP WOODLAND PROPERTY, LLC,
                                        as guarantor

                                        By:   TRIAD HOSPITALS HOLDINGS, INC.


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        HDPWH, LLC, as guarantor

                                        By:   TRIAD HOSPITALS HOLDINGS, INC.


                                        By    /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        HEALDSBURG OF CALIFORNIA, LLC,
                                        as guarantor

                                        By:   TRIAD HOSPITALS HOLDINGS, INC.


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        HOBBS MEDCO, LLC, as guarantor

                                        By:   TRIAD HOSPITALS HOLDINGS, INC.


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President

                                        HOBBS PHYSICIAN PRACTICE, LLC,
                                        as guarantor

                                        By:   HOBBS MEDCO, LLC


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        HOSPITAL OF BEAUMONT, LLC, as guarantor

                                        By:   BEAUCO, LLC


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        HUNTINGTON ASSOCIATES, as guarantor


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        HUNTINGTON BEACH AMDECO, LLC,
                                        as guarantor

                                        By:   TRIAD HOSPITALS HOLDINGS, INC.


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        HUNTINGTON INTERCOMMUNITY HOSPITAL,
                                        as guarantor


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President

                                        INDEPENDENCE REGIONAL HEALTH CENTER,
                                        LLC, as guarantor

                                        By:   TRIAD HOLDINGS II, LLC.


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        KANSAS CITY SURGICENTER, LTD.,
                                        as guarantor

                                        By:   GENERAL PARTNER:

                                              DAY SURGERY, INC.


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        KENSINGCARE, LLC, as guarantor

                                        By:   TRIAD HOLDINGS II, LLC


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        LAKE AREA SURGICARE,
                                         A PARTNERSHIP IN COMMENDUM,
                                         A LOUISIANA LIMITED PARTNERSHIP,
                                        as guarantor

                                        By:   GENERAL PARTNER:

                                              SURGICARE OUTPATIENT CENTER
                                              OF LAKE CHARLES, INC.


                                        By    /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President

                                        LAREDO HOSPITAL, L.P., as guarantor

                                        By:   GENERAL PARTNER:

                                              DOCTORS OF LAREDO, LLC


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        LAREDO INTEREST, LLC, as guarantor

                                        By:   TRIAD HOLDINGS III, INC.


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        LEA REGIONAL HOSPITAL, LLC, as guarantor

                                        By:   HOBBS MEDCO, LLC


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        LONGVIEW MEDICAL CENTER, L.P.,
                                        as guarantor

                                        By:   GENERAL PARTNER:

                                              REGIONAL HOSPITAL OF LONGVIEW, LLC


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:   Donald P. Fay
                                              Title:  Executive Vice President


                                        LONGVIEW MERGER, LLC, as guarantor

                                        By:   TRIAD HOSPITALS HOLDINGS, INC.


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President

                                        LRH, LLC, as guarantor

                                        By:   LONGVIEW MERGER, LLC


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        LS PSYCHIATRIC, LLC, as guarantor

                                        By:   TRIAD HOLDINGS III, INC.


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        MCI PANHANDLE SURGICAL, L.P.,
                                        as guarantor

                                        By:   GENERAL PARTNER:

                                              PANHANDLE PROPERTY, LLC

                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        MEDICAL CENTER AT TERRELL, LLC,
                                        as guarantor

                                        By:   TIRAD-MEDICAL CENTER AT
                                              TERRELL SUBSIDIARY, LLC


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        MEDICAL CENTER OF BROWNWOOD, LLC,
                                        as guarantor

                                        By:   SOUTHERN TEXAS MEDICAL CENTER, LLC


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President

                                        MEDICAL CENTER OF SHERMAN, LLC,
                                        as guarantor

                                        By:   TRIAD-MEDICAL CENTER OF
                                              SHERMAN SUBSIDARY, LLC


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        MEDICAL HOLDINGS, INC., as guarantor


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        MEDICAL MANAGEMENT, INC., as guarantor


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        MEDICAL PARK HOSPITAL, LLC, as guarantor

                                        By:   TRIAD HOLDINGS II, INC.


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        MEDICAL PARK MSO, LLC, as guarantor

                                        By:   TRIAD HOLDINGS II, LLC


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        MEMORIAL HOSPITAL, LLC, as guarantor

                                        By:   TRIAD HOSPITALS HOLDINGS, INC.


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President

                                        MID-PLAINS, LLC, as guarantor

                                        By:   TRIAD HOSPITALS HOLDINGS, INC.


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        MIDWEST PSYCHIATRIC CENTER, INC.,
                                        as guarantor

                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        MISSION BAY MEMORIAL HOSPITAL, LLC,
                                        as guarantor

                                        By:   TRIAD HOSPITALS HOLDINGS, INC.


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        MISSOURI HEALTHSERV, LLC, as guarantor

                                        By:   TRIAD HOLDINGS III, INC.


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        NAVARRO HOSPITAL, L.P., as guarantor

                                        By:   GENERAL PARTNER:

                                              NAVARRO REGIONAL, LLC


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President

                                        NAVARRO REGIONAL, LLC, as guarantor

                                        By:   TRIAD-NAVARRO REGIONAL HOSPITAL
                                              SUBSIDIARY, LLC


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        NORTH ANAHEIM SURGICENTER, LTD.,
                                        as guarantor

                                        By:   GENERAL PARTNER:

                                              SURGICARE OF NORTH ANAHEIM, INC.

                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President

                                        NORTHWEST HOSPITAL, LLC, as guarantor

                                        By:   TRIAD HOSPITALS HOLDINGS, INC.


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        NRH, LLC, as guarantor

                                        By:   TRIAD-NAVARRO REGIONAL
                                              HOSPITAL SUBSIDIARY, LLC


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        ODESSA, LLC, as guarantor

                                        By:   TRIAD HOLDINGS II, LLC


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President

                                        OREGON HEALTHCORP, LLC, as guarantor

                                        By:   TRIAD HOSPITALS HOLDINGS, INC.


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        OSBORN AMBULATORY SURGICAL CENTER, LTD., as guarantor

                                        By:   GENERAL PARTNER:

                                              SAMARITAN SURGICENTERS OF ARIZONA,
                                              LLC


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        OVERLAND PARK REGIONAL MEDICAL CENTER,
                                        LLC, as guarantor

                                        By:   TRIAD HOSPITALS HOLDINGS, INC.


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        PACIFIC EAST DIVISION OFFICE, L.P.,
`                                       as guarantor

                                        By:   GENERAL PARTNER:

                                              TRIAD TEXAS, LLC

                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        PACIFIC GROUP ASC DIVISION, INC.,
                                        as guarantor


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President

                                        PACIFIC PHYSICIANS SERVICES, LLC,
                                        as guarantor

                                        By:   SPROCKET MEDICAL MANAGEMENT, INC.


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        PACIFIC WEST DIVISION OFFICE, LLC,
                                        as guarantor

                                        By:   TRIAD HOSPITALS HOLDINGS, INC.


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        PALM DRIVE HOSPITAL, L.P., as guarantor

                                        By:   GENERAL PARTNER:

                                              PALM DRIVE MEDICAL CENTER, LLC


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        PALM DRIVE MEDICAL CENTER, LLC,
                                        as guarantor

                                        By:   SEBASTOPOL, LLC


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        PANHANDLE MEDICAL CENTER, LLC,
                                        as guarantor

                                        TRIAD HOSPITALS HOLDINGS, INC.


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President

                                        PANHANDLE SURGICAL HOSPITAL, L.P.,
                                        as guarantor

                                        By:   GENERAL PARTNER:

                                              PANHANDLE MEDICAL CENTER, LLC


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                              PAMPA HOSPITAL, L.P., as guarantor

                                        By:   GENERAL PARTNER:

                                              PAMPA MEDICAL CENTER, LLC


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        PAMPA MEDICAL CENTER, LLC, as guarantor

                                        By:   CORONADO MEDICAL, LLC


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        PANHANDLE PROPERTY, LLC, as guarantor

                                        By:   TRIAD HOSPITALS HOLDINGS, INC.


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President


                                        PANHANDLE, LLC, as guarantor

                                        By:   TRIAD HOSPITALS HOLDINGS, INC.


                                        By:   /s/ Donald P. Fay
                                              -----------------
                                              Name:  Donald P. Fay
                                              Title: Executive Vice President

                                        PDMC, LLC, as guarantor

                                        By: SEBASTOPOL, LLC


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        PECOS VALLEY OF NEW MEXICO, LLC,
                                        as guarantor

                                        By: TRIAD HOSPITALS HOLDINGS, INC.


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        PHOENIX AMDECO, LLC, as guarantor

                                        By: TRIAD HOSPITALS HOLDINGS, INC.


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        PHOENIX SURGICAL, LLC, as guarantor

                                        By: TRIAD HOSPITALS HOLDINGS, INC.


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        PHYSICIANS AND SURGEONS
                                        HOSPITAL OF ALICE, L.P., as guarantor

                                        By: GENERAL PARTNER:

                                            ALICE HOSPITAL, LLC


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President

                                        PHYS-MED, LLC, as guarantor

                                        By: TRIAD HOLDINGS II, INC.


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        PINEY WOODS HEALTHCARE
                                         SYSTEM, L.P., as guarantor

                                        By: GENERAL PARTNER:

                                            WOODLAND HEIGHTS
                                             MEDICAL CENTER, LLC


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        PRIMARY MEDICAL, LLC, as guarantor

                                        By: TRIAD HOLDINGS II, LLC


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        PSYCHIATRIC SERVICES OF
                                         PARADISE VALLEY, LLC, as guarantor

                                        By: TRIAD HOSPITALS HOLDINGS, INC.

                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        REGIONAL EMPLOYEE ASSISTANCE
                                         PROGRAM, INC., as guarantor


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President

                                        REGIONAL HOSPITAL OF
                                         LONGVIEW, LLC, as guarantor

                                        By: LONGVIEW MERGER, LLC


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        SACMC, LLC, as guarantor

                                        By: SAN ANGELO MEDICAL, LLC


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        SAMARITAN SURGICENTERS OF
                                        ARIZONA, LLC, as guarantor


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President

                                        SAN ANGELO COMMUNITY
                                         MEDICAL CENTER, LLC, as guarantor

                                        By: SAN ANGELO MEDICAL, LLC


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        SAN ANGELO HOSPITAL, L.P., as guarantor

                                        By: GENERAL PARTNER:

                                            SAN ANGELO COMMUNITY
                                             MEDICAL CENTER, LLC


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President

                                        SAN ANGELO MEDICAL, LLC, as guarantor

                                        By: TRIAD HOSPITALS HOLDINGS, INC.


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        SAN DIEGO HOSPITAL, L.P., as guarantor

                                        By: GENERAL PARTNER:

                                            MISSION BAY MEMORIAL
                                             HOSPITAL, LLC


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        SAN LEANDRO HOSPITAL, L.P., as guarantor

                                        By: GENERAL PARTNER:

                                            SAN LEANDRO MEDICAL
                                             CENTER, LLC


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        SAN LEANDRO MEDICAL
                                         CENTER, LLC, as guarantor

                                        By: SAN LEANDRO, LLC


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        SAN LEANDRO, LLC, as guarantor

                                        By: TRIAD HOSPITALS HOLDINGS, INC.


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President

                                        SDH, LLC, as guarantor

                                        By: SILSBEE TEXAS, LLC


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        SDH LP, LLC, as guarantor

                                        By: TRIAD HOLDINGS III, INC.


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        SEBASTOPOL, LLC, as guarantor

                                        By: TRIAD HOSPITALS HOLDINGS, INC.


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        SHERMAN HOSPITAL, L.P., as guarantor

                                        By: GENERAL PARTNER:

                                            MEDICAL CENTER OF SHERMAN, LLC

                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        SHERMAN MEDICAL CENTER, LLC,
                                        as guarantor

                                        By: TRIAD-MEDICAL CENTER OF
                                             SHERMAN SUBSIDIARY, LLC


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President

                                        SILSBEE DOCTORS HOSPITAL, L.P.,
                                        as guarantor

                                        By: GENERAL PARTNER:

                                        SILSBEE MEDICAL CENTER, LLC

                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President

                                        SILSBEE MEDICAL CENTER, LLC,
                                        as guarantor

                                        By: SILSBEE TEXAS, LLC


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        SILSBEE TEXAS, LLC, as guarantor

                                        By: TRIAD HOSPITALS HOLDINGS, INC.


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        SLH, LLC, as guarantor

                                        By: SAN LEANDRO, LLC


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        SOUTH ALABAMA MANAGED CARE
                                         CONTRACTING, INC., as guarantor


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President

                                        SOUTH ALABAMA MEDICAL
                                         MANAGEMENT SERVICES, INC., as guarantor


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        SOUTH ALABAMA PHYSICIANS
                                         SERVICE, INC., as guarantor


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        SOUTH ARKANSAS CLINIC, LLC, as guarantor

                                        By: TRIAD HOLDINGS II, LLC


                                       By:  /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        SOUTHERN TEXAS MEDICAL
                                         CENTER, LLC, as guarantor

                                        By: TRIAD HOSPITALS HOLDINGS, INC.


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        SPROCKET MEDICAL
                                         MANAGEMENT, INC., as guarantor


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President

                                        SURGICAL CENTER OF AMARILLO, LLC,
                                        as guarantor

                                        TRIAD HOSPITALS HOLDINGS, INC.


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        SURGICAL CENTER OF SOUTHEAST
                                         TEXAS, LTD., as guarantor

                                        By: GENERAL PARTNER:

                                            SURGICARE OF SOUTHEAST
                                             TEXAS, INC.


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        SURGICARE OF AMARILLO, INC.,
                                        as guarantor


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        SURGICARE OF INDEPENDENCE, INC.,
                                        as guarantor


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        SURGICARE OF NORTH
                                         ANAHEIM, INC., as guarantor


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        SURGICARE OF SAN LEANDRO, INC.,
                                        as guarantor


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President

                                        SURGICARE OF SHERMAN, INC., as guarantor


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        SURGICARE OF SOUTHEAST
                                         TEXAS, INC., as guarantor


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        SURGICARE OF VICTORIA, INC.,
                                        as guarantor


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        SURGICARE OF VICTORIA, LTD.,
                                        as guarantor

                                        By: GENERAL PARTNER:

                                            SURGICARE OF VICTORIA, INC.


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        SURGICARE OUTPATIENT CENTER OF
                                         LAKE CHARLES, INC., as guarantor


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        SURGICENTER OF JOHNSON
                                         COUNTY, INC., as guarantor


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President

                                        SURGICENTER OF JOHNSON
                                         COUNTY, LTD., as guarantor

                                        By: GENERAL PARTNER:

                                            SURGICARE OF JOHNSON
                                             COUNTY, INC.


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        SURGICENTERS OF AMERICA, L.P.,
                                        as guarantor

                                        By: GENERAL PARTNER:

                                            SAMARITAN SURGICENTERS OF
                                            ARIZONA, LLC


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        SURGICENTERS OF AMERICA, INC.,
                                        as guarantor


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        TERRELL HOSPITAL, L.P., as guarantor

                                        By: GENERAL PARTNER:

                                            TERRELL MEDICAL CENTER, LLC


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President

                                        TERRELL MEDICAL CENTER, LLC,
                                        as guarantor

                                        By: TRIAD-MEDICAL CENTER AT
                                             TERRELL SUBSIDIARY, LLC


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        TRIAD - ARIZONA, INC., as guarantor


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        TRIAD - EL DORADO, INC., as guarantor


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President

                                        TRIAD - SOUTH TULSA HOSPITAL
                                         COMPANY, INC., as guarantor


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        TRIAD CSGP, LLC, as guarantor

                                        By: TRIAD HOLDINGS II, LLC.


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        TRIAD CSLP, LLC, as guarantor

                                        By: TRIAD HOSPITALS HOLDINGS, INC.


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President

                                        TRIAD CORPORATE SERVICES,
                                         LIMITED PARTNERSHIP, as guarantor

                                        By: GENERAL PARTNER:

                                            TRIAD CSGP, LLC


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        TRIAD HEALTHCARE SYSTEM OF
                                         PHOENIX, L.P., as guarantor

                                        By: GENERAL PARTNER:

                                            TRIAD OF PHOENIX, INC.


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        TRIAD HOLDINGS II, LLC, as guarantor

                                        By: TRIAD HOLDINGS II, LLC


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        TRIAD HOLDINGS III, INC., as guarantor


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        TRIAD OF ARIZONA (L.P.), INC.,
                                        as guarantor


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President

                                        TRIAD OF PHOENIX, INC., as guarantor


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        TRIAD RC, INC., as guarantor


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        TRIAD TEXAS, LLC, as guarantor

                                        By: TRIAD HOSPITALS HOLDINGS, INC.


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        TRIAD-MEDICAL CENTER AT
                                         TERRELL SUBSIDIARY, LLC, as guarantor

                                        By: TRIAD HOSPITALS HOLDINGS, INC.


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        TRIAD-MEDICAL CENTER OF
                                         SHERMAN SUBSIDIARY, LLC, as guarantor

                                        By: TRIAD HOSPITALS HOLDINGS, INC.


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President

                                        TRIAD-NAVARRO REGIONAL
                                         HOSPITAL SUBSIDIARY, LLC, as guarantor

                                        By: TRIAD HOSPITALS HOLDINGS, INC.


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        TROSCO, LLC, as guarantor

                                        By: TRIAD HOLDINGS II, LLC


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        TRUFOR PHARMACY, LLC, as guarantor

                                        By: TRIAD HOLDINGS II, LLC


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        VFARC, LLC, as guarantor

                                        By: TRIAD HOLDINGS III, INC.


                                        By: /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                        VHC HOLDINGS, LLC, as guarantor

                                        By: TRIAD HOLDINGS III, INC.


                                       By:  /s/  Donald P. Fay
                                            ------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President

                                       VHC MEDICAL, LLC, as guarantor

                                       By:  TRIAD HOSPITALS HOLDINGS, INC.


                                       By:  /s/  Donald P. Fay
                                           --------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                       VICTORIA HOSPITAL, LLC, as guarantor

                                       By:  VHC MEDICAL, LLC


                                       By:  /s/  Donald P. Fay
                                           --------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                       VICTORIA MEDICAL FOUNDATION,
                                       as guarantor


                                       By:  /s/  Donald P. Fay
                                           --------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                       VICTORIA OF TEXAS, L.P., as guarantor

                                       By:  GENERAL PARTNER:

                                            DETAR HOSPITAL, LLC


                                       By:  /s/  Donald P. Fay
                                           --------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                       VMF MEDICAL, LLC, as guarantor

                                       By:  TRIAD HOLDINGS III, INC.


                                       By:  /s/  Donald P. Fay
                                           --------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President

                                       WAGONER COMMUNITY
                                       HOSPITAL, LLC, as guarantor

                                       By:  TRIAD HOLDINGS II, LLC


                                       By:  /s/  Donald P. Fay
                                           --------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                       WAMC, LLC, as guarantor

                                       By:  WEST ANAHEIM, LLC

                                       By:  /s/  Donald P. Fay
                                           --------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                       WEST ANAHEIM HOSPITAL, L.P., as guarantor

                                       By:  GENERAL PARTNER:

                                            WEST ANAHEIM MEDICAL
                                             CENTER, LLC


                                       By:  /s/  Donald P. Fay
                                           --------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                       WEST ANAHEIM MEDICAL
                                        CENTER, LLC, as guarantor

                                       By:  WEST ANAHEIM, LLC


                                       By:  /s/  Donald P. Fay
                                           --------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                       WEST ANAHEIM, LLC, as guarantor

                                       By:  TRIAD HOSPITALS HOLDINGS, INC.


                                       By:  /s/  Donald P. Fay
                                           --------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President

                                       WESTMED, as guarantor


                                       By:  /s/  Donald P. Fay
                                           --------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                       WHARTON MEDCO, LLC, as guarantor

                                       By:  TRIAD HOSPITALS HOLDINGS, INC.

                                       By:  /s/  Donald P. Fay
                                           --------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                       WHMC, LLC, as guarantor

                                       By:  TRIAD HOLDINGS III, INC.


                                       By:  /s/  Donald P. Fay
                                           --------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                       WILLAMETTE VALLEY CLINICS, LLC,
                                       as guarantor

                                       By:  OREGON HEALTHCORP, LLC


                                       By:  /s/  Donald P. Fay
                                           --------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                       WILLAMETTE VALLEY MEDICAL
                                        CENTER, LLC, as guarantor

                                       By:  OREGON HEALTHCORP, LLC


                                       By:  /s/  Donald P. Fay
                                           --------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                       WM MEDICAL, LLC, as guarantor

                                       By:  TRIAD HOLDINGS III, INC.

                                       By:  /s/  Donald P. Fay
                                           --------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President

                                       WOMEN & CHILDREN'S
                                        HOSPITAL, LLC, as guarantor

                                       By:  TRIAD HOLDINGS II, LLC


                                       By:  /s/  Donald P. Fay
                                           --------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                       WOODLAND HEIGHTS MEDICAL
                                        CENTER, LLC, as guarantor

                                       By:  TRIAD HOLDINGS III, INC.


                                       By:  /s/  Donald P. Fay
                                           --------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                       TRIAD HOSPITALS HOLDINGS, INC.


                                       By:  /s/  Donald P. Fay
                                           --------------------
                                            Name:   Donald P. Fay
                                            Title:  Executive Vice President


                                       CITIBANK N.A., as Trustee


                                       By:  /s/  Wafaa Orfy
                                          -----------------
                                          Name:  Wafaa Orfy
                                          Title:  Senior Trust Officer